Exhibit 4.50

NINTH SUPPLEMENTAL INDENTURE

between

MICHIGAN ELECTRIC TRANSMISSION COMPANY, LLC

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

Trustee

Dated as of November 28, 2018

Supplementing the First Mortgage Indenture dated as of December 10, 2003, as heretofore supplemented

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS

Establishing a series of Securities designated 4.55% Series A Senior Secured Notes due 2049 and a series of Securities designated 4.65% Series B Senior Secured Notes due 2049

NINTH SUPPLEMENTAL INDENTURE (this “NINTH SUPPLEMENTAL INDENTURE”), dated as of November 28, 2018, between MICHIGAN ELECTRIC TRANSMISSION COMPANY, LLC, a limited liability company organized and existing under the laws of the State of Michigan (herein called the “Company”), having its principal office at 27175 Energy Way, Novi, Michigan 48377, and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. (as successor to JPMorgan Chase Bank, N.A.), a national banking association organized under the laws of the United States, as trustee (herein called the “Trustee”), the office of the Trustee at which on the date hereof its corporate trust business is administered being 2 N. LaSalle, Suite 700, Chicago, Illinois 60602.

RECITALS OF THE COMPANY

WHEREAS, the Company has heretofore executed and delivered to the Trustee a First Mortgage Indenture dated as of December 10, 2003 (the “Original Mortgage Indenture”), as amended and supplemented by the Third Supplemental Indenture thereto, dated as of November 25, 2008, (together with the Original Mortgage Indenture, the “Mortgage Indenture”) encumbering the real property interests as more particularly described on Exhibit A and Exhibit B attached to the Original Mortgage Indenture, on Exhibit A to the Fourth Supplemental Indenture thereto, Exhibit A to the Fifth Supplemental Indenture thereto, Exhibit A to the Sixth Supplemental Indenture thereto, Exhibit A to the Seventh Supplemental Indenture thereto and Exhibit A to the Eighth Supplemental Indenture thereto, and providing for (i) the issuance by the Company from time to time of its bonds, notes or other evidences of indebtedness (in the Mortgage Indenture and herein called the “Debt Securities”) to be issued in one or more series and to provide security for the payment of the principal of and premium (including any Make-Whole Amount), if any, and interest, if any, on the Debt Securities and (ii) the issuance from time to time of Collateral Securities (as defined in the Mortgage Indenture) (together with the Debt Securities, in the Mortgage Indenture and herein called the “Securities”); and

WHEREAS, the Company has heretofore executed and delivered the following supplemental indentures, each dated as hereinafter set forth:

Instrument	Date

First Supplemental Indenture	December 10, 2003

Second Supplemental Indenture	December 10, 2003

Third Supplemental Indenture	November 25, 2008

Fourth Supplemental Indenture	December 11, 2008

Fifth Supplemental Indenture	April 20, 2010

Sixth Supplemental Indenture	October 5, 2012

Seventh Supplemental Indenture	December 4, 2014

Eighth Supplemental Indenture	March 31, 2016

WHEREAS, the Original Mortgage Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture and the Eighth Supplemental

Indenture listed in the foregoing paragraph were recorded in the offices set forth in Schedule 1 attached hereto; and

WHEREAS, there have heretofore been issued under the Indenture the following Securities in the principal amounts as follows:

Title	Issued	Principal Amount

5.75% Senior Secured Notes, due 2015	December 10, 2003 (Discharged on December 10, 2015)	$175,000,000

Senior Secured Bonds, Collateral Series A	December 10, 2003 (Discharged on March 29, 2007)	$35,000,000

6.63% Senior Secured Notes due 2014	December 11, 2008 (Discharged on December 18, 2014)	$50,000,000

5.64% Senior Secured Notes due 2040	May 6, 2010	$50,000,000

3.98% Senior Secured Notes due 2042	October 26, 2012	$75,000,000

4.19% Senior Secured Notes due 2044	December 17, 2014	$150,000,000

3.90% Senior Secured Notes due 2046	April 26, 2016	$200,000,000

WHEREAS, in addition to the property described in the Original Mortgage Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture and the Eighth Supplemental Indenture, the Company has acquired certain other property, rights, and interests in property; and

WHEREAS, the Company, in the exercise of the power and authority conferred upon and reserved to it under the provisions of the Mortgage Indenture and pursuant to a Company Resolution, has duly determined to make, execute and deliver to the Trustee this Ninth Supplemental Indenture to the Mortgage Indenture as permitted by Sections 201, 301 and 1201 of the Mortgage Indenture in order to establish the form and terms of, and to provide for the creation and issuance of, two series of Securities under the Mortgage Indenture in an aggregate principal amount of $100,000,000 and to amend and supplement the Mortgage Indenture as herein provided; and

WHEREAS, all things necessary to make the Notes (as defined herein), when executed by the Company and authenticated and delivered by the Trustee or any Authenticating Agent and issued upon the terms and subject to the conditions hereinafter and in the Mortgage Indenture set forth against payment therefor the valid, binding and legal obligations of the Company and to make this Ninth Supplemental Indenture a valid, binding and legal agreement of the Company, have been done;

GRANTING CLAUSES

NOW, THEREFORE, THIS NINTH SUPPLEMENTAL INDENTURE WITNESSETH that, in order to establish the terms of two series of Securities, and for and in consideration of the premises and of the covenants contained in the Mortgage Indenture and in this Ninth Supplemental Indenture and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and in order to secure the payment of the principal of and premium, if any, and interest, if any, on, and all other amounts (including, without limitation, fees, expenses and indemnities) in connection with, all Securities from time to time Outstanding and the performance of the covenants therein and herein contained and to declare the terms and conditions on which such Securities are secured, the Company hereby grants, bargains, sells, conveys, assigns, transfers, mortgages, pledges, sets over and confirms to the Trustee, and grants to the Trustee, for itself and for the benefit of the Holders, with power of sale, a lien upon and a security interest in, the following (subject, however, to the terms and conditions set forth in the Mortgage Indenture and herein):

GRANTING CLAUSE FIRST

All right, title and interest of the Company, as of the date of the execution and delivery of this Ninth Supplemental Indenture, as originally executed and delivered, in and to all of the following property:

(a)                                 all real property owned in fee and other interests in real property located in the State of Michigan or wherever else situated including, but not limited to, such property as described in Exhibit A and Exhibit B attached to the Original Mortgage Indenture, Exhibit A attached to the Fourth Supplemental Indenture, Exhibit A attached to the Fifth Supplemental Indenture, Exhibit A attached to the Sixth Supplemental Indenture, Exhibit A attached to the Seventh Supplemental Indenture, Exhibit A attached to the Eighth Supplemental Indenture and Exhibit A attached hereto;

(b)                                 the entire easement estate created under and by virtue of the Easement Agreement (as defined in Section 101 of the Original Mortgage Indenture), including any interest in any fee, or greater or lesser title to such easement estate, including, without limitation, the Company’s interest in the parcels of real property described in Exhibit B attached to the Original Mortgage Indenture for purposes of local recording of the Indenture (collectively, the “Easement Land”) and the Improvements (as defined below) that the Company may own or hereafter acquire (whether acquired pursuant to a right or option contained in the Easement Agreement or otherwise) and all credits, deposits, options, privileges and rights of the Company under the Easement Agreement (including all rights of use, occupancy and enjoyment) and under any amendments, supplements, extensions, renewals, restatements, replacements and modifications thereof (including, without limitation, (i) the right to give consents, (ii) the right to receive moneys payable to the Company, (iii) the right to renew or extend the Easement Agreement for a succeeding term or terms, (iv) the right, if any, to purchase the Real Estate (as defined below) and (v) the right to terminate or modify the Easement Agreement); all of the Company’s claims and rights to the payment of damages arising under the Bankruptcy Code (as defined in Section 101 of the Original Mortgage Indenture) from any rejection of the Easement Agreement by the grantor thereunder or any other party (such parcel(s) of real property (including the real property owned in fee and the Easement Land and the Company’s easement estate), together with all of the buildings, improvements, structures and fixtures now or subsequently located thereon (the “Improvements”) are collectively referred to as the “Real Estate”);

(c)                                  the Improvements or any part thereof (whether owned in fee by the Company or held pursuant to the Easement Agreement or otherwise) and all the estate, right, title, claim or demand whatsoever of the Company, in possession or expectancy, in and to the Real Estate or any part thereof;

(d)                                 all rights of way, gores of land, streets, ways, alleys, passages, sewer rights, waters, water courses, water and riparian rights, development rights, air rights, mineral rights and all estates, rights, titles, interests, privileges, licenses, tenements, hereditaments and appurtenances belonging, relating or appertaining to the Real Estate, and any reversions, remainders, rents, issues, profits and revenue thereof and all land lying in the bed of any street, road or avenue, in front of or adjoining the Real Estate to the center line thereof (the assets described in clauses (a), (b) and (c) above and this clause (d) are collectively referred to as the “Real Property”);

(e)                                  all fixtures, towers, pole structures, poles, crossarms, wires, cables, conduits, guys, anchors, transformers, insulators, substations, switching stations, chattels, business machines, machinery, apparatus, equipment, furnishings, fittings and articles of personal property of every kind and nature whatsoever, and all appurtenances and additions thereto and substitutions or replacements thereof (together with, in each case, attachments, components, parts and accessories) currently owned or subsequently acquired by the Company and now or subsequently attached to, or contained in or used or usable in any way in connection with any operation or letting of the Real Estate, including but without limiting the generality of the foregoing, all screens, awnings, shades, blinds, curtains, draperies, artwork, carpets, rugs, storm doors and windows, furniture and furnishings, heating, electrical, and mechanical equipment, lighting, switchboards, plumbing, ventilating, air conditioning and air-cooling apparatus, refrigerating, and incinerating equipment, escalators, elevators, loading and unloading equipment and systems, stoves, ranges, laundry equipment, cleaning systems (including window cleaning apparatus), telephones, communication systems (including satellite dishes and antennae), televisions, computers, sprinkler systems and other fire prevention and extinguishing apparatus and materials, security systems, motors, engines, machinery, pipes, pumps, tanks, conduits, appliances, fittings and fixtures of every kind and description and all other assets that constitute “Equipment” as defined in the Uniform Commercial Code (all of the foregoing in this clause (e), collectively being referred to as the “Equipment”);

(f)                                   all substitutes and replacements of, and all additions and improvements to, the Real Estate and the Equipment, subsequently acquired by or released to the Company or constructed, assembled or placed by the Company on the Real Estate, immediately upon such acquisition, release, construction, assembling or placement, including, without limitation, any and all building materials whether stored at the Real Estate or offsite, and, in each such case, without any further mortgage, conveyance, assignment or other act by the Company;

(g)                                  all leases, subleases, underlettings, concession agreements, management agreements, licenses and other agreements relating to the use or occupancy of the Real Estate or the Equipment or any part thereof, now existing or subsequently entered into by the Company and whether written or oral and all guarantees of any of the foregoing (collectively, as any of the foregoing may be amended, restated, extended, renewed or modified from time to time, the “Leases”), and all rights of the Company in respect of cash and securities deposited thereunder and the right to receive and collect the revenues, income, rents, issues and profits thereof, together with all other rents, royalties, issues, profits, revenue, income and other benefits arising from the use and enjoyment of the Mortgaged Property (collectively, the “Rents”), including, but not limited to, all rights conferred by Act No. 210 of the Michigan Public Acts of 1953 as amended by Act No. 151 of the Michigan Public Acts of 1966 (MCLA 554.231 et seq.), and Act No. 228 of the Michigan Public Acts of 1925 as amended by Act No. 55 of the Michigan Public Acts of 1933 (MCLA 554.211 et seq.);

(h)                                 all trade names, trade marks, logos, copyrights, good will and books and records relating to or used in connection with the operation of the Real Estate or the Equipment or any part thereof, all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including copyrights, copyright licenses, patents, patent licenses, trademarks, trademark licenses, technology, know-how and processes, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom; all general intangibles related to the operation of the Improvements now existing or hereafter arising and all other assets that constitute “Intellectual Property” as defined in the Uniform Commercial Code (all of the foregoing in this clause (h), collectively being referred to as “Intellectual Property”);

(i)                                     all unearned premiums under insurance policies now or subsequently obtained by the Company relating to the Real Estate or Equipment and the Company’s interest in and to all proceeds of any such insurance policies (including title insurance policies) including the right to collect and receive such proceeds, subject to the provisions relating to insurance generally set forth below; and all awards and other compensation, including the interest payable thereon and the right to collect and receive the same, made to the present or any subsequent owner of the Real Estate or Equipment for the taking by eminent domain, condemnation or otherwise, of all or any part of the Real Estate or any easement or other right therein;

(j)                                    all contracts from time to time executed by the Company or any Manager or agent on its behalf relating to the ownership, construction, maintenance, repair, operation, occupancy, sale or financing of the Real Estate or Equipment or any part thereof and all agreements relating to the purchase or lease of any portion of the Real Estate or any property which is adjacent or peripheral to the Real Estate, together with the right to exercise such options and all leases of Equipment; all consents, licenses, building permits, certificates of occupancy and other Governmental Approvals (to the extent constituting property) relating to construction, completion, occupancy, use or operation of the Real Estate or any part thereof; and all drawings, plans, specifications and similar or related items relating to the Real Estate (all of the foregoing in this clause (j) being referred to as “Real Estate Contracts”);

(k)                                 any and all moneys now or subsequently on deposit for the payment of real estate taxes or special assessments against the Real Estate or for the payment of premiums on insurance policies covering the foregoing property or otherwise on deposit with or held by the Company as provided in the Indenture;

(l)                                     any right to payment of a monetary obligation, whether or not earned by performance, (i) for property that has been or is to be sold, leased, licensed, assigned or otherwise disposed of, (ii) for services rendered or to be rendered, (iii) for a policy of insurance issued or to be issued, (iv) for a secondary obligation incurred or to be incurred, (v) for energy provided or to be provided, (vi) for the use or hire of a vessel under a charter or other contract, (vii) arising out of the use of a credit or charge card or information contained on or for use with the card, or (viii) as winnings in a lottery or other game of chance operated or sponsored by a state, governmental unit of a state, or person licensed or authorized to operate the game by a state or governmental unit of the state;

(m)                             all Accounts;

(n)                                 all Chattel Paper;

(o)                                 all Contracts;

(p)                                 all Deposit Accounts;

(q)                                 all Documents;

(r)                                    all General Intangibles;

(s)                                   all Instruments;

(t)                                    all Inventory;

(u)                                 all Investment Property;

(v)                                 all Letter of Credit Rights;

(w)                               all other property not otherwise described above;

(x)                                 all books and records pertaining to the Mortgaged Property; and

(y)                                 to the extent not otherwise included, all Proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

GRANTING CLAUSE SECOND

All right, title and interest of the Company in all property described in the foregoing Granting Clause First, which may be hereafter acquired by the Company, it being the intention of the Company that all such property and all such rights, title and interests acquired by the Company after the date of the execution and delivery of this Ninth Supplemental Indenture, as originally executed and delivered, shall be as fully embraced within and subjected to the Lien hereof as if such property were owned by the Company as of the date of the execution and delivery of this Ninth Supplemental Indenture, as originally executed and delivered;

GRANTING CLAUSE THIRD

All tenements, hereditaments, servitudes and appurtenances belonging or in any way appertaining to the aforesaid property, with the reversions and remainders thereof;

TO HAVE AND TO HOLD all such property, unto the Trustee, its successors in trust and their assigns forever;

IN TRUST, for the equal and ratable benefit and security of the Holders from time to time of all Outstanding Securities without any priority of any such Security over any other such Security;

PROVIDED, HOWEVER, that the right, title and interest of the Trustee in and to the Mortgaged Property shall cease, terminate and become void in accordance with, and subject to the conditions set forth in, Article Seven or Article Twelve of the Original Mortgage Indenture, and if, thereafter, the principal of and premium, if any, and interest, if any, on, and any other amounts (including, without limitation, fees, expenses and indemnities) in connection with, the Securities shall have been paid to the Holders thereof, or shall have been paid to the Company pursuant to Section 603 of the Original Mortgage Indenture, then and in that case the Indenture shall terminate, and the Trustee shall execute and deliver to the Company such instruments as the Company shall require to evidence such termination; otherwise the Indenture, and the estate and rights hereby granted, shall be and remain in full force and effect;

IT IS HEREBY COVENANTED AND AGREED by and between the Company and the Trustee that all the Securities are to be authenticated and delivered, and that the Mortgaged Property is to be held, subject to the further covenants, conditions and trusts set forth in the Indenture; and

THE PARTIES HEREBY COVENANT AND AGREE as follows:

ARTICLE ONE

DEFINITIONS AND OTHER PROVISIONS
OF GENERAL APPLICATION

(a)                                 Mortgage Indenture Definitions.  Each capitalized term that is used herein and is defined in the Mortgage Indenture shall have the meaning specified in the Mortgage Indenture unless such term is otherwise defined herein; provided, however, that any reference to a “Section” or “Article” refers to a Section or Article, as the case may be, of this Ninth Supplemental Indenture, unless otherwise expressly stated.

(b)                                 Additional Definitions.  For purposes of this Ninth Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires, the following capitalized terms shall have the meanings set forth below:

“Capital Stock” means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) in the equity of such Person, including, without limitation, all partnership interests, limited liability company membership or other interests, common stock and preferred stock and beneficial interests in a trust and any and all warrants, rights or options to purchase any of the foregoing.

“Closing Date” has the meaning assigned to that term in Schedule B to the Note Agreement.

“Change in Ownership” means and shall be deemed to have occurred if Holdco ceases to own, directly or indirectly, 85% of the Capital Stock of the Company.

“Dispose” or “Disposition” means a sale, lease, transfer or other disposition of any assets of the Company.

“Easement Agreement” means the Amended and Restated Easement Agreement, dated as of April 29, 2002, between the Company and Consumers, as amended and supplemented to date.

“Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, licenses or legally enforceable governmental restrictions relating to pollution and the protection of the environment or the release of any Hazardous Materials into the environment.

“Event of Default” has the meaning assigned to that term in Article Four of this Ninth Supplemental Indenture.

“FERC” means the United States Federal Energy Regulatory Commission.

“Financing Agreements” means the Mortgage Indenture, including this Ninth Supplemental Indenture, the Note Agreement and the Notes.

“Hazardous Material” means any and all pollutants, toxic or hazardous wastes or other substances that could be reasonably expected to pose a hazard to health and safety, the removal of which could be reasonably expected to be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is restricted, prohibited or penalized by any applicable law including, but not limited to, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances.

“Holdco” means ITC Holdings Corp., a Michigan corporation.

“Indenture” means the Original Mortgage Indenture, as supplemented and modified by any and all indentures supplemental thereto, including this Ninth Supplemental Indenture.

“Initial Noteholder” means each Noteholder listed on Schedule A to the Note Agreement purchasing any Notes on a Closing Date.

“Institutional Investor” means (a) any Initial Noteholder, (b) any holder of more than $5,000,000 of the aggregate principal amount of the Notes and (c) any bank, trust company, other financial institution, pension plan, investment company, insurance company, or similar financial institution.

“Investment” or “Invest” means (a) a purchase or acquisition of, or an investment or reinvestment in, Rate Base Assets or (b) without duplication, the making of a firm, good faith contractual commitment, in the ordinary course of business and not subject to any conditions in the Company’s control, to purchase or acquire, or invest or reinvest in, Rate Base Assets.

“Make-Whole Amount” means, with respect to any Note, an amount, as determined by the Company, equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal; provided that the Make-Whole Amount may in no event be less than zero.  For the purposes of determining any Make-Whole Amount, the following terms have the following meanings:

“Called Principal” means, with respect to any Note, the principal of such Note that is to be redeemed pursuant to Section 2.03 or Section 2.04 hereof or has become or is declared to be immediately due and payable pursuant to Section 802 of the Mortgage Indenture, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by (i) the yields reported, as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” on the Bloomberg Financial Markets Services Screen (or such other display as may replace Page PX1 on the Bloomberg Financial Markets Services Screen) for the most recently issued actively traded on the run U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called

Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for actively traded on the run U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date.  In the case of each determination under clause (i) or clause (ii), as the case may be, of the preceding sentence, such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the applicable actively traded on the run U.S. Treasury security with the maturity closest to and greater than such Remaining Average Life and (2) the applicable traded actively traded on the run U.S. Treasury security with the maturity closest to and less than such Remaining Average Life.  The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

“Remaining Average Life” means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date; provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 2.03 or Section 2.04 hereof or Section 802 of the Mortgage Indenture.

“Settlement Date” means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be redeemed pursuant to Section 2.03 or Section 2.04 hereof or has become or is declared to be immediately due and payable pursuant to Section 802 of the Mortgage Indenture, as the context requires.

“Material” means material in relation to the business, operations, affairs, financial condition, assets or properties of the Company.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company, (b) the ability of the Company to perform its obligations under any Financing Agreement (including, the timely payments of principal of, or Make-Whole Amount, if any, and interest on, the Notes), (c) the legality, validity or enforceability of the Financing Agreements or (d) the perfection or priority of the Liens purported to be created pursuant to the Indenture or the rights and remedies of the Noteholders with respect thereto.

“MISO” means the Midcontinent Independent System Operator, Inc. (formerly known as the Midwest Independent Transmission System Operator, Inc.).

“Mortgage Indenture” has the meaning assigned to that term in the first Recital.

“Net Proceeds” means, with respect to any Disposition of assets, the gross proceeds thereof (including any such proceeds received by way of deferred payment, installment, price adjustment or otherwise), whether in cash or otherwise, net of any taxes paid or reasonably estimated to be paid as a result thereof (after taking into account any available tax credits or deductions applicable thereto).

“Ninth Supplemental Indenture” has the meaning assigned to that term in the introductory paragraph hereof.

“Note” has the meaning assigned to that term in Section 2.01(a) hereof.

“Note Agreement” means that certain Note Purchase Agreement, to be dated as of or about January 15, 2019, between the Company and the Initial Noteholders.

“Noteholders” means (a) the Initial Noteholders and (b) each subsequent holder of a Note as shown on the register maintained by the Company pursuant to Section 305 of the Mortgage Indenture.

“OATT” means, at any given time, the open access transmission tariff of MISO that is applicable to the Company, approved by the FERC and then in effect.

“Original Mortgage Indenture” has the meaning assigned to that term in the first Recital.

“Rate Base Assets” means assets of the Company which are included in FERC’s determination of the Company’s revenue requirement under the OATT.

“Reputable Insurer” means any financially sound and responsible insurance provider permitted to do business in the State of Michigan rated “A-” or better by A.M. Best Company (or if such ratings cease to be published generally for the insurance industry, meeting comparable financial standards then applicable to the insurance industry).

“Responsible Officer”, when used with respect to the Company, means any Senior Financial Officer or any vice president of the Company or Holdco and any other officer of the Company or Holdco with responsibility for the administration of the relevant Financing Agreement, or portion thereof.

“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer, comptroller or any vice president of Holdco.

“Series A Notes” has the meaning assigned to that term in Section 2.01(a) hereof.

“Series A Closing Date” has the meaning assigned to that term in Schedule B to the Note Agreement.

“Series B Notes” has the meaning assigned to that term in Section 2.01(a) hereof.

“Series B Closing Date” has the meaning assigned to that term in Schedule B to the Note Agreement.

“Subordinated Debt” means unsecured Debt of the Company fully subordinated in right of payment to the Notes and other Senior Secured Debt substantially on the terms set forth in Exhibit B attached hereto.

“Subsidiary” means, as to any Person, any Corporation or other business entity in which such Person beneficially owns, directly or indirectly, a majority of the outstanding voting securities thereof.

“Transmission Documents” shall have the meaning assigned to such term in the Note Agreement.

(c)                                  For purposes of the Notes, pursuant to Section 301(22) of the Mortgage Indenture, the Mortgage Indenture is hereby amended and supplemented as follows:

(i)                                     The following Section 116 shall be added immediately following Section 115:

Section 116. Jurisdiction; Waiver of Trial by Jury.

(a)                                 The Company irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, the City of New York, over any suit, action or proceeding arising out of or relating to this Indenture.  To the fullest extent permitted by applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b)                                 The Company consents to process being served by or on behalf of the Trustee or any Holder in any suit, action or proceeding of the nature referred to in Section 116(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 15 of the Note Agreement or at such other address of which the Trustee or any such Holder shall then have been notified pursuant to said Section 15.  The Company agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it.  Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(c)                                  Nothing in this Section 116 shall affect the right of the Trustee or any Holder to serve process in any manner permitted by law, or limit any right that the Trustee or any Holder may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(d)                                 THE PARTIES HERETO, AND EACH HOLDER OF A SECURITY BY ITS ACCEPTANCE HEREOF, HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT.

(ii)                                  Section 903(11) of the Mortgage Indenture is hereby amended by deleting the provision in its entirety and replacing it with the following:

(11)                          the Trustee is not required to take notice or deemed to have notice of any Default or Event of Default hereunder, except Events of Default relating to any failure of payment with respect to any Outstanding Debt Securities while the Trustee is the Paying Agent hereunder, unless (i) in the case of a Default, a Responsible Officer of the Trustee has received notice in writing of such Default from the Company or a Holder of any of the Securities then Outstanding or (ii) in the case of an Event of Default, either (1) a Responsible Officer of the Trustee has received notice in writing of such Event of Default from the Company or a Holder of any of the Securities then Outstanding or (2) a Responsible Officer of the Trustee shall have actual knowledge of such Event of Default, as the case may be;

(iii)                               The following provisions shall be added immediately following Section 903(13):

(14)                          the Trustee shall not be responsible or liable for any failure or delay in the performance of its obligations under this Indenture arising out of or caused, directly or indirectly, by circumstances beyond its control, including, without limitation, any provision of any law or regulation or any act of any governmental authority; acts of God; earthquakes; fire; flood; terrorism; wars and other military disturbances; sabotage; epidemics; riots; interruptions; loss or malfunctions of utilities, computer (hardware or software) or communication services (it being understood that the Trustee shall maintain a business continuity plan and otherwise use reasonable efforts which are consistent with accepted practices in the banking industry to avoid and mitigate the effects of such occurrences and to resume performance as soon as practicable under the circumstances); accidents; labor disputes; acts of civil or military authority and governmental action; and

(15)                          in no event shall the Trustee be responsible or liable for special, indirect, punitive, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

(iv)                              For the purposes of the Notes, Section 907 is hereby supplemented by the addition of the following paragraph immediately following the last paragraph of Section 907:

The Trustee shall have a lien prior to the Securities as to all property and funds held by it hereunder for any amount owing it or any predecessor Trustee pursuant to this Section 907, except with respect to funds held in trust for the benefit of the Holders of particular Securities.

(v)                                 The following sentence shall be added immediately following the last sentence of Section 1004:

Delivery of such information, documents and other reports to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute actual or constructive knowledge or notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officer’s Certificates).

ARTICLE TWO

TITLE, FORM AND TERMS AND CONDITIONS OF THE NOTES

Section 2.01.  The Notes.

(a)                                 The Securities of these series to be issued under the Mortgage Indenture pursuant to this Ninth Supplemental Indenture shall be designated as “4.55% Series A Senior Secured Notes due 2049” (the “Series A Notes”) or “4.65% Series B Senior Secured Notes due 2049” (the “Series B Notes” and together with the Series A Notes, the “Notes”) and shall be Debt Securities issued under the Indenture.

(b)                                 The Trustee shall authenticate and deliver (i) the Series A Notes for original issue on the Series A Closing Date in an aggregate principal amount of $50,000,000, upon a Company Order for the authentication and delivery thereof pursuant to Section 401 of the Mortgage Indenture and (ii) the Series B Notes for original issue on the Series B Closing Date in an aggregate principal amount of $50,000,000, upon a Company Order for the authentication and delivery thereof pursuant to Section 401 of the Mortgage Indenture.

(c)                                  Interest on the Notes shall be payable to the Persons in whose names such Notes are registered at the close of business on the Regular Record Date for such interest (as specified in Section 2.01(e) below), except as otherwise expressly provided in the form of such Notes attached hereto as Exhibit C or Exhibit D, as applicable..

(d)                                 The Series A Notes shall mature and the principal thereof shall be due and payable together with all accrued and unpaid interest thereon on January 15, 2049. The Series B Notes shall mature and the principal thereof shall be due and payable together with all accrued and unpaid interest thereon on July 10, 2049.

(e)                                  The Series A Notes shall bear interest at the rate of 4.55% per annum; provided that, to the extent permitted by law, any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount shall bear interest at a rate per annum from time to time equal to the greater of (i) 6.55% and (ii) 2.0% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate.  Interest shall accrue on the Series A Notes from the Series A Closing Date, or the most recent date to which interest has been paid or duly provided for.  The Interest Payment Dates for the Series A Notes shall be January 15 and July 15 in each year, commencing July 15, 2018, and the Regular Record Dates with respect to the Interest Payment Dates for the Notes shall be the 15th calendar day preceding each Interest Payment Date (whether or not a Business Day); provided, however, that interest payable at Maturity will be payable to the Noteholder to whom principal is payable.

(f)                                   The Series B Notes shall bear interest at the rate of 4.65% per annum; provided that, to the extent permitted by law, any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount shall bear interest at a rate per annum from time to time equal to the greater of (i) 6.65% and (ii) 2.0% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate.  Interest shall accrue on the Series B Notes from the Series B Closing Date, or the most recent date to which interest has been paid or duly provided for.  The Interest Payment Dates for the Series B Notes shall be January 10 and July 10 in each year, commencing January 10, 2020, and the Regular Record Dates with respect to the Interest Payment Dates for the Notes shall be the 15th calendar day preceding each Interest Payment Date (whether or not a Business Day); provided, however, that interest payable at Maturity will be payable to the Noteholder to whom principal is payable.

(g)                                  Subject to Section 2.02 hereof, the office or agency of the Trustee in New York, New York, which as of the date hereof is located at c/o The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, Attention: Corporate Trust Administration, shall be the place at which the principal of and Make-Whole Amount, if any, and interest on the Notes shall be payable.  The office or agency of the Trustee in New York, New York, which as of the date hereof is located at c/o The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, Attention: Corporate Trust Administration, shall be the place at which registration of transfer of the Notes may be effected; and The Bank of New York Mellon Trust Company, N.A. shall be the Security Registrar and the Paying Agent for the Notes; provided, however, that the Company reserves the right to designate, by one or more Officer’s Certificates, its principal office in Novi, Michigan as any such place or itself as the Security Registrar; provided, however, that there shall be only a single Security Registrar for the Notes.

(h)                                 The Notes shall be issuable in registered form in denominations of at least $250,000 or any integral multiple thereof.

(i)                                     The Notes shall not be defeasible pursuant to Section 702 of the Mortgage Indenture and such Section 702 of the Mortgage Indenture shall not apply to the Notes.

(j)                                    The Notes shall have such other terms and provisions as are provided in the form thereof attached hereto as Exhibit C or Exhibit D, as applicable, and shall be issued in substantially such form.

Section 2.02.  Payment on the Notes.

(a)                                 Subject to Section 2.02(b) hereof, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made at the Place of Payment designated in Section 2.01(f) hereof or such place as the Company may at any time, by notice, specify to each Noteholder, so long as such Place of Payment shall be either the principal office of the Company or the principal office of a bank or trust company in New York, New York.

(b)                                 So long as any Initial Noteholder or its nominee shall be a Noteholder, and notwithstanding anything contained in the Mortgage Indenture, Section 2.02(a) hereof or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below such Initial Noteholder’s name in Schedule A to the Note Agreement, or by such other method or at such other address as such Initial Noteholder shall have from time to time specified to the Company and the Trustee in writing for such purpose in accordance with the Note Agreement, without the presentation or surrender of such Note or the making of any notation thereon, except that concurrently with or reasonably promptly after payment or redemption in full of any Note, such Initial Noteholder shall surrender such Note for cancellation to the Company at its principal office or at the Place of Payment most recently designated by the Company pursuant to Section 2.02(a) hereof.  Prior to any sale or other disposition of any Note held by such Initial Noteholder or its nominee such Initial Noteholder will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 305 of the Indenture; provided, that a transfer by endorsement shall not constitute a registration of transfer for purposes of the Indenture and the Trustee and any agent of the Trustee shall be entitled to the protections of Section 308 of the Indenture with respect to any Note, the transfer of which has not been so registered.  The Company will afford the benefits of this Section 2.02(b) to any Institutional Investor that is the direct or indirect transferee of any Note purchased by such Initial Noteholder under the Indenture. The Company agrees and acknowledges that the Trustee shall not be liable for any Noteholder’s failure to perform its obligations under this Section 2.02(b).  Each Initial Noteholder and any such Institutional Investor by its purchase of its Note agrees to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence, willful misconduct or bad faith on its part, arising out of or in connection with such Noteholder’s or Institutional Investor’s failure to comply with the provisions of this Section 2.02(b), including the costs and expenses of defending itself against any claim or liability in connection therewith, such indemnity to survive the payment of such Notes and the resignation or removal of the Trustee.

(c)                                  Notwithstanding anything to the contrary in Section 113 of the Mortgage Indenture, if the Stated Maturity or any Redemption Date of the Notes shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of the Mortgage Indenture or this Ninth Supplemental Indenture) payment of interest on or principal (and premium, if any) of the Notes due at the Stated Maturity or on any Redemption Date thereof need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Stated Maturity or on any Redemption Date thereof, provided that interest shall accrue on the outstanding principal amount of the Notes due at the Stated Maturity or on any Redemption Date thereof at the rate set forth in the Notes until the date of actual payment.

Section 2.03.  Mandatory Redemption of the Notes.

In addition to the mandatory redemption required by Section 501(a) of the Mortgage Indenture, which Section 501(a) shall apply to the Notes, in the event that any one or more Dispositions during any consecutive 12-month period (except, subject to compliance with Section 610 of the Mortgage Indenture, Dispositions in the ordinary course of business of obsolete or worn out Property and real estate interests not needed by the Company for its Transmission System or for the conduct of its business and Dispositions of assets that would be permitted under Article Eleven of the Mortgage Indenture) yield Net Proceeds in excess of $10,000,000, in the aggregate, the Net Proceeds of such Disposition or Dispositions shall be used for the mandatory redemption of the Notes, and/or the redemption or prepayment of other Senior Secured Debt in accordance with its terms, on a date which is no more than nine months following a Disposition that, when aggregated with any other Dispositions, requires compliance with this Section 2.03 unless (x) during the nine-month period immediately preceding the date of such Disposition, the Company Invested in any Rate Base Assets in which case an amount of such Net Proceeds equal to the excess, if any, of (A) the total aggregate amount of all such Investments made during such preceding nine-month period (excluding, however, the amount of any Investments made pursuant to clause (b) of the definition of “Investment” that were not expended for Rate Base Assets during such nine-month period) over (B) the aggregate amount of Debt incurred by the Company (which, with respect to any Debt incurred under any permitted credit facility of a revolving nature, shall be calculated on a net basis after taking into account any borrowings, prepayments, repayments, reborrowings or other extensions of credit made by or in favor of the Company thereunder), in each case, during such preceding nine-month period, need not be applied to such redemption or prepayment, as the case may be, or (y) during the nine-month period following the date of such Disposition, the Company shall Invest in Rate Base Assets, in which case an amount of such Net Proceeds so Invested during such following nine-month period need not be applied to such redemption or prepayment, as the case may be; provided, however, that in the event that any such amounts referred to in this clause (y) Invested pursuant to clause (b) of the definition of “Investment” are not expended for Rate Base Assets within a period of six months from the end of such following nine-month period, any such amounts not so expended shall be used for the mandatory redemption of the Notes, and/or the redemption or prepayment of other Senior Secured Debt in accordance with its terms, on a date not later than the last day of such six month period.  Any redemption of the Notes pursuant to this Section 2.03 shall be made (i) at a redemption price equal to the principal amount of the Notes being redeemed and shall be accompanied by payment of accrued and unpaid interest on the principal amount of the Notes so redeemed to the redemption date and a Make-Whole Amount and (ii) in accordance with the procedures for optional redemption set forth in Section 2.04(c) hereof.  Notwithstanding anything to the contrary in this Section 2.03, any amounts utilized pursuant to clauses (x) or (y) above to reduce the amount of Net Proceeds required to be applied to redemption of the Notes and/or redemption or prepayment of other Senior Secured Debt in accordance with its terms may be utilized no more than once with respect to the Net Proceeds of any one or more Dispositions occurring in any consecutive twelve month period.

Section 2.04.  Optional Redemption.

(a)                                 Pursuant to Section 501(b) of the Mortgage Indenture, the Notes may be redeemed at the option of Company, in whole or in part, at any time or from time to time at a redemption price equal to the principal amount of such Notes plus the Make-Whole Amount plus accrued and unpaid interest thereon to the redemption date; provided, however, that if the Notes are redeemed in part, the Notes shall not be redeemed in an amount less than $5,000,000 of the aggregate principal amount of the Notes then Outstanding.

(b)                                 Pursuant to Section 501(b) of the Mortgage Indenture, (i) the Series A Notes may be redeemed at the option of the Company, in whole, on or after July 15, 2048 and (ii) the Series B Notes may be redeemed at the option of the Company, in whole, on or after January 10, 2049, each at a redemption price equal to the principal amount of such Notes plus accrued and unpaid interest thereon to the redemption date.

(c)                                  Notwithstanding anything to the contrary in Article Five of the Mortgage Indenture, the redemption of the Notes shall take place in accordance with the procedures and requirements set forth in this Section 2.04(c), without prejudice to the requirements of Section 502 of the Mortgage Indenture (which shall for purposes of this Ninth Supplemental Indenture also be applicable to a redemption under Section 2.03 hereof) and Sections 505 through 507 of the Mortgage Indenture.  The Company (or the Trustee, if so requested pursuant to Section 504 of the Mortgage Indenture) shall give each Noteholder written notice of each optional redemption under this Section 2.04, or a mandatory redemption under Section 2.03 hereof, as the case may be, not less than ten (10) days and not more than sixty (60) days prior to the date fixed for such redemption.  Each such notice shall specify such date, the aggregate principal amount of the Notes to be redeemed on such date, the principal amount of each Note held by such Noteholder to be redeemed (determined in accordance with Section 2.04(d) hereof) and the interest to be paid on the redemption date with respect to such principal amount being redeemed, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount, if applicable, due in connection with such redemption (calculated as if the date of such notice were the date of the redemption), setting forth the details of such computation.  Two (2) Business Days prior to such redemption, the Company shall deliver to each Noteholder and the Trustee a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount, if applicable, as of the specified redemption date.  The Trustee shall have no responsibility for such calculation.  From and after the date of such redemption, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue.

(d)                                 Notwithstanding anything to the contrary in Article Five of the Mortgage Indenture, in the case of each partial redemption of the Notes pursuant to Section 2.04(c) hereof, the Company shall redeem the same percentage of the unpaid principal amount of each of the Notes of each series, and the principal amount of each of the Notes of each series to be so redeemed shall be allocated by the Trustee among all of the Notes of such series at the time Outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts of each of the Notes not theretofor called for redemption.

Section 2.05.  Purchase of Notes.

Except as may be agreed to by a Noteholder or Noteholders in connection with an offer made to all Noteholders on the same terms and conditions, the Company shall not and shall not permit any Affiliate to purchase, redeem or otherwise acquire, directly or indirectly, any of the Outstanding Notes, except upon the payment or redemption of the Notes in accordance with the terms of the Indenture.  The Company will promptly cause the Trustee to cancel all Notes acquired by it or any Affiliate pursuant to any payment, redemption or purchase of Notes pursuant to any provision of the Indenture and no Notes may be issued in substitution or exchange for any such Notes.

Section 2.06.  Payment upon Event of Default.

Upon any Notes becoming due and payable under Section 802 of the Indenture, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon (including, without limitation, interest accrued thereon at the applicable rate for overdue payments) and (y) the Make-Whole Amount determined in respect of such principal amount, shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived.  The Company acknowledges that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes have become due and payable under Section 802 of the Indenture, whether automatically or by declaration, as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

Section 2.07.  Transfers.

In registering the transfer of any Note in accordance with Section 305 of the Mortgage Indenture, the Security Registrar and the Trustee shall have no responsibility to monitor securities law compliance in connection with any such transfer.

ARTICLE THREE

ADDITIONAL COVENANTS

Section 3.01.  Affirmative Covenants of the Company.

For purposes of the Notes, pursuant to Section 301(20) of the Mortgage Indenture, Article Six of the Mortgage Indenture is hereby supplemented by (i) deeming each reference to the phrase “Material Adverse Effect” in Article Six of the Mortgage Indenture to be a reference to the phrase “Material Adverse Effect” as defined in this Ninth Supplemental Indenture and (ii) incorporating therein the following additional affirmative covenants which the Company shall observe solely for the benefit of the Noteholders for so long as any Note is Outstanding:

(a)                                 Maintenance and Operation of Properties.  The Company shall maintain and preserve, develop, and operate in substantial conformity with all Transmission Documents, applicable Law, Good Utility Practices, and all material Governmental Approvals, all elements of the Transmission System which are used or necessary in the conduct of its businesses in good working order and condition, ordinary wear and tear excepted, except where the failure to so maintain and preserve, develop and operate the Transmission System would not reasonably be expected to have a Material Adverse Effect.

(b)                                 Maintenance of Insurance.  At any time and from time to time, the Company shall provide or cause to be provided, for itself and its assets (including the Transmission System and related equipment), insurance with Reputable Insurers (or self-insurance, if adequate reserves are maintained with respect thereto) in amounts and within the limits and coverages (including deductibles and co-insurance) customarily obtained for comparable businesses under similar circumstances.

(c)                                  Use of Proceeds.  The Company shall apply the net proceeds from the issuance and sale of the Notes to (i) refinance existing indebtedness, partially fund capital expenditures or for general corporate purposes, and (ii) pay reasonable fees and expenses associated with the sale of the Notes.

(d)                                 Compliance with Laws and Regulations.  The Company shall comply with all Laws (including Environmental Laws) to which its Property or assets may be subject, except where failure to comply would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.  In addition, the Company shall immediately pay or cause to be paid when due all costs and expenses incurred in such compliance, except to the extent that the same is being contested in good faith by the Company through appropriate means under circumstances where none of the Mortgaged Property or the Liens thereon will be endangered.

(e)                                  Real Estate Filings.  To the extent that any filing required to perfect any security interest in real property or fixtures constituting Mortgaged Property is not made on or prior to the Closing Date, the Company shall undertake to present all such documents for filing with the appropriate registers of deeds as soon as practicable after the Closing Date, but in no event shall any such presentation for filing take place more than five (5) Business Days after the Closing Date; provided that the Company shall confirm by an Officer’s Certificate delivered to the Trustee (if not delivered prior to the Closing Date) within six (6) weeks after the Closing Date that each such document has been recorded with the applicable registers of deeds and the security interests created or purported to be created in real property or fixtures by such documents have been fully perfected by recording in the land records, except for documents to be recorded in the registers of deeds in the Counties of Oakland, Kent, Calhoun and Genesee in the State of Michigan, in which case the Company shall confirm by an Officer’s Certificate delivered to the Trustee (if not delivered prior to the Closing Date) no more than three (3) months after the Closing Date with respect to the County of Kent, and no more than five (5) months after the Closing Date with respect to the Counties of Oakland, Calhoun and Genesee, that such documents have been so recorded.

(f)                                   Delivery of Opinions of Counsel.  The Company shall deliver, or cause to be delivered, to the Trustee the opinions of counsel required pursuant to Section 4.4(a) of the Note Agreement.

Section 3.02.  Negative Covenants of the Company.

For purposes of the Notes, pursuant to Section 301(20) of the Mortgage Indenture, Article Six of the Mortgage Indenture is hereby supplemented by incorporating therein the following negative covenants which the Company shall observe solely for the benefit of the Noteholders for so long as any Note is Outstanding:

(a)                                 Limitation on Lines of Business.  As of the Closing Date, the Company is in the business of owning electric transmission facilities and providing electric transmission service over such facilities.  From the Closing Date onward, the Company shall not engage in any business, if as a result, the general nature of the business engaged in by the Company taken as a whole would be substantially changed from the general nature of the business the Company is engaged in on the Closing Date.

(b)                                 Amendments to Exhibit B Hereto. The Company shall not make any amendments or changes to the subordination terms and conditions set forth in Exhibit B hereto that adversely affect the Noteholders without the prior consent of the Noteholders of all the Outstanding Notes.

ARTICLE FOUR

ADDITIONAL EVENTS OF DEFAULT; REMEDIES

Section 4.01.  Events of Default.

For purposes of the Notes, pursuant to Section 301(21) of the Mortgage Indenture, Section 801 of the Mortgage Indenture shall be supplemented to include as “Events of Default” thereunder the occurrence of any of the following events (each such event, together with those “Events of Default” in Section 801 of the Mortgage Indenture, an “Event of Default”):

(a)                                 Material Covenants.  The Company shall fail to perform or observe any covenant set forth in Section 3.02 hereof or its obligation to provide notice to the Noteholders under Section 7.1(b) of the Note Agreement and such failure is not cured within thirty (30) days after earlier to occur of (i) a Responsible Officer of the Company obtaining actual knowledge of such failure and (ii) the Company receiving written notice of such failure from the Trustee or any Noteholder in accordance with the terms of the Indenture or the Note Agreement;

(b)                                 Other Covenants.  The Company shall fail to perform or observe any of its obligations or covenants (other than a failure to comply with the events that constitute an Event of Default under Section 4.01(a) hereof or under Section 801(a), Section 801(b) or Section 801(e) of the Mortgage Indenture) contained in any of the Financing Agreements, including Section 7 of the Note Agreement (or in any modification or supplement thereto), and such failure is not cured within sixty (60) days after the earlier to occur of (i) a Responsible Officer of the Company obtaining actual knowledge of such failure and (ii) the Company receiving written notice of such failure from the Trustee or any Noteholder in accordance with the terms of the Mortgage Indenture or the Note Agreement;

(c)                                  Representations.  Any representation, warranty or certification by the Company in any of the Financing Agreements or in any certificate furnished to the Trustee or any Noteholder pursuant to the provisions of this Ninth Supplemental Indenture or any other Financing Agreement shall prove to have been false in any Material respect as of the time made or furnished, as the case may be;

(d)                                 Debt.

(i)                                     The Company shall be in Default in the payment of any principal, premium, including any make-whole amount, if any, or interest on any Debt (other than Subordinated Debt) in the aggregate principal amount of $30,000,000 or more beyond the expiration of any applicable grace or cure period relating thereto;

(ii)                                  The Company shall be in Default in the performance or compliance with any term (other than those referred to in Section 4.01(d)(i) hereof) of any agreement or instrument evidencing any Debt (other than Subordinated Debt) in the aggregate principal amount of $30,000,000 or more or any other document relating thereto or any condition exists and, as a consequence, such Debt has become or has been declared (or the holder or beneficiary of such Debt or a trustee or agent on behalf of such holder or beneficiary is entitled to declare such Debt to be) due and payable before its stated maturity or before its regularly scheduled dates of payment; or

(iii)                               As a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Debt to convert such Debt into equity interests), other than as provided in Section 2.03 or Section 2.04 hereof or Section 501(a) of the Mortgage Indenture, (x) the Company shall have become obligated to purchase or repay any Debt before its regularly scheduled maturity date in the aggregate principal amount of $30,000,000 or more or (y) one or more Persons have the right to require such Debt to be purchased or repaid;

(e)                                  Judgments.  Any judgment or judgments for the payment of money in excess of $30,000,000 (or its equivalent in any other currency) in the aggregate by the Company, which is, or are, not covered by insurance, shall be rendered by one or more courts, administrative tribunals or other bodies having jurisdiction over the Company and the same shall not be discharged (or provision shall not be made for such discharge), bonded or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof and the Company shall not, within said period of 60 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

(f)                                   Change in Ownership.  A Change in Ownership shall occur.

Section 4.02.  Acceleration of Maturity.

Pursuant to Section 301(21) of the Mortgage Indenture, in addition to the provisions set forth in Section 802 of the Mortgage Indenture, if an Event of Default arising from the failure to pay principal of, or interest on, or any Make-Whole Amount relating to the Notes shall have occurred and be continuing, then in every such case each Holder of Notes may declare the principal amount of the Notes held by it to be due and payable immediately, by a notice in writing to the Company and to the Trustee, and upon receipt by the Company or the Trustee of such notice of such declaration, such principal amount, together with Make-Whole Amount and accrued interest, if any, thereon (including, without limitation, interest accrued thereon at the applicable rate for overdue payments), shall become immediately due and payable (subject to Section 821 of the Indenture).

ARTICLE FIVE

MISCELLANEOUS PROVISIONS

Section 5.01.  Execution of Ninth Supplemental Indenture.

Except as expressly amended and supplemented hereby, the Mortgage Indenture shall continue in full force and effect in accordance with the provisions thereof and the Mortgage Indenture is in all respects hereby ratified and confirmed.  This Ninth Supplemental Indenture and all of its provisions shall be deemed a part of the Mortgage Indenture in the manner and to the extent herein and therein provided.  The Notes executed, authenticated and delivered under this Ninth Supplemental Indenture constitute a series of Securities and shall not be considered to be a part of a series of Securities executed, authenticated and delivered under any other supplemental indenture entered into pursuant to the Mortgage Indenture.

Section 5.02.  Effect of Headings.

The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section 5.03.  Successors and Assigns.

All covenants and agreements in this Ninth Supplemental Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 5.04.  Severability Clause.

In case any provision in this Ninth Supplemental Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 5.05.  Benefit of Ninth Supplemental Indenture.

Except as otherwise provided in the Mortgage Indenture, nothing in this Ninth Supplemental Indenture or in the Notes, express or implied, shall give to any person, other than the parties hereto and their successors hereunder and the Noteholders, any benefit or any legal or equitable right, remedy or claim under this Ninth Supplemental Indenture.

Section 5.06.  Execution and Counterparts.

This Ninth Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.  Any such counterpart, as recorded or filed in any jurisdiction, may omit such portions of Exhibit A hereto as shall not describe or refer to properties located in such jurisdiction.  The exchange of copies of this Ninth Supplemental Indenture and of signature pages by facsimile or electronic format (i.e., “pdf” or “tif”) transmission shall constitute effective execution and delivery of this Ninth Supplemental Indenture as to the parties hereto and may be used in lieu of the original Ninth Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or electronic format (i.e., “pdf” or “tif”) shall be deemed to be their original signatures for all purposes.

Section 5.07.  Conflict with Mortgage Indenture.

If any provision hereof limits, qualifies or conflicts with another provision of the Mortgage Indenture, such provision of this Ninth Supplemental Indenture shall control, insofar as the rights between the Company and the Noteholders are concerned.

Section 5.08.  Recitals.

The recitals and statements contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness and makes no representations as to the validity or sufficiency of this Ninth Supplemental Indenture.

Section 5.09.  Governing Law.

This Ninth Supplemental Indenture shall be governed by and construed in accordance with the law of the State of New York, except that (i) to the extent that the Trust Indenture Act shall be applicable, this Ninth Supplemental Indenture shall be governed by and construed in accordance with the Trust Indenture Act and (ii) if the law of any jurisdiction wherein any portion of the Mortgaged Property that is Real Property is located shall govern the creation of a mortgage lien on and security interest in, or perfection, priority or enforcement of the Lien of the Indenture or exercise of remedies with respect to, such portion of the Mortgaged Property, this Ninth Supplemental Indenture shall be governed by and construed in accordance with the law of such jurisdiction to the extent mandatory.

Section 5.10.  Interpretation of Financial Covenants.

For purposes of determining compliance with the financial covenants set out in the Indenture, any election by the Company to measure an item of Debt using fair value (as permitted by Accounting Standards Codification 825-10-25 (previously referred to as Statement of Financial Accounting Standards No. 159) or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) shall be disregarded and such determination shall be made by valuing Debt at 100% of the outstanding principal amount thereof (except to the extent such Debt was issued at a discount or premium in which case the value of such Debt shall be valued at 100% of the outstanding principal amount thereof, less any unamortized discount or plus any unamortized premium, as the case may be).

Drafted by:

Elizabeth B. Hardin

Milbank, Tweed, Hadley & McCloy LLP

28 Liberty Street

New York, NY 10005

Phone: (212) 530-5000

Return to:

Joseph R. DeHont

Dykema Gossett PLLC

39577 Woodward Avenue

Suite 300

Bloomfield Hills, MI 48304

IN WITNESS WHEREOF, the parties hereto have caused this Ninth Supplemental Indenture to be duly executed as of the day and year first above written.

MICHIGAN ELECTRIC TRANSMISSION COMPANY, LLC, a Michigan limited liability company

By:	ITC Holdings Corp., its sole manager

By:	/s/ Gretchen L. Holloway
	Name:	Gretchen L. Holloway
	Title:	Senior Vice President and Chief Financial Officer

Signature Page to

Ninth Supplemental Indenture

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	/s/ Karen Yu
	Name:	Karen Yu
	Title:	Vice President

Signature Page to

Ninth Supplemental Indenture

ACKNOWLEDGMENT

STATE OF MICHIGAN	)
) ss.
COUNTY OF OAKLAND	)

On the 28th day of November, 2018, before me, the undersigned notary public, personally came Gretchen L. Holloway, to me known to be Senior Vice President and Chief Financial Officer of ITC Holdings Corp., a corporation organized under the laws of the State of Michigan, the sole manager of Michigan Electric Transmission Company, LLC, a limited liability company organized under the laws of the State of Michigan, and acknowledged that he executed the foregoing instrument in his authorized capacity, and that by his signature on the instrument he, or the entity upon behalf of which he acted, executed the instrument.

By:	/s/ Cynthia Alain	, Notary Public
Oakland County, Michigan
My Commission Expires 9/19/2021
Acting in the County of Oakland

State of California L 1 who proved to me on the basis of satisfactory evidence to be the personwhose nameis.lafe +risther/ authorized capacityij$sf, and that b /her/#teif:.signaturej.s5 on the instrument the J··_ ····MAR·VIN·G.·CUE·NCA··f WITNESS my hand and official los AngelesCounty < ; My Comm.Expires Mar 27,2021 ACKNOWLEDGMENT County of os Ange es) onNovember 27, 2018before me, Marvin G. Cuenca,Notary Public (insert name and title of the officer) personally appeared Karen Yu, subscribed to the within instrument and acknowledged to me that.ftelshe/they-executed the same in person, or the entity upon behalf of which the personpt1' acted, executed the instrument. I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct. : -· -.NotaryPublic-California: //,--· . Commission12185097 (Seal) A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

Schedule 1

The recording information for the Original Mortgage Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture and the Eighth Supplemental Indenture, each recorded in the Offices of the Register of Deeds in the Michigan counties as indicated, is as follows:

County	Original Mortgage Indenture	First Supplemental Indenture	Second Supplemental Indenture	Fourth Supplemental Indenture	Fifth Supplemental Indenture	Sixth Supplemental Indenture	Seventh Supplemental Indenture	Eighth Supplemental Indenture
Alcona	Instrument No. 200300006636; L395, P141	Instrument No. 200300006637; L395, P270	Instrument No. 200300006638; L395, P336	Instrument No. 200800003865; L457, P1036	L470, P107	Instrument No. 201200003532	Instrument No. 201400003993; L512, P1	Instrument No. 201600001128; L522, P295
Allegan	L2609, P654	L2610, P1	L2610, P194	Instrument No. 2008023175 L3281, P602	L3414, P1	L3667, P564	Instrument No. 2014021720; L3889, P1	L4016, P492 #2016005498
Alpena	L431, P340	L431, P341	L431, P342	Instrument No. 03078018 L468, P684	L476, P998	L491, P968	L505, P248	L512, P611
Antrim	L00697, P0280	L00697, P0404	L00697, P0465	Instrument No. 200800010254 L786, P2867	L803, P942	Instrument No. 201200008597	Instrument No. 201400009066; L854, P1009	Instrument No. 201600002967
Arenac	L423, P301	L423, P444	L423, P524	L541, P212	L561, P725	Instrument No. 201204242	Doc #: 201404104	Doc# 201600992
Barry	Instrument No. 1120018	Instrument No. 1120019	Instrument No. 1120020	Inst. No. 2008-12150011782	Inst. No. 2010-04230004212	Instrument No. 2012-006335	Instrument No. 2014-011622	Instrument No. 2016-003191
Bay	L2156, P585	L2157, P249	L2157, P004	L2647, P508	L2734, P912	L2912, P194	L3065, P44	L3144 P647
Branch	L01000, P0600	L01000, P0737	L01000, P0811	Instrument No. 2008-08600	Instrument No. 2010-02696	Instrument No. 2012-07163	Instrument No. 2014-07400	Instrument No. 2016-02345
Calhoun	L2765, P587	L2765, P829	L2766, P1	L3421, P892	L3538, P553	L3745, P545	L3935, P365	L4042, P931
Charlevoix	L591, P042	L591, P156	L591, P207	L0869, P0414	L0919, P0518	L1008, P0001	L1082, P336	L1122, P554
Cheboygan	L925, P483	L925, P637	L925, P727	L1112, P918	L1149, P529	L1215, P350	L1272, P432	L1303, P272
Clare	L890, P333	L890, P443	L890, P490	Instrument No. 200800009719 L1098, P156	L1139, P464	L1212, P1-327	Instrument No. 201400008992 L1274, P670-753	Instrument No. 201600002194 L1311, P506-574
Clinton	Instrument No. 5048529	Instrument No. 5048530	Instrument No. 5048531	Instrument No. 5138207	Instrument No. 5156341	Instrument No. 5191159	Instrument No. 5222414	Instrument No. 5239524
Crawford	L663, P4	L663, P115	L663, P163	L694, P129	L700, P257	L711, P39	L720, P538	L726, P497

Sch. 1-1

County	Original Mortgage Indenture	First Supplemental Indenture	Second Supplemental Indenture	Fourth Supplemental Indenture	Fifth Supplemental Indenture	Sixth Supplemental Indenture	Seventh Supplemental Indenture	Eighth Supplemental Indenture
Eaton	L1775, P271	L1775, P449	L1775, P564	L2207, P0903	L2278, P834	L2421, P0728	L2547, P0918	L2614, P1064
Emmet	L1032, P537	L1032, P669	L1032, P738	Instrument No. 5060620 B1108, P168	L1122, P870	L1149, P747	L1172, P246	L1184, P387
Genesee	Inst. No. 2003-12160161714	Inst. No. 2003-12160161715	Inst. No. 2003-12160161716	Inst. No. 2008-12160082181	Inst. No. 2010-04270037454	Inst. No. 2012-11010081960	Inst. No. 2014-12230086281	Inst. No. 2016- 04080033057
Gladwin	L709, P27	L709, P151	L709, P212	L883, P873	L917, P533	L983, P35	L1038, P29	L1072, P449
Grand Traverse	L2049, P508	L2049, P652	L2049, P733	Instrument No. 2008R-20555	Instrument No. 2010R-07137	Instrument No. 2012R-19757	Instrument No. 2014R-20480	Instrument No. 2016R-05337
Gratiot	L740, P595	L740, P752	L740, P846	L858, P1452	L883, P563	L929, P1022	L966, P734	L985, P1132
Hillsdale	L1125, P517	L1125, P643	L1125, P706	L1373, P218	L1422, P469	L1506, P0001	L1579, P0001	L1619, P0157
Ingham	L3084, P73	L3084, P74	L3084, P75	Instrument No. 2008-047041 B3327, P1040	B3382, P132	Instrument No. 2012-044038	Doc #2014-046389	Instrument No. 2016-013703
Ionia	L577, P7152	L577, P7299	L577, P7383	L610, P4348	L0616, P1388	L0626, P6502	L0636, P1185	L0641, P3632
Iosco	L781, P793	L782, P1	L782, P79	L964, P582	L997, P895	L1062, P178	L1120, P865	L1151, P322
Isabella	L1216, P4	L1216, P122	L1216, P177	L1458, P591	L1515, P139	L1685, P680	L1685, P680	L1727, P59-127
Jackson	L1767, P119	L1767, P117	L1767, P118	Instrument No. 2524184 L1911, P696	L1941, P1155	L1995, P0646	L2045, P0612	L2074, P0615
Kalamazoo	Instrument No. 2003-087140	Instrument No. 2003-087142	Instrument No. 2003-087141	Instrument No. 2008-039292	Instrument No. 2010-013218	Instrument No. 2012-040528	Instrument No. 2014-040469	Instrument No. 2016-009462
Kalkaska	Instrument No. 3053445	Instrument No. 3053446	Instrument No. 3053447	Instrument No. 3088499	Instrument No. 3095622	Instrument No. 3110845	Doc. # 3122483	Doc. # 3129616
Kent	Instrument No. 20040105-0000653	Instrument No. 20040105-0000654	Instrument No. 20040105-0000655	Instrument No. 20081216-0106138	Instrument No. 20100426-0037103	Instrument No. 2012-10250098599	Instrument No. 2014-12160103454	Instrument No. 20160405-0028385
Lake	L281, P477	L281, P598	L281, P656	L330, P319	L339, P1857	L358, P587	L374, P716	L383, P1066
Leelanau	L1045, P258	L1045, P258	L1045, P258	L1045, P258	L1046, P153	L1141, P97	L1216, P446	L1256, P532
Lenawee	L2258, P769	L2258, P770	L2258, P771	L2375, P632	L2403, P35	L2454, P 0531	L2498, P879	L2524, P0580
Livingston	L4282, P0464	L4282, P0602	L4282, P0677	Instrument No. 2008R-033965	Instrument No. 2010R-012370	Instrument No. 2012R-036572	Instrument No. 2014R-034929	Instrument No. #2016R-009549

Sch. 1-2

County	Original Mortgage Indenture	First Supplemental Indenture	Second Supplemental Indenture	Fourth Supplemental Indenture	Fifth Supplemental Indenture	Sixth Supplemental Indenture	Seventh Supplemental Indenture	Eighth Supplemental Indenture
Manistee	L890, P415	L890, P578	L890, P678	Instrument No. 2008R007239	Instrument No. 2010R002229	Instrument No. 2012R006468	Instrument No. 2014R006160	Instrument No. 2016R001454
Mason	L555, P2265	L555, P2419	L555, P2510	Instrument No. 2008R06641	Instrument No. 2010R02375	Instrument No. 2012R06587	Instrument No. 2014R06378	Instrument No. 2016R02093
Mecosta	L705, P2593	L705, P2707	L705, P2758	Instrument No. 200800009891 L0782, P2850	L799, P795	Instrument No. 201200008472	Instrument No. 201400008610; L850 P444	Instrument No. 201600002738
Midland	L1206, P4	L1206, P160	L1206, P253	L1451, P208	L1507, P721	L1559, P279	L01582; P00531	L01595, P00402
Missaukee	Instrument No. 2003-06377	Instrument No. 2003-06378	Instrument No. 2003-06379	Instrument No. 2008-04378	Instrument No. 2010-01327	Instrument No. 2012-03374	Instrument No. 2014-04080	Instrument No. 2016-01039
Monroe	L2647, P657	L2647, P833	L2647, P935	Instrument No. 2008R22325	Instrument No. 2010 R08054	Instrument No. 2012R23743	Instrument No. 2014R23271	Instrument No. 2016R06262
Montcalm	L1149, P293	L1149, P442	L1149, P528	L1426, P510	L1475, P1019	L1560, P0241	2014R-05875	Instrument No. 2016R-04727
Montmorency	L244, P679	L244, P804	L244, P866	Instrument No. 200800037674 L305, P573	L314, P926	L331, P1	Instrument No. 201400061153; L345, P109-192	L353, P607 Instrument No. 201600065925
Muskegon	L3581, P921	L3581, P922	L3581, P923	L3797, P757	L3845, P318	L3927, P897	L4039; P277	L4084, P426
Newaygo	L404, P5495	L404, P5687	L404, P5816	L433, P3422	L438, P5704	L448, P73	L456; P4372	L461, P1947
Oakland	L31677, P1	L31677, P128	L31677, P196	Instrument No. 215217 L40774, P814	B42014, P518	L44916, P001	L47694; P274	L49238, P496
Oceana	GR 2004/822	GR 2004/976	GR 2004/1067	GR2008/24361	GR 2010/6790	Instrument No. 201200007779	Instrument No. 201400007004; L2014, P19533-9616	Instrument No. 201600001612 L2016, P5043-5111
Ogemaw	Inst. No. 3044799	Inst. No. 3044800	Inst. No. 3044801	Inst. No. 3083352	Inst. No. 3092393	Instrument No. 3108917	Instrument No. 3125180	Inst. No. 3133177
Oscoda	L204, P332	L204, P479	L204, P563	L208, P03034	L210, P00987	L212, P02739	214-02898	Instrument No. 216-00676
Otsego	L0976, P078	L0976, P222	L0976, P303	L1187, P72	L1228, P493	L1302, P547	L1363, P1	L1399, P341
Ottawa	L4372, P557	L4373, P001	L4373, P221	Instrument No. 0044941 L5754, P426	Instrument No. 2010-0015611	Instrument No. 2012-0044504	Instrument No. 2014-0044009	Instrument No. 2016-0011683

Sch. 1-3

County	Original Mortgage Indenture	First Supplemental Indenture	Second Supplemental Indenture	Fourth Supplemental Indenture	Fifth Supplemental Indenture	Sixth Supplemental Indenture	Seventh Supplemental Indenture	Eighth Supplemental Indenture
Presque Isle	L383, P100	L383, P232	L383, P301	Instrument No. 200800008708 L469, P933	L489, P842	L527, P17	Instrument No. 201400004381; L557, P843	Instrument No. 201600001010 L575, P914
Roscommon	L997, P1285	L997, P1404	L997, P1460	Instrument No. 200800008515 L1079, P21	L1092, P2232	L1120, P1653	L1145, P1812	Instrument No. #201600002667 L1158, P1628
Saginaw	L2269, P1263	L2269, P1264	L2269, P1265	Instrument No. 2008035230 L2516, P2158	Instrument No. 2010010027 L2575, P1024	Instrument No. 201203390 L2696, P1532	Instrument No. 2014034005; L2796, P1029	Instrument No. 2016008085 L2851, P1800
St. Joseph	L1205, P86	L1205, P196	L1205, P243	L1510, P1	L1571, P810	L1674, P465	L1768, P226	L1819, P623
Shiawassee	L1052, P721	L1052, P722	L1052, P723	L1130, P0333	L1146, P0786	L1177, P0738	L1205, P466	L1220, P0734
Tuscola	Instrument No. 200400846443, L980, P619	Instrument No. 200400846444, L980, P772	Instrument No. 200400846445, L980, P862	Instrument No. 200800914506 L1163, P891	L1196, P1456	L1263, P160	L1320, P1179	L1348, P1047
Van Buren	L1403, P256	L1403, P257	L1403, P258	Instrument No. LR-3191975 L1511, P5	L1534, P360	L1575, P308	Doc # LR-3293460; L1612, P118	L1633, P433
Washtenaw	L4352, P238	L4352, P239	L4352, P240	Instrument No. 5876781 L4710, P182	L4786, P271	L4934, P697	L5070, P814	L5145, P236
Wexford	L530, P704	L530, P834	L531, P001	Instrument No. 200800007690 L616, P1393	L629, P2044	L652, P2040	L672, P2456	L677, P645

Sch. 1-4

Exhibit A

DESCRIPTION OF PROPERTIES

The following properties of the Company, owned as of the date hereof, have been acquired by the Company subsequent to the date of the Eighth Supplemental Indenture:

See Attached.

Ex. A-1

 CompanyProjectAgent Track Number LandownerRights AcquiredDate of Title County Section Twp Range StateTax IDUseRecorded At METC Plum Station - Road Access N/A Grantor: Donna M. Rebman Penjak Grantee: Michigan Electric Transmission Company, LLC Warranty Deed 12/19/2016 Kalkaska 12 28N 8W MI Part of 004-012-009-11 Substation #3133392 METC Wagner Station N/A Grantor: Neil A. Fulton and Eileen Fulton Revocable Living Trust, and Mark Wayne Fulton And Lorie Ann Albertson Grantee: Michigan Electric Transmission Company, LLC Warranty Deed 9/14/2017 Branch 9, 10 5S 7W MI 12-020-009-200-010-99 12-020-010-100-005-00 Substation 2017-06527 METC N/A N/A Grantor:The Ronald F. Ducheney Trust dated February 6, 1992, 17501 20 1/2 Mile Road, Marshall, Michigan 49068, as to Parcel 1 and Ronald F. Ducheney, Trustee of the Ronald F. Ducheney Revocable Trust, as to an undivided 1/2 interest and Josephine A. Ducheney, Trustee of the Josephine A. Ducheney Revocable Trust, as to an undivided 1/2 interest, 17501 20 1/2 Mile Road, Marshall, Michigan 49068, as to Parcel 2 Grantee: Consumers Energy Company and Michigan Electric Transmission Complany, LLC Agreement Regarding Easement 2/21/2018 Calhoun 4 2S 5W MI 15-040-015-00 15-041-003-00 120kV Transmission Line L 4212 pp 499-506 METC Newton-Wagner MI-BR-1-003.000 CLEMENS FOOD GROUP Voluntary Easement 6/6/2018 Branch 02 5S 06W MI 302-000-002-200-00 138kV single-circuit transmission line 2018-04243 METC Newton-Wagner MI-BR-1-007.000 COCASECO, LLC Voluntary Easement 6/22/2018 Branch 35 5S 06W MI 030-035-400-020-00 138kV single-circuit transmission line 2018-04244 METC Newton-Wagner MI-BR-1-008.000 RHONDA SMITH, DANA SMITH Voluntary Easement 12/26/2017 Branch 26 5S 06W MI 030-035-100-005-00 138kV single-circuit transmission line 2018-00136 METC Newton-Wagner MI-BR-1-009.000 CECIL AND SHARON VEST Voluntary Easement 3/8/2018 Branch 35 5S 06W MI 030-035-200-005-00 138kV single-circuit transmission line 2018-01478 METC Newton-Wagner MI-BR-1-010.000 CECIL AND SHARON VEST Voluntary Easement 3/8/2018 Branch 26 5S 06W MI 030-026-400-030-99 138kV single-circuit transmission line 2018-01477 METC Newton-Wagner MI-BR-1-011.000 MARION BELDING Voluntary Easement 3/19/2018 Branch 26 5S 06W MI 030-026-200-015-00 138kV single-circuit transmission line 2018-01734 METC Newton-Wagner MI-BR-1-012.000 ROBERT AND ELISHAD PROUGH Voluntary Easement 11/29/2017 Branch 23 5S 06W MI 030-023-300-005-00 138kV single-circuit transmission line 2017-08140 METC Newton-Wagner MI-BR-1-013.000 JEREMY AND MINDY TRAVELBEE Voluntary Easement 1/26/2018 Branch 23 5S 06W MI 030-023-100-005-00 138kV single-circuit transmission line 2018-00708 METC Newton-Wagner MI-BR-1-019.001 GROHOLSKE REVOCABLE LIVING TRUST Voluntary Easement 1/18/2018 Branch 11 5S 06W MI 030-011-100-005-00 138kV single-circuit transmission line 2018-00526 METC Newton-Wagner MI-BR-1-019.002 ROBERT AND ELLEN LEVERINGTON Voluntary Easement 11/11/2017 Branch 11 5S 06W MI 030-011-100-010-00 138kV single-circuit transmission line 2017-08126 METC Newton-Wagner MI-BR-1-020.000 WANDA L. KING FAMILY TRUST Voluntary Easement 1/31/2018 Branch 10 5S 06W MI 030-011-300-010-00 138kV single-circuit transmission line 2018-01300 METC Newton-Wagner MI-BR-1-021.000 RONAND AND NANCY TOBOLSKI Voluntary Easement 1/18/2018 Branch 11 5S 06W MI 030-011-100-020-00 138kV single-circuit transmission line 2018-00362 METC Newton-Wagner MI-BR-1-023.000 WANDA L. KING FAMILY TRUST Voluntary Easement 1/26/2018 Branch 10 5S 06W MI 030-010-400-005-00 138kV single-circuit transmission line 2018-01301 METC Newton-Wagner MI-BR-1-024.000 RONALD AND NANCY TOBOLSKI Voluntary Easement 1/18/2018 Branch 10 5S 06W MI 030-010-200-010-00 138kV single-circuit transmission line 2018-00363 METC Newton-Wagner MI-BR-1-025.000 FREDERICK AND MICHELE THENEN Voluntary Easement 1/11/2018 Branch 10 5S 06W MI 030-010-400-020-00 138kV single-circuit transmission line 2018-00300 METC Newton-Wagner MI-BR-1-026.000 FREDERICK AND MICHELE THENEN Voluntary Easement 1/11/2018 Branch 10 5S 06W MI 030-010-200-015-00 138kV single-circuit transmission line 2018-00299 METC Newton-Wagner MI-BR-1-027.000 BEATRICE VANDERPOOL Voluntary Easement 11/20/2017 Branch 10 5S 06W MI 030-010-300-050-00 138kV single-circuit transmission line 2017-08123 METC Newton-Wagner MI-BR-1-028.000 WAYNE AND KELLY RIVARD Voluntary Easement 1/4/2018 Branch 10 5S 06W MI 030-010-100-005-99 138kV single-circuit transmission line 2018-00137 METC Newton-Wagner MI-BR-1-029.000 CHRISTOPHER AND BOBBI CAMPBELL Voluntary Easement 12/15/2017 Branch 10 5S 06W MI 030-010-100-005-02 138kV single-circuit transmission line 2018-00134 METC Newton-Wagner MI-BR-1-030.000 NUTRIEN AG SOLUTIONS, INC. Voluntary Easement 9/6/2018 Branch 10 5S 06W MI 030-010-100-005-01 138kV single-circuit transmission line 2018-06705 METC Newton-Wagner MI-BR-1-032.000 CHARLES AND TERRY TUCKER Voluntary Easement 1/24/2018 Branch 9 5S 06W MI 030-009-400-005-00 138kV single-circuit transmission line 2018-00709 METC Newton-Wagner MI-BR-1-033.000 RICHARD L. BRACY TRUST Voluntary Easement 3/8/2018 Branch 9 5S 06W MI 030-009-200-010-00 138kV single-circuit transmission line 2018-01476 METC Newton-Wagner MI-BR-1-034.000 DAVID AND VALERIE COUNTERMAN AND TAYLOR FAMILY LIVING TRUST Voluntary Easement 3/23/2018 Branch 9 5S 06W MI 030-009-100-010-00 138kV single-circuit transmission line 2018-01735 METC Newton-Wagner MI-BR-1-035.000 DANIEL AND BONNIE KEMPTON Voluntary Easement 12/6/2017 Branch 9 5S 06W MI 030-009-300-001-00 138kV single-circuit transmission line 2018-00135 METC Newton-Wagner MI-BR-1-036.000 RAYMOND E. YOUNG TRUST Voluntary Easement 11/27/2017 Branch 8 5S 06W MI 030-008-200-010-00 138kV single-circuit transmission line 2017-08139 METC Newton-Wagner MI-BR-1-038.000 DEREK STRANG Voluntary Easement 12/7/2017 Branch 8 5S 06W MI 030-008-300-015-00 138kV single-circuit transmission line 2018-00138 METC Newton-Wagner MI-BR-1-039.000 DAVID AND VALERIE COUNTERMAN Voluntary Easement 3/23/2018 Branch 8 5S 06W MI 030-008-200-015-00 138kV single-circuit transmission line 2018-01736 METC Newton-Wagner MI-BR-1-040.000 CHARLES AND TERRY TUCKER Voluntary Easement 1/24/2018 Branch 8 5S 06W MI 030-008-300-010-00 138kV single-circuit transmission line 2018-00710 METC Newton-Wagner MI-BR-1-041.000 JOHNSON, DORA C TRUST Voluntary Easement 3/26/2018 Branch 7 5S 06W MI 030-007-400-005-00 138kV single-circuit transmission line 2018-01733 METC Newton-Wagner MI-BR-1-042.000 EDWARD AND GRACE PAUL Voluntary Easement 12/3/2017 Branch 7 5S 06W MI 030-007-200-005-00 138kV single-circuit transmission line 2017-08128 METC Newton-Wagner MI-BR-1-043.000 MAXSON, ROBERT L Voluntary Easement 4/14/2018 Branch 7 5S 06W MI 030-007-200-015-00 138kV single-circuit transmission line 2018-02638 METC Newton-Wagner MI-BR-1-044.000 STEVEN AND DONITA BAHLMAN Voluntary Easement 11/26/2017 Branch 7 5S 06W MI 030-007-400-015-00 138kV single-circuit transmission line 2017-08135 METC Newton-Wagner MI-BR-1-045.000 PETER AND MARIANNE KLINK Voluntary Easement 1/17/2018 Branch 7 5S 06W MI 030-007-200-010-00 138kV single-circuit transmission line 2018-00527 METC Newton-Wagner MI-BR-1-046.000 STEVEN AND DONITA BAHLMAN Voluntary Easement 1/26/2017 Branch 7 5S 06W MI 030-007-300-005-00 138kV single-circuit transmission line 2017-08137 METC Newton-Wagner MI-BR-1-047.000 WASHBURN GRAIN AND CATTLE COMPANY Voluntary Easement 2/1/2018 Branch 7 5S 06W MI 030-007-100-015-99 138kV single-circuit transmission line 2018-01679 METC Newton-Wagner MI-BR-1-048.000 JAMES AND BARBARA WALLEN AND RENITA WALLEN-HALBEIB Voluntary Easement 11/18/2017 Branch 7 5S 06W MI 030-007-300-015-00 138kV single-circuit transmission line 2017-08127 METC Newton-Wagner MI-BR-1-050.000 JAMES AND BARBARA WALLEN AND RENITA WALLEN-HALBEIB Voluntary Easement 11/18/2017 Branch 12 5S 07W MI 020-012-400-005-00 138kV single-circuit transmission line 2017-08124 METC Newton-Wagner MI-BR-1-052.000 JAMES AND BARBARA WALLEN AND RENITA WALLEN-HALBEIB Voluntary Easement 11/18/2017 Branch 12 5S 07W MI 020-012-200-010-00 138kV single-circuit transmission line 2017-08125 METC Newton-Wagner MI-BR-1-053.000 WASHBURN GRAIN AND CATTLE COMPANY Voluntary Easement 2/1/2018 Branch 12 5S 07W MI 020-012-400-010-00 138kV single-circuit transmission line 2018-01680 METC Newton-Wagner MI-BR-1-056.000 WASHBURN GRAIN AND CATTLE COMPANY Voluntary Easement 2/1/2018 Branch 11 5S 07W MI 020-011-400-005-00 138kV single-circuit transmission line 2018-01681 METC Newton-Wagner MI-BR-1-057.000 WASHBURN GRAIN AND CATTLE COMPANY Voluntary Easement 2/1/2018 Branch 11 5S 07W MI 020-011-400-015-00 138kV single-circuit transmission line 2018-01682 METC Newton-Wagner MI-BR-1-059.000 EDWARD C. ADOLPH LIVING TRUST AND ELSIE ADOLPH LIVING TRUST Voluntary Easement 1/23/2018 Branch 11 5S 07W MI 020-011-300-005-00 138kV single-circuit transmission line 2018-01683 METC Newton-Wagner MI-BR-1-060.000 DOROTHY DENICE CRANE Voluntary Easement 12/5/2017 Branch 10 5S 07W MI 020-010-400-010-00 138kV single-circuit transmission line 2017-08136 METC Newton-Wagner MI-BR-1-061.000 MILDRED A. BAHLMAN Voluntary Easement 11/26/2017 Branch 10 5S 07W MI 020-010-400-005-00 138kV single-circuit transmission line 2017-08138

Company	Project	Agent Track Number	Landowner	Rights Acquired	Date of Title	County	Section	Twp	Range	State	Tax ID	Use	Recorded At
METC	Luce Substation	NA	RICHARD N. MILLS REVOCABLE LIVING TRUST DATED 7/7/10 AND JANET K. MILLS REVOCABLE LIVING TRUST DATED 7/7/10	Warranty Deed	5/10/2018	Gratiot	16	12N	03W	MI	29-12-016-007-10	Substation	L 1026 P 85

Plum Station
Part of - 004-012-009-11

Exhibit B-1

Legal Description
of METC Parcel

Real property situated in the Township of Clearwater, County of Kalkaska, State of Michigan, described as follows:

Part of the Southwest 1/4 of the Northwest 1/4 of Section 12, Town 28 North, Range 8 West, Clearwater Township Kalkaska County Michigan described as follows

Commencing at the West 1/4 Corner of Section 12, Town 28 North Range 8 West, thence South 89 degrees 18 minutes 14 seconds East, along the East-West 1/4 line of Section 12 and the centerline of Plum Valley Road (66 feet wide), 658.04 feet to the **Point of Beginning**; thence North 00 degrees 33 minutes 16 seconds East 1325.59 feet, thence South 89 degrees 17 minutes 26 seconds East along the North line of the Southwest 1/4 of the Northwest 1/4 of Section 12, 658 87 feet, thence South 00 degrees 33 minutes 16 seconds West, along the East line of the Southwest 1/4 of the Northwest 1/4 of Section 12 1325.43 feet, thence North 89 degrees 18 minutes 14 seconds West, along the East-West 1/4 line of Section 12 and the centerline of Plum Valley Road (66 feet wide), 658 87 feet to the **Point of Beginning.** Subject to the rights of the public over the Southerly 33 feet thereof as occupied by Plum Valley Road Contains 20 049 acres

Commonly known as: Vacant land located near the intersection of Plum Valley Road and Ruttan Road consisting of approximately 20.04 acres
Part of Tax Parcel Identification No : 004-012-009-11

Branch County Treasurer
Coldwater, MI 9/22 20 17
I hereby certify that the Taxes have been paid for the five years preceding the date of sale instrument, and that there are no Tax Liens or Titles held by the State for a period of five years prior to the date of said instrument. Ann Vrablic
Branch County Treasurer DB
– EXCEPTION –
This certification being subject to any Homestead Denial, Uncapping or change by the State of Michigan and / or Local Unit.

Wagner Substation
12-020-009-200-010-99
12-020-010-100-005-00

EXHIBIT A

LEGAL DESCRIPTION

Record legal description:

Real property situated in the Township of Union, County of Branch, State of Michigan, described as follows:

The South One-half (1/2) of the following described property: The Northeast One-quarter (1/4) of Section 9, Town 5 South, Range 7 West, EXCEPT: Beginning at the Northwest corner of the South 1/2 of the Northeast 1/4 of Section 9, Town 5 South, Range 7 West, Union Township, Branch County. Michigan; thence East along the North line of the South 1/2 of the Northeast 1/4 of Section 9, distance of 402.0 feet; thence South 325.0 feet; thence West 402 0 feet to the North and South 1/4 line of said Section 9; thence North along said North and South 1/4 line 325.0 feet to the point of beginning.

ALSO The South One-half (1/2) of the following described property: The Northwest One-quarter (1/4) of Section 10, Town 5 South, Range 7 West, lying West of Coldwater River, Township of Union, Branch County, Michigan

Surveyed legal description:

The South 1/2 of the Northeast 1/4 of Section 9, EXCEPT a parcel of land described as: Beginning at the Northwest corner of the South 1/2 of the Northeast 1/4 of said Section 9, thence East along the North line of the South 1/2 of the Northeast 1/4 of Section 9, 402.00 feet; thence South 325.0 feet; thence West 402.0 feet, thence North, along the North-South 1/4 line of Section 9 to the Point of Beginning, ALSO the South 1/2 of the Northwest 1/4 of Section 10 lying West of the Coldwater River, all in Town 5 South, Range 7 West, Union Township, Branch County, Michigan, more particularly described as·

Commencing at the North 1/4 corner of said Section 9, thence South 00°09'57" East, along the North-South 1/4 line of Section 9 and the center line of Adolph Road, 1655.83 feet to the Point of Beginning, thence South 89°46'09" East 402.00 feet; thence North 00°09'57" West, 325.00 feet; thence South 89°46'09" East, along the North line of the South 1/2 of the Northeast 1/4 of Section 9, 2219.79 feet to a point on the Section line common to Sections 9 and 10 of said Union Township, said point lying distant South 00°08'11" East, 1335.50 feet from the Northeast corner of Section 9; thence North 88°39'50" East, along the North line of the South 1/2 of the Northwest 1/4 of Section 10, 535 feet, more or less, to the center of the Coldwater River; thence Southerly and Southwesterly, along the center line of Coldwater River, 1509 feet, more or less; thence South 88°36'19" West, along the East-West 1/4 line of Section 10, 203 feet, more or less to the West 1/4 corner of Section 10, also being the East 1/4 corner of Section 9; thence North 89°40'01" West, along the East-West 1/4 line of Section 9, 2621.14 feet to the Center of Section 9; thence North 00°09'57" West, along the North-South 1/4 line of Section 9 and the center line of Adolph Road, 1005.83 feet to the Point of Beginning.

Commonly known as: Vacant land located near the intersection of Adolph Road and Clay Road consisting of approximately 92.9 acres
Tax Parcel Identification Nos.: 12-020-009-200-010-99 (Section 9) and 12-020-010-100-005-00 (Section 10)

4834-1102-5484 2
ID\GOULD, BLAIR - 100397\000206

4

EXhibit "A" Calhoun-Ml 33361 OriginalEasement Property. A parcelof land In Marengo Township,Calhoun County,Michigan described as: 44 acres of land off from the South end of the Northwest 1/4 of Section 4, T2S. RSW. AND A parcel of land In Marengo Township,Calhoun County,MIChigan descnbed as: Beginningat the Northwest corner of the South 1/2 of the Northwest 1/4 of said Se<:tion 4; running thence South 36 rods; thence East 160 rods;thence North 36 rods; thence West 160 rods to the place of beginning. Exhibit "B" Calhoun - Ml 33361 Owners Property: A parcel of landin Marengo Township, Calhoun County, Michigan described as: The North 36 acres of the South 1/2 of the Northwest 1/4 of Section 4,T2S, R5W, EXCEPT a parcel ofland described as:Commencingat the South 1/4 corner of said Section 4; thence North 00"08'52" West 2650.35 feet along the North and South 1/4 line of said Section 4 to the center of said Section 4; thence North 00"54.03" west 726.11 feet continuing along said North and South 1/4 line to a point 6000. 0 feet South of the North line of the South 1/2 of the Northwest fractional 1/4 of said Section 4 and the point of beginning of the following described parcel; thence South sgo56'07" West 435.65 feet parallel with said North line;thence North 00"54'03" West 200.00 feet:thence North sgo56'07" East 435.65 feet to the North and South 1/4 line of said Sect on 4; thence South oo• 54'03" East 200.00 feet alongsaid North and South 1/4 line to the point of beginning. AND Parcel 2 A parcel of land in Marengo Township, Calhoun County,Michigan described as: The South 44 rods of the Northwest 1/4 of Section 4, T2S, R5W, EXCEPT a parcel of land described as: Commencing at the center of said Section 4; thence North along the North and South 1/4 line of said Secon 432 feet to the place of beginning; thence West 420 feet: thence North 208 feet;thence East 420 feet to said 1/4 1ine: thence South along said 1/41ine 208 teet to the place of beginning. l.ffil 4212 111'111111111111111111II II "'4i ......., I - Ducheney 15 40 15 0 15 41 03 0

1052-17-8277 MICHIGAN ELECTRIC TRANSMISSION COMPANY 800.525 6016 MI-BR-1-003.000 CLEMENS FOOD GROUP Easement page 1 of 2 PROPERTY (PER WARRANTY DEED, DOC NO 2015-02548) PART OF SECTION 1 AND 2, TOWN 6 SOUTH, RANGE 6 WEST, COLDWATER TOWNSHIP, BRANCH COUNTY, MICHIGAN, MORE PARTICULARLY DESCRIBED AS BEGINNING AT THE SOUTHEAST CORNER OF SECTION 2, TOWN 6 SOUTH, RANGE 6 WEST, THENCE ALONG THE SOUTH LINE OF SAID SECTION, NORTH 89'25'13" WEST 2264 84 FEET, THENCE NORTH 00'44'02" WEST 50 01 FEET, THENCE NORTH 89'25'13" WEST 120 18 FEET, THENCE NORTH 00'32'29" EAST 25 00 FEET, THENCE NORTH 89'25'13" WEST 256 95 FEET TO THE NORTH-SOUTH 1/4 LINE OF SAID SECTION 2, THENCE NORTH 89'16'12" WEST 276 55 FEET TO THE EASTERLY RIGHT-OF-WAY LINE OF 1-69 THENCE ALONG SAID EASTERLY RIGHT-OF -WAY LINE THE FOLLOWING NINE (9) CALLS NORTH 08'27'22" EAST 412 20 FEET TO THE POINT OF CURVATURE OF A 22688 78 FOOT RADIUS CURVE TO THE LEFT, NORTHEASTERLY ALONG THE ARC OF SAID CURVE 2181 69 FEET, LONG CHORD BEARING NORTH 05'42'05" EAST 2180 85 FEET TO THE EAST-WEST 1/4 LINE OF SAID SECTION 2, SOUTH 89'40'43" EAST 0 52 FEET TO THE CENTER CORNER OF SAID SECTION 2, ALONG THE NORTH-SOUTH 1/4 LINE OF SAID SECTION 2, NORTH 00'01'22" EAST 10 23 FEET TO THE POINT OF CURVATURE OF A 22688 78 FOOT RADIUS CURVE TO THE LEFT, NORTHEASTERLY ALONG THE ARC OF SAID CURVE, 766 71 FEET, LONG CHORD BEARING NORTH 01 '57'1 0" EAST 766 68 FEET, NORTH 14'04'13" EAST 902 55 FEET, NORTH 35'15'00" EAST 717 06 FEET, NORTH 00'23'18" EAST 246 85 FEET, AND NORTH 45'23'18" EAST 233 29 FEET TO THE SOUTH RIGHT-OF-WAY LINE OF JONESVILLE ROAD, THENCE ALONG SAID SOUTH RIGHT-OF-WAY LINE, SOUTH 89'36'55" EAST 209 96 FEET, THENCE NORTH 00'21'02" EAST 60 00 FEET TO THE NORTH LINE OF SAID SECTION 2; THENCE ALONG SAID NORTH LINE, SOUTH 89'36'55" EAST 1625 61 FEET TO THE NORTHWEST CORNER OF SAID SECTION 1, THENCE ALONG THE NORTH LINE OF SAID SECTION, SOUTH 89'36'55" EAST 60 80 FEET, THENCE CONTINUING ALONG SAID NORTH LINE, SOUTH 89'34'18" EAST 631 20 FEET, THENCE SOUTH 00'1 0' 42" WEST 345 11 FEET, THENCE SOUTH 89'35'14" EAST 50 66 FEET, THENCE SOUTH 00'09'35" WEST 230 45 FEET, THENCE SOUTH 89'34'12" EAST 953 52 FEET TO THE EAST LINE OF THE WEST 5/8 OF THE NORTHWEST 1/4 OF SAID SECTION 1, THENCE SOUTH 00'08'52" WEST 2148 74 FEET TO THE EAST-WEST 1/4 LINE OF SAID SECTION 1, THENCE ALONG SAID EAST-WEST 1/4 LINE, NORTH 89'44'11" WEST 1045 19 FEET, THENCE SOUTH 00'11'26" WEST 2653 43 FEET TO THE SOUTH LINE OF SAID SECTION 1, THENCE ALONG SAID SOUTH LINE NORTH 89'25'13" WEST 656 95 FEET TO THE POINT OF BEGINNING EXCEPT THAT PART OF THE NORTHEAST 1/4 OF SECTION 2, TOWN 6 SOUTH, RANGE 6 WEST, COLDWATER TOWNSHIP, BRANCH COUNTY, MICHIGAN, DESCRIBED AS COMMENCING AT THE NORTHEAST CORNER OF SAID SECTION, THENCE ALONG THE NORTH LINE OF SAID SECTION, NORTH 89'36'55" WEST 1625 61 FEET TO THE POINT OF BEGINNING, THENCE ALONG SAID NORTH LINE, SOUTH 89'36'55" EAST 917 19 FEET TO A POINT ON AN INTERMEDIATE TRAVERSE LINE THAT IS NORTH 89'36'55" WEST 6 00 FEET FROM THE CENTERLINE OF THE CREEK, THENCE ALONG SAID INTERMEDIATE TRAVERSE LINE THE FOLLOWING NINE (9) COURSES SOUTH 02'48"30" EAST 298 65 FEET TO POINT A, SAID POINT BEING 23 4 FEET FROM THE CENTERLINE OF THE CREEK, SOUTH 09'43'18" EAST 271 56 FEET TO POINT B, SAID POINT BEING 17 7 FEET FROM THE CENTERLINE OF THE CREEK, SOUTH 06'24'40" WEST 248 06 FEET TO A POINT C, SAID POINT BEING 28 4 FEET FROM THE CENTERLINE OF THE CREEK, SOUTH 39'44'56" WEST 195 15 FEET TO POINT D, SAID POINT BEING 24 2 FEET FROM THE CENTERLINE OF THE CREEK, SOUTH 65'49'14" WEST 486 67 FEET TO POINT E, SAID POINT BEING 19 1 FEET FROM THE CENTERLINE OF THE CREEK, SOUTH 29'37'07" WEST 664 61 FEET TO POINT F, SAID POINT BEING 14 7 FEET FROM THE CENTERLINE OF THE CREEK SOUTH 66'00'48" WEST 457 90 FEET TO POINT G, SAID POINT BEING 32 4 FEET FROM THE CENTERLINE OF THE CREEK, NORTH 73'27'28" WEST 591 12 FEET TO POINT H, SAID POINT BEING 49 5 FEET FROM THE CENTERLINE OF THE CREEK, SOUTH 29'49'06" WEST 150 93 FEET TO THE EASTERLY RIGHT-OF-WAY LINE OF 1-69 AT A POINT NORTH 01'06'50" EAST 8 26 FEET FROM THE CENTERLINE OF THE CREEK, THENCE ALONG SAID EASTERLY RIGHT-OF-WAY LINE THE FOLLOWING FOUR (4) COURSES NORTH 14'04'13" EAST 902 55 FEET, NORTH 35'15'00" EAST 717 06 FEET, NORTH 00'23'18" EAST 246 85 FEET, NORTH 45'23'18" EAST 233 29 FEET TO THE SOUTH RIGHT-OF-WAY LINE OF JONESVILLE ROAD, THENCE ALONG SAID SOUTH RIGHT-OF-WAY LINE SOUTH 89'36'55" EAST 209 96 FEET, THENCE NORTH 00'21'02" EAST 60 00 FEET TO THE POINT OF BEGINNING, INCLUDING ALL LAND BETWEEN SAID INTERMEDIATE TRAVERSE LINE AND THE CENTERLINE OF THE CREEK COMMONLY KNOWN AS 572 NEWTON RD & 567 JONESVILLE RD TAX ID302-000-002-200-00 & 302-000-002-200-01 MCA www.metroca.net CLIENT· ------------------------------D A T E - PROJECTWAGNER-NEWTON JOB· 12 - 2 1 - 2 0 17 REV· 2-23-2018 -i SHEET· 3 OF 4

MI-BR-1-003.000 CLEMENS FOOD GROUP
Easement page 2 of 2

EASEMENT AREA:

COMMENCING AT THE NORTHWEST CORNER OF SECTION 1, TOWN 6 SOUTH, RANGE 6 WEST, COLDWATER TOWNSHIP, BRANCH COUNTY, MICHIGAN, THENCE S00°14'10"W 26 00 FEET ALONG THE WEST LINE OF SAID SECTION 1 TO THE **POINT OF BEGINNING**, THENCE S89°36'54"E 130 22 FEET, THENCE S89°36'57"E 388 05 FEET, THENCE S00°16'30"W 848 25 FEET, THENCE N90°00'00"W 50 08 FEET, THENCE N00°20'44"E 688 58 FEET, THENCE N89°36'57"W 339 12 FEET, THENCE N89°36'54"W 601 20 FEET, THENCE N89°36'56"W 1236 10 FEET, THENCE N27°09'57"W 142 11 FEET TO THE SOUTHERLY RIGHT-OF-WAY LINE OF JONESVILLE ROAD (VARIABLE WIDTH), THENCE ALONG SAID SOUTHERLY RIGHT-OF-WAY LINE OF JONESVILLE ROAD S89°36'55"E 147 18 FEET, THENCE N00°21'02"E 60 01 FEET TO THE NORTH LINE OF SAID SECTION 2 AND CENTERLINE OF JONESVILLE ROAD (VARIABLE WIDTH), THENCE ALONG SAID NORTH LINE OF SECTION 2 AND CENTERLINE OF JONESVILLE ROAD, S89°36'55"E 2 02 FEET, THENCE S27°09'57"E 29 33 FEET, THENCE S89°36'56"E 1139 11 FEET, THENCE S89°36'54"E 470 99 FEET TO THE POINT OF BEGINNING

	MCA 800.525 6016 www.metroca.net	CLIENT MICHIGAN ELECTRIC TRANSMISSION COMPANY	JOB. 1052-17-8277
			DATE: 12-21-2017
		PROJECT. WAGNER-NEWTON	REV 2-23-2018
			SHEET 4 OF 4

MI-BR-1-007.000
COCASECO, LLC
030-035-400-020-00

PROPERTY
(PER WARRANTY DEED, DOCUMENT NUMBER 2006-02636)

LAND IN THE TOWNSHIP OF GIRARD, BRANCH COUNTY, MICHIGAN

THE WEST HALF OF THE SOUTHEAST QUARTER OF SECTION 35, TOWNSHIP 5 SOUTH, RANGE 6 WEST, CONTAINING EIGHTY (80) ACRES ACCORDING TO THE UNITED STATES SURVEY ALL IN GIRARD, BRANCH COUNTY, MICHIGAN, EXCEPT, BEGINNING AT A POINT WHICH IS NORTH 89 DEGREES 54' 43" EAST 760 86 FEET, FROM THE SOUTH QUARTER POST OF SECTION 35, TOWN 5 SOUTH, RANGE 6 WEST, THENCE NORTH 0 DEGREES 05' 17" WEST 60.0 FEET, THENCE NORTH 45 DEGREES 05' 17" WEST ALONG I-69 RIGHT OF WAY FENCE 233 34 FEET, THENCE NORTH 0 DEGREES 05' 17" WEST 149 0 FEET, THENCE NORTH 36 DEGREES 04' 08" WEST 154 75 FEET, THENCE NORTH 89 DEGREES 54' 43" EAST 656 48 FEET, THENCE SOUTH 0 DEGREES 05' 17" EAST 500 00 FEET, THENCE SOUTH 89 DEGREES 54' 43" WEST 400 00 FEET TO THE POINT OF BEGINNING

COMMONLY KNOWN AS JONESVILLE ROAD
TAX ID· 12-030-035-400-020-00

EASEMENT AREA:

COMMENCING AT THE EAST ONE-QUARTER CORNER OF SECTION 35, TOWN 5 SOUTH, RANGE 6 WEST, GIRARD TOWNSHIP, BRANCH COUNTY, MICHIGAN; THENCE N89°36'57"W 2484 07 FEET ALONG THE EAST-WEST ONE-QUARTER LINE OF SAID SECTION 35 TO THE **POINT OF BEGINNING**, THENCE S00°03'52"W 1103 66 FEET, THENCE S12°27'36"E 466 82 FEET; THENCE S35°22'22"E 740 11 FEET, THENCE N89°37'01"W 197 16 FEET, THENCE N35°22'22"W 657.33 FEET, N12°27'36"W 516 81 FEET, N00°03'52"E 1122.11 FEET TO SAID EAST-WEST ONE-QUARTER LINE OF SECTION 35, THENCE S89°36'57"E 160 00 FEET TO THE POINT OF BEGINNING

METC	MCA 800.525.6016 www.metroca.net	CLIENT: MICHIGAN ELECTRIC TRANSMISSION COMPANY	JOB: 1052-17-8277 DATE: 1-2-2018
		PROJECT. WAGNER-NEWTON	REV.. 5-2-2018 SHEET: 2 OF 2

MI-BR-1-008.000
SMITH
12-030-100-005-00

PROPERTY

(PER WARRANTY DEED, LIBER 309, PAGE 549)

LAND IN THE TOWNSHIP OF GIRARD, BRANCH COUNTY, MICHIGAN. THE EAST HALF OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 27, AND THE WEST HALF OF THE SOUTHWEST QUARTER OF SECTION 26, TOWN 5 SOUTH OF RANGE 6 WEST, GIRARD, BRANCH COUNTY, MICHIGAN.

THE SOUTHWEST QUARTER OF THE NORTHEAST QUARTER OF SECTION 35, AND THE EAST HALF OF THE NORTHEAST QUARTER OF SECTION 35. ALSO, THE NORTH HALF OF THE SOUTHEAST QUARTER OF THE NORTHWEST QUARTER OF SECTION 35, AND A STRIP OF LAND FOUR RODS IN WIDTH OFF THE EAST SIDE OF THE NORTHWEST QUARTER OF THE NORTHWEST QUARTER AND OF THE NORTH HALF OF THE SOUTHWEST QUARTER OF THE NORTHWEST QUARTER OF SAID SECTION 35. ALL OF SAID LAND BEING IN TOWN 5 SOUTH, RANGE 6 WEST, GIRARD, BRANCH COUNTY, MICHIGAN.

WITH THE EXCEPTION OF THE FOLLOWING DESCRIBED PREMISES HERETOFORE CONVEYED TO THE MICHIGAN STATE HIGHWAY COMMISSION BY WARRANTY DEED DATED APRIL 20, 1965: LAND IN THE TOWNSHIP OF GIRARD, BRANCH COUNTY, MICHIGAN. ALL THE PART OF THE NORTH HALF (N1/2) OF THE SOUTHEAST QUARTER (SE1/4) OF THE NORTHWEST QUARTER (NW1/4) OF SECTION 35, TOWN 5 SOUTH, RANGE 6 WEST, LYING EASTERLY OF A LINE 103 FEET WESTERLY OF, MEASURED AT RIGHT ANGLES AND PARALLEL TO THE REFERENCE LINE OF I-69. THE LANDS DESCRIBED ABOVE IN FEE CONTAIN 6.0 ACRES, MORE OR LESS.

COMMONLY KNOWN AS: BIDWELL ROAD & GORBELL ROAD (VACANT)
TAX ID: 12-030-035-100-005-00

EASEMENT AREA:

COMMENCING AT THE EAST ONE-QUARTER CORNER OF SECTION 35, TOWN 5 SOUTH, RANGE 6 WEST, GIRARD TOWNSHIP, BRANCH COUNTY, MICHIGAN; THENCE N89°36'57"W 2484.07 FEET ALONG THE EAST-WEST ONE-QUARTER LINE OF SAID SECTION 35 TO THE **POINT OF BEGINNING**; THENCE CONTINUING ALONG SAID EAST-WEST ONE-QUARTER LINE, N89°36'57"W 160.00 FEET; THENCE N00°03'52"E 101.08 FEET; THENCE N00°16'18"W 1228.43 FEET; THENCE S89°37'17"E 160.01 FEET; THENCE S00°16'18"E 1227.08; THENCE S00°03'52"W 102.45 FEET TO THE POINT OF BEGINNING.

METC	MCA 800.525.6016 www.metroca.net	CLIENT: MICHIGAN ELECTRIC TRANSMISSION COMPANY	JOB: 1052-17-8277
			DATE: 11-9-2017
		PROJECT: WAGNER-NEWTON	REV.: --
			SHEET: 2 OF 2

MI-BR-1-009.000
VEST
030-035-200-005-00

PROPERTY
(PER QUITCLAIM DEED, DOCUMENT NUMBER 2011-00121)

NORTHWEST 1/4 OF NORTHEAST 1/4, SECTION 35, TOWN 5 SOUTH, RANGE 6 WEST.

COMMONLY KNOWN AS: 571 BIDWELL ROAD
TAX ID: 12-030-035-200-005-00

EASEMENT AREA:

COMMENCING AT THE NORTH ONE-QUARTER CORNER OF SECTION 35, TOWN 5 SOUTH, RANGE 6 WEST, GIRARD TOWNSHIP, BRANCH COUNTY, MICHIGAN; THENCE S89°37'38"E 2.66 FEET ALONG THE NORTH LINE OF SAID SECTION 35 TO THE **POINT OF BEGINNING**; THENCE CONTINUING ALONG SAID NORTH LINE OF SECTION 35, S89°37'38"E 160.00 FEET; S00°03'01"W 1292.05 FEET; THENCE S00°16'18"E 37.42 FEET; THENCE N89°37'17"W 160.01 FEET; THENCE N00°16'18"W 36.05 FEET; THENCE N00°03'01"E 1293.40 FEET TO THE POINT OF BEGINNING.

METC	MCA 800.525.6016 www.metroca.net	CLIENT: MICHIGAN ELECTRIC TRANSMISSION COMPANY	JOB: 1052-17-8277
			DATE: 11-8-2017
		PROJECT: WAGNER-NEWTON	REV.: --
			SHEET: 2 OF 2

1052-17-8277 D_A_T_E_: 11_-8 - 800.525.6016 • I M1-8R-1-010.000 PROPERTY VEST 030-026-400-030-99 (PER QUITCLAIM DEED, DOCUMENT NUMBER 2017-00190) THE WEST HALF OF THE WEST HALF OF THE SOUTHEA ST QUARTER OF SECTION 26, TOWN 5 SOUTH, RANGE 6 WEST, EXCEPT PARCEL "y" SOLD TO THE STATE HIGHWAY COMMI SSIONER OF THE S TATE OF MICHIGAN, FOR HIGHWAY 1 -69 AS SHOWN BY WARRANTY DEED RECORDED ON DECEMBER 30, 1964 IN LIBER 302 ON PAGE 237 A, BRANCH COUNTY REGISTER'S OFFICE. ALSO THE EAST H A LF OF THE WEST HALF OF THE SOUTHEA ST QUARTER OF SECTION 26, TOWN 5 SOUTH, RANGE 6 WEST, EXCEPT BEGINNING AT THE SOUTHEA ST COR NER OF THE SOUTHEAS T QUARTER OF THE SOUTHWES T QUARTER OF THE SOU THEA ST QUARTER OF SEC TION 26, GIRARD TOWNSHIP, THENCE NORTHERLY ALONG THE QUARTER LINE 249.0 FEE T TO A WOODEN FENCE POST, THENCE N. 89" 2' 20' W. 258.4 FEET TO A WOODEN FENCE POST, THENCE S. 1· 50' 40" W. 247. 4 FEET TO THE CENTERLINE OF BIDWELL ROAD, THENCE EASTERLY ALONG SAID CENTERLINE 257.7 FEET TO THE POINT OF BEGINNING; ALL IN THE TOWNSHIP OF GIRARD, BRANCH COUNTY, MICHIGAN. COMMONL Y KNOWN AS: 559 BID WELL ROAD TAX ID: 1 2-030-026-400-030-99 EASEMENT AREA: COMMENCING AT THE SOUTHEA ST COR NER OF SECTION 26, TOWN 5 SOUTH, RANGE 6 WEST, GIRARD TOWNSHIP, BRANCH COUN TY, MICHIGAN; THENCE N89"37'38" W 2490.25 FEET ALONG THE SOUTH LINE OF SAID SECTION 26 TO THE POINT OF BEGINNING; THENCE CONTINUING ALONG SAID SOUTH LINE OF SEC TION 26, N89"37'38"W 42. 66 FEET; THENCE Noo·o6'2 2"E 100.00 FEET; THENCE N89.37'38"W 117.44 FEET; THENCE N00"03'01''E 2560.49 FEET TO A POINT ON THE EAST-WEST ONE-QUARTER LINE OF SAID SECTION 26; THENCE S89"32'21 "E 1 60.00 FEET ALONG S AID EAS T-WEST ONE -QUARTER LINE; THEN CE S00"03'01 " W 2660. 25 FEET TO THE POINT OF BEGINNING. METC MeA www.metroca . net CLIENT: MICHIGAN ELECTRIC TRANSMISSION COMPANY ----------------------------PROJECT: WAGNER-NEWTON JOB: REV.: --2 0 1 7------SHEET: 2 OF 2

1052-17-8277 Y+--DA_T_E:_11_--=2o..;_-_;;;;2...o._o1-'-7-----t 800.525.6016 WAGNER-NEWTON MI-BR-1-011.000 PROPERTY BELDING 030-026-200-015-00 (PER WARRANTY DEED, DOCUMENT NUMBER 2005-09290) THE WEST 38 ACRES OF THE WEST HALF OF THE WEST HALF OF THE NORTHEAST QUARTER OF SECTION 26, EXCEPT A PARCEL OF ONE ACRE, MORE OR LESS, ON THE WEST SIDE THEREOF, DEEDED TO THE STATE OF MICHIGAN FOR HIGHWAY, AND ALSO EXCEPTING A PARCEL OF LAND 600 FEET NORTH AND SOUTH BY 220 FEET EAST AND WEST IN THE NORTHEAST CORNER OF THE ABOVE DESCRIBED PREMISES. ALL BEING IN SECTION 26 OF TOWN 5 SOUTH OF RANGE 6 WEST, BRANCH COUNTY, MICHIGAN. ALSO, ALL THAT PART OF THE EAST 3/4 OF THE NORTHWEST 1/4 OF SECTION 26, TOWN 5 SOUTH, RANGE 6 WEST, GIRARD TOWNSHIP, BRANCH COUNTY, MICHIGAN, WHICH LIES EASTERLY OF A LINE 103 FEET EASTERLY OF (MEASURED AT RIGHT ANGLES) AND PARALLEL TO A LINE DESCRIBED AS: BEGINNING AT A POINT ON THE NORTH LINE OF SAID SECTION 26 WHICH IS NORTH 89" 58' 00" WEST A DISTANCE OF 385.95 FEET FROM THE NORTH 1/4 CORNER OF SAID SECTION 26; THENCE SOUTH 16" 30' 45" EAST A DISTANCE OF 253.23 FEET TO THE POINT OF CURVATURE OF A 5729.58 FOOT RADIUS CURVE TO THE RIGHT (CHORD BEARING SOUTH 08" 18' 56" EAST); THENCE SOUTHERLY ALONG THE ARC OF SAID CURVE 1639.39 FEET TO A POINT OF ENDING, EXCEPTING THEREFROM THE NORTH 100 FEET. COMMONLY KNOWN AS: DA YBURG ROAD (VACANT) TAX ID: 12-030-026-200-015-00 EASEMENT AREA: COMMENCING AT THE EAST ONE-QUARTER CORNER OF SECTION 26, TOWN 5 SOUTH, RANGE 6 WEST, GIRARD TOWNSHIP, BRANCH COUNTY, MICHIGAN; THENCE N89"32'21"W 2491. 86 FEET ALONG THE EAST-WEST ONE-QUARTER LINE OF SAID SECTION 26 TO THE POINT OF BEGINNING; THENCE CONTINUING ALONG SAID EAST-WEST ONE-QUARTER LINE, N89"32'21"W 1 60.00 FEET; THENCE N00"03'01"E 65.66 FEET; THENCE N00"11'16"E 1070.72 FEET; THENCE N03"46'15"W 33.71 FEET TO THE EASTERLY RIGHT-OF-WAY LINE OF INTER STATE 69 (VARIABLE WIDTH); THENCE ALONG SAID EASTERLY RIGHT-OF-WAY LINE OF INTER STATE 69, 92.20 FEET ALONG THE ARC OF A 5832.58 FOOT RADIUS NON -TANGENTIAL CIRCULAR CURVE TO THE LEFT, HAVING A CHORD BEARING N03"46'15"W 92.19 FEET; THENCE N03"46'15"W 460.64 FEET; THENCE N13"41'54"W 464.74 FEET TO SAID EASTERLY RIGHT-OF-WAY LINE OF INTERSTATE 69; THENCE ALONG SAID EASTERLY RIGHT -OF -WAY LINE OF INTER STATE 69, 83.22 FEET ALONG THE ARC OF A 5832.58 FOOT RADIUS NON-TANGENTIAL CIRCULAR CURVE TO THE LEFT, HAVING A CHORD BEARING N13"41'54"W 83.22 FEET; THENCE N13"41'54"W 139.96 FEET; THENCE N16"05'08"W 177. 40 FEET TO THE SOUTHERLY RIGHT-OF-WAY LINE OF DAYBURG ROAD (VARIABLE WIDTH); THENCE S89"30'14"E 1 66. 94 FEET ALONG SAID SOUTHERLY RIGHT-OF-WAY LINE OF DAYBURG ROAD; THENCE S16"05'08"E 133.09 FEET; THENCE S13"41'54"E 705.15 FEET; THENCE S03"46'1 5"E 605.97 FEET; THENCE S00"1 1'16"W 1076.06 FEET; THENCE S00"03'01"W 66.61 FEET TO THE POINT OF BEGINNING. METC MeA t www.metroca.net CLIENT: -M_IC_H_IG_AN_EL_EC_T_RI_C_T_RA_N_SM_IS_S_IO_N _C_OM_P_AN_ PROJECT: JOB: REV.: --SHEET: 2 OF 2

-8277 1---- :::._.:::...: ---t PROJECT: REV.:--800.525.6016 www.metroca.net WAGNER-NEWTON SHEET: 2 OF 2 MI-BR-1-012.000 PROPERTY PROUGH 030-023-300-005-00 (PER MEMORANDUM OF LAND CONTRACT, DOCUMENT NUMBER 2016-0074>J -------------.J ALL OF THE FOLLOWING DESCRIBED LAND LOCATED EAST OF THAT PORTION OF SAID PREMISES ACQUIRED BY THE STATE HIGHWAY DEPARTMENT FOR HIGHWAY PURPOSES IN AN INSTRUMENT RECORDED IN LIBER 303, PAGES 352-359 IN THE BRANCH COUNTY RECORDS: THE SOUTH FORTY-FIVE ACRES OF THE EAST HALF OF THE SOUTHWEST QUARTER AND THE SOU TH TWENTY-ONE ACRES OF THE NORTH THIRTY-FIVE ACRES OF THE EAST HALF OF THE SOUTHWEST QUARTER, SECTION TWENTY-THREE, TOWN FIVE SOUTH, RANGE SIX WEST. EXCEPT THAT PART AS ACQUIRED BY THE STATE HIGHWAY DEPARTMENT FOR HIGHWAY PURPOSES, IN AN INSTRUMENT RECORDED IN USER 303, PAGES 352-259 BRANCH COUNTY RECORDS. ALSO EXCEPT A PARCEL OF LAND CONVEYED TO STEVE MERLAU AND PATRICIA ANN HANKINS BY WARRANTY DEED RECORDED IN LIBER 329 ON PAGE 385, BRANCH COUNTY RECORDS. ALSO EXCEPT BEGINNING ON THE NORTH AND SOUTH QUAR TER LINE OF SECTION 23, TOWN 5 SOUTH, RANGE 6 WEST AT A POINT ON THE NORTH LINE OF THE SOUTH TEWN TY-ONE • ACRES OF THE NORTH THIRTY-FIVE ACRES OF THE EAST ONE-HALF OF THE SOUTHWEST QUARTER, THENCE SOUTH 132.0 FEET TO THE POINT OF BEGINNING; THENCE SOUTH 132.0 FEET; THENCE WEST AT RIGHT ANGLES TO LUTES ROAD 353.0 FEET; THENCE NORTH PARALLEL TO LUTES ROAD 132 FEET; THENCE EAST 330.0 FEET TO A POINT OF BEGINNING, IN AN INSTRUMENT RECORDED IN USER 403. PAGE 662 IN BRANCH COUNTY RECORDS. SUBJEC T TO THE RIGHTS OF THE PUBLIC AND OF ANY GOVERNMENTAL UNIT IN ANY PART THEROF TAKEN, USED OR DEEDED FOR STREET, ROAD OR HIGHWAY PURPOSES. SUBJECT TO EASEMENTS AND BUILDING AND USE RESTRICTIONS OF RECORD. COMMONLY KNOWN AS: 938 LUTES ROAD TAX ID: 030-023-300-005-00 EASEMENT AREA: COMMENCING AT THE SOUTH ONE-QUARTER CORNER OF SECTION 23, TOWN 5 SOUTH, RANGE 6 WEST, GIRARD TOWNSHIP, BRANCH COUNTY, MICHIGAN; THENCE N00'04'11"W 80.00 FEET ALONG THE NORTH-SOUTH ONE-QUAR TER LINE OF SAID SECTION 23 TO THE NORTH RIGHT-OF-WAY LINE OF DA YBURG ROAD (VARIABLE WIDTH); THENCE N89'30'14"W 136.94 FEET ALONG SAID NORTH RIGHT-OF-WAY LINE OF DAYBURG ROAD TO THE POINT OF BEGINNING; THENCE CONTINUING ALONG SAID NORTH RIGHT-OF-WAY LINE OF DAYBURG ROAD, N89'30'14"W 166.94 FEET; THENCE N16'05'08"W 1584.64 FEET; THENCE N15'42'44"W 601.66 FEET; THENCE N13'42'49"W 10.58 FEET; THENCE S89'29'44"E 166.25 FEET; THENCE S15' 42'44"E 565.28 FEET; THENCE S16'05'08"E 1631.76 FEET TO THE POINT OF BEGINNING. METC CLIENT:JOB: 1052-17 MCA MICHIGAN ELECTRIC TRANSMISSION COMPANY DATE:11-a-20 11

MI-BR-1-013.000
TRAVELBEE
030-023-100-005-00

PROPERTY
(PER COVENANT DEED, DOC NO 2013-04531)

COMMENCING AT THE NORTH 1/4 POST OF SECTION 23, TOWN 5 SOUTH, RANGE 6 WEST, GIRARD TOWNSHIP, BRANCH COUNTY, MICHIGAN, THENCE S 00°32'27" E. ALONG THE NORTH AND SOUTH 1/4 LINE OF SAID SECTION 23, A DISTANCE OF 1328 74 FEET TO THE NORTHEAST CORNER OF THE SOUTH 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 23, THENCE CONTINUING S 00°32'27" E ALONG SAID NORTH AND SOUTH 1/4 LINE, 1001 50 FEET TO THE TRUE POINT OF BEGINNING OF THIS DESCRIPTION, THE BOUNDARY THENCE CONTINUES S. 00°32'27" E. ALONG SAID NORTH AND SOUTH 1/4 LINE, 797.50 FEET TO THE NORTH LINE OF THE SOUTH 66 ACRES OF THE EAST 1/2 OF THE SOUTHWEST 1/4 OF SAID SECTION 23, THENCE N 89°58'00" W ALONG SAID NORTH LINE, 905.48 FEET TO THE EASTERLY RIGHT OF WAY LINE OF HIGHWAY I-69; THENCE NORTHERLY 1004.67 FEET ALONG SAID EASTERLY RIGHT OF WAY LINE AND ALONG THE ARC OF A CURVE TO THE RIGHT WHOSE RADIUS IS 11356 16 FEET AND WHOSE CHORD BEARS N 13°20'11" W 1004 34 FEET, THENCE N. 89°55'27" E PARALLEL WITH THE NORTH LINE OF THE SOUTH 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 23, A DISTANCE OF 887 33 FEET, THENCE S 00°32'27" E 181 50 FEET, THENCE N 89°55'27" E. 240 00 FEET TO THE TRUE POINT OF BEGINNING

TAX ID 12-030-023-100-005-00

EASEMENT AREA:

COMMENCING AT THE SOUTH ONE-QUARTER CORNER OF SECTION 23, TOWN 5 SOUTH, RANGE 6 WEST, GIRARD TOWNSHIP, BRANCH COUNTY, MICHIGAN; THENCE N00°04'11"W 2186 71 FEET ALONG THE NORTH-SOUTH ONE-QUARTER LINE OF SAID SECTION 23, THENCE N89°29'44"W 739 59 FEET TO THE **POINT OF BEGINNING**, THENCE CONTINUING N89°29'44"W 166 14 FEET, THENCE N13°00'57"W 593.27 FEET, THENCE N10°54'51"W 408 07 FEET; THENCE S89°36'17"E 163 17 FEET, THENCE S10°54'51"E 373 14 FEET, THENCE S13°00'57"E 596 63 FEET, THENCE S15°42'44"E 32 58 FEET TO THE POINT OF BEGINNING

METC	MCA 800.525.6016 www.metroca net	CLIENT: MICHIGAN ELECTRIC TRANSMISSION COMPANY PROJECT: WAGNER-NEWTON	JOB: 1052-17-8277 DATE: 11-8-2017 REV.: 1-11-2018 SHEET: 2 OF 2

Branch County Register of Deeds 2018-00708 Page 6 of 7

030-011-1 00-005-00 1052-17-8277 MICHIGAN ELECTRIC TRANSMISSION COMPANY E : 11 - 6 - 2 0 17 ------11-7-2017 800.525.6016 I, MI-BR-1-019.001 PROPERTY (PER QUITCLAIM DEED, L. 756, P. 929) GROHOLSKE THE NORTHEAST QUARTER OF THE SOUTHWEST QUARTER, AND THE SOUTH HALF OF THE SOUTHEAST QUARTER OF THE NORTHWEST QUARTER OF SECTION 11 IN TOWN 5 SOUTH OF RANGE 6 WEST, GIRARD, BRANCH COUNTY, MICHIGAN, CONTAINING 60 ACRES, BE THE SAME MORE OR LESS, EXCEPT LAND SOLD TO THE MICHIGAN STATE HIGHWAY COMMISSIONER BY DEED RECORDED IN LIBER 302, PAGE 569A, IN THE BRANCH COUNTY REGISTER'S OFFICE. EXCEPTING FROM THE ABOVE DESCRIBED PARCEL, A PARCEL OF LAND 30 RODS EA S T AND WEST BY 19.5 RODS NORTH AND SOUTH IN THE SOUTHEAST CORNER THEREOF. COMMONLY KNOWN AS: FARWELL RD. (VACANT) TAX ID: 12-030-011-100-005-00 EASEMENT AREA: COMMENCING AT THE WEST ONE-QUARTER CORNER OF SECTION 11, TOWN 5 SOUTH, RANGE 6 WEST, ' GIRARD TOWNSHIP, BRANCH COUNTY, MICHIGAN; THENCE S89'24'19"E 1329. 82 FEET ALONG THE EAST-WEST ONE-QUARTER LINE OF SAID SECTION 11 TO THE POINT OF BEGINNING; THENCE N00'18'24"E 66.91 FEET; THENCE N89'58'24"E 155. 80 FEET; THENCE S02'45' 40"E 1399.65 FEET TO THE NORTH RIGHT-OF-WAY LINE OF FARWELL ROAD (66 FEET WIDE); THENCE THE FOLLOWING (2) COURSES ALONG SAID NORTH RIGHT-OF-WAY LINE OF FARWELL ROAD: 1) N89'21'38"W 14.8 4 FEET, 2) N44'34'51"W 217.75 FEET; THENCE N02'45'40"W 1083.96 FEET; THENCE S89'58'24"W 2.68 FEET; THENCE 22.87 FEET ALONG THE EASTERLY RIGHT-OF-WAY LINE OF 1 -69 (VARIABLE WIDTH) AND THE ARC OF A 23091.32 FOOT RADIUS NON-TANGENTIAL CIRCULAR CURVE TO THE LEFT, HAVING A CHORD BEARING N03'30'14"W 22.87 FEET; THENCE N00'18'39"E 70.26 FEET TO THE POINT OF BEGINNING. METC MeA www.metroca.net CLIENT: ----------------------------rD A T PROJECT:WAGNER-NEWTON JOB: REV.: SHEET: 2 OF 2

MI-BR-1-019.002
LEVERINGTON
030-011-100-010-00

PROPERTY

(PER WARRANTY DEED, L. 786, P. 888)

THE SOUTH 1240 FEET OF THE WEST 1/2 OF THE NORTHWEST 1/4 LYING EASTERLY OF THE RIGHT OF WAY LINE OF THE SERVICE ROAD BETWEEN HERRICKSVILLE ROAD AND FARWELL ROAD, SECTION 11, TOWN 5 SOUTH, RANGE 6 WEST, GIRARD TOWNSHIP, BRANCH COUNTY, MICHIGAN. SAID DISTANCE BEING MEASURED 1240 FEET NORTH ALONG THE EAST LINE OF SAID WEST 1/2 OF THE NORTHWEST 1/4 OF SECTION 11 FROM THE POINT OF INTERSECTION WITH THE EAST RIGHT OF WAY LINE OF SAID SERVICE ROAD.

COMMONLY KNOWN AS: 1165 FARWELL ROAD
TAX ID: 12-030-011-100-010-00

EASEMENT AREA:

COMMENCING AT THE WEST ONE-QUARTER CORNER OF SECTION 11, TOWN 5 SOUTH, RANGE 6 WEST, GIRARD TOWNSHIP, BRANCH COUNTY, MICHIGAN; THENCE S89°24'19"E 1324.99 FEET ALONG THE EAST-WEST ONE-QUARTER LINE OF SAID SECTION 11 TO THE **POINT OF BEGINNING**; THENCE 67.00 FEET ALONG THE ARC OF A 23091.32 FOOT RADIUS NON-TANGENTIAL CIRCULAR CURVE TO THE LEFT, HAVING A CHORD WHICH BEARS N03°47'24"W 67.00 FEET; THENCE N89°58'24"E 9.62 FEET; THENCE S00°18'24"W 66.91 FEET; THENCE S00°18'39"W 70.26 FEET; THENCE 70.45 FEET ALONG THE ARC OF A 23091.32 FOOT RADIUS NON-TANGENTIAL CIRCULAR CURVE TO THE LEFT, HAVING A CHORD WHICH BEARS N03°37'10"W 70.45 FEET TO THE POINT OF BEGINNING.

METC	MCA 800.525.6016 www.metroca.net	CLIENT: MICHIGAN ELECTRIC TRANSMISSION COMPANY	JOB: 1052-17-8277
			DATE: 11-06-2017
		PROJECT: WAGNER-NEWTON	REV.: 11-7-2017
			SHEET: 2 OF 2

1052-17-8277 MICHIGAN ELECTRIC TRANSMISSION COMPANY i 800.525.6016 MI-BR-1-020.000 PROPERTY (PER WARRANTY DEED, L 1072, P 545) KING FAMILY TRUST 030-011-300-010-00 EAST HALF, EAST HALF, NORTHEAST QUARTER EXCEPT PARCEL 233 FEET NORTH AND SOUTH BY 272 FEET EAST AND WEST IN NORTHEAST CORNER SECTION 10 T5S R6W (TAX ID 1203001020001000) ALSO EAST HALF, NORTHEAST QUARTER, SOUTHEAST QUARTER SECTION 10 T5S R6W (TAX ID 1203001040000500) ALSO WEST HALF OF SOUTHWEST QUARTER EXCEPT BEGINNING IN CENTER OF BROOK 6 73 CHAIN NORTH OF SOUTHWEST CORNER OF SOUTHWEST QUARTER, NORTH 8 36 CHAINS TO CENTER OF HIGHWAY NORTH 46 DEG 10 MIN, EAST 6 37 CHAINS, NORTH 86 DEG 15 MIN, EAST 5 43 CHAINS, SOUTH 13 93 CHAINS TO CENTER OF BROOK, THEN ALONG SAID BROOK TO BEGINNING EXCEPT 1-69 LIBER 303 PAGE 352 SECTION 11 T5S R6W (TAX ID 1203001130001 000) ALSO WEST HALF, NORTHWEST QUARTER EXCEPT 233 FEET NORTH AND SOUTH BY 259 FEET EAST AND WEST IN NORTHWEST CORNER, EXCEPT 1-69 LIBER 303 PAGE 352, EXCEPT PARCEL LYING EAST OF EASTERLY RIGHT OF WAY LINE OF SERVICE ROAD BETWEEN HERRICKVILLE RD & FARWELL ROAD SECTION 11 T5S R6W (TAX ID 120300111000200) ALSO WEST HALF OF NORTHWEST QUARTER ALSO NORTH 2 ROD OF NORTHEAST QUARTER OF NORTHEAST QUARTER SECTION 15 EXCEPT EAST 182 48 FT M/L FOR 1-69 SEC 14 T5S R6W (TAX ID 1203001410000500) ALSO WEST 1034 52 FEET OF NORTHWEST QUARTER OF SOUTHWEST QUARTER SECTION 14, T5S R6W (TAX ID 03001430000300) GIRARD TOWNSHIP, BRANCH CO, MICHIGAN COMMONLY KNOWN AS 510 & 515 FLEMMING ROAD lAX ID 12-030-011-300-010-00 EASEMENT AREA: BEGINNING AT THE WEST ONE-QUARTER CORNER OF SECTION 11, TOWN 5 SOUTH, RANGE 6 WEST, GIRARD TOWNSHIP, BRANCH COUNTY, MICHIGAN, THENCE S89'24'19"E 956 94 FEET ALONG THE EAST-WEST ONE-QUARTER LINE OF SAID SECTION 11 TO THE WEST RIGHT-OF-WAY LINE OF INTERSTATE 69 (VARIABLE WIDTH), THENCE ALONG SAID WEST RIGHT-OF-WAY LINE OF INTERSTATE 69, 97 33 FEET ALONG THE ARC OF A 22,724 32 FOOT RADIUS NON-TANGENTIAL CURVE TO THE RIGHT, HAVING A CHORD BEARING S03'39'14"E 97 33 FEET, THENCE S89'58'24"W 963 57 FEET TO THE WEST LINE OF SAID SECTION 11, THENCE N00'15'19"E 107 51 FEET ALONG SAID WEST LINE OF SECTION 11 TO THE POINT OF BEGINNING METC MCA www. metroca. net CLIENT:JOB: -----------------------------+ D A T E: 1 1_-9_-PROJECT:REV· --WAGNER-NEWTONSHEET: 2 OF 20 1 7--------2

030-011-100-020-00 800.525.6016 MI-BR-1-021.000 PROPER TY (PER WARRANTY DEED, DOC. NO. 2014-03074) I Ut::SUL K.I THE WEST H ALF OF THE NORTHWEST QUARTER OF SECTION 11, TOWN 5 SOUTH, RANGE 6 WEST EXCEPT COMMENCING AT THE NORTH WEST CORNER OF SECTION 11, THENCE DUE EAST ALONG THE NORTHERLY LINE OF SAID SECTION 11, FOR 259 FEET, THENCE DUE SOUTH AT RIGHT ANGLES TO SAID SECTION LINE 233 FEET, THENCE DUE WEST 259 FEET, THENCE DUE NORTH 233 FEET TO BEGINNING, ALSO EXCEPT 1 -69 PROPERTY AS DEEDED IN LIBER 303 ON PAGE 352 BRANCH COUNTY RECORDS, ALSO EXCEPT THAT PART LYING EAST OF THE EASTERLY RIGHT OF WAY LINE OF THE SERVICE ROAD BETWEEN HERRICK SVILLE ROAD AND FARWELL ROAD. COMMONLY KNOWN AS: HERRICKSVILLE ROAD TAX ID: 12-030-011 -100-020-00 EASEMENT AREA: BEGINNING AT THE WEST ONE-QUARTER CORNER OF SECTION 11, TOWN 5 SOUTH, RANGE 6 WEST, GIRARD TOWNSHIP, BRANCH COUNTY, MICHI.GAN; THENCE N00"14'47"E 52. 49 FEET ALONG THE WEST LINE OF SAID SECTION 11; THENCE N89'58"24"E 952.42 FEET TO THE WEST RIGHT-OF-WAY LINE OF INTERSTATE 69 (VARIABLE WIDTH); THENCE ALONG SAID WEST RIGHT-OF-WAY LINE OF INTERSTATE 69, 63.01 FEET ALONG THE ARC OF A 22,724.32 FOOT RADIUS NON-TANGENTIAL CIRCULAR CURVE TO THE RIGH T, HAVING A CHORD BEARING S03'51'22"E 63.01 FEET TO THE EAST-WEST ONE-QUARTER LINE OF SAID SECTION 11; THENCE N89 "24'19"W 956.94 FEET ALONG SAID EAST-WEST ONE-QUARTER LINE OF SECTION 11 TO THE POINT OF BEGINNING. METC MeA www. metroca.net CLIENT: MICHIGAN ELECTRIC TRANSMISSION COMPANY ----------------------------PROJECT:WAGNER -NE WTON JOB: 1052-17-82 DA T E : 1-1 9 - 2 0 REV.:--77 1 7------SHEET: 2 OF 2

QU RTER EXCEPT PARCEL 233 FEET NORTH AND SOUTH BY 272 FEET --t PROJECT: REV.: --800.525.6016 WAGNER-NEWTON SHEET: 2 OF 2 MI-BR-1-023.000 PROPERTY (PER WARRANTY DEED, L. 1072, P. 545 EAST HALF, EAST HALF, NORTHEAST EAST AND WEST IN NORTHEAST CORNER NORTHEAST QUARTER, SOUTHEAST QUAF< I ) KING FAMILY TRUST 030-010-400-005-00 SECTION 10 T5S R6W (TAX ID 1203001020001000). ALSO EAST HALF, TER SECTION 10 T5S R6W (TAX ID 1203001 040000500). ALSO WEST HALF OF SOUTHWEST QUARTER EXCEPT EGINNING IN CENTER OF BROOK 6.73 CHAIN NORTH OF SOUTHWEST CORNER OF SOUTHWEST QUARTER, NORTM 8.36 CHAINS TO CENTER OF HIGHWAY NORTH 46 DEG 10 MIN, EAST 6.37 CHAINS, NORTH 86 DEG 15 MIN, E1 ST 5.43 CHAINS, SOUTH 13.93 CHAINS TO CENTER OF BROOK, THEN ALONG SAID BROOK TO BEGINNING EXCEIPT 1-69 LIBER 303 PAGE 352 SECTION 11 T5S R6W (TAX ID 1203001130001 000). ALSO WEST HALF, ORTHWEST QUAR TER EXCEPT 233 FEET NORTH AND SOUTH BY 259 FEET EAST AND WEST IN NORTHWEST C RNER, EXCEPT 1 -69 LIBER 303 PAGE 352, EXCEPT PARCEL LYING EAST OF EASTERLY RIGHT OF WAY LINE OF S RVICE ROAD BETWEEN HER RICKVILLE RD & FARWELL ROAD SECTION 11 T5S R6W (TAX ID 120300111000200). AL 0 WEST HALF OF NORTHWEST QUARTER ALSO NORTH 2 ROD OF NORTHEAST QUAR TER OF NORTHE AST Q Y ARTER SECTION 15 EXCEPT EAST 182.48 FT M/L FOR 1-69 SEC 14 T5S R6W ( T AX ID 1203001410000500). ALSOjWEST 1034.52 FEET OF NORTHWEST QUARTER OF SOUTHWEST QUARTER SECTION 14, T5S R6W (TAX ID 03001430000300). GIRARD TOWNSHIP, BRANCH CO., MICHIGAN COMMONLY KNOWN AS: FLEMING ROAD TAX ID: 12-030-010-400-005-00 EASEMENT AREA: BEGINNING AT THE EAST ONE-QUAR TER ORNER OF SECTION 10, TOWN 5 SOUTH, RANGE 6 WEST, GIRARD TOWNSHIP, BRANCH COUNTY, MICHIGAN; HENCE S00"15'19"W 107.51 FEET ALONG THE EAST LINE OF SAID SECTION 10; THENCE S89"58'24"W 665.7< FEET; THENCE N00"14'59"E 112.17 FEET TO THE EAST-WEST ONE-QUARTER LINE OF SAID SECTION 10 THENCE S89"37'34"E 665.74 FEET ALONG SAID EAST-WEST ONE-QUARTER LINE OF SECTION 10 TO l E POINT OF BEGINNING. METC CLIENT: JOB: 1052-17-MCA f--IIC.: H_:_IG_AN :_EL_EC_TR_IC_T_R_AN_S_MI_SS_IO_N_C_OM_P_AN_Y DA...:....:.T.=.:.E....:....11 -.:::....9-....::.2:..::...01:....:....7 www. metroca . net 82 77

MI-BR-1-024.000
TOBOLSKI
030-010-200-010-00

PROPERTY
(PER WARRANTY DEED, DOC. NO. 2014-03074)

LAND IN THE TOWNSHIP OF GIRARD, BRANCH COUNTY, MICHIGAN.

THE EAST HALF OF THE EAST HALF OF THE NORTHEAST QUARTER OF SECTION 10, TOWN 5 SOUTH, RANGE 6 WEST EXCEPT COMMENCING ON THE NORTH LINE OF SECTION 10, 97 FEET WEST OF THE NORTHEAST CORNER OF SECTION 10, THENCE WEST ALONG THE SECTION LINE 175 FEET, THENCE SOUTH 233 FEET, THENCE EAST 175 FEET, THENCE NORTH 233 FEET TO THE PLACE OF BEGINNING.

COMMONLY KNOWN AS: HERRICKSVILLE ROAD
TAX ID: 12-030-010-200-010-00

EASEMENT AREA:

BEGINNING AT THE EAST ONE-QUARTER CORNER OF SECTION 10, TOWN 5 SOUTH, RANGE 6 WEST, GIRARD TOWNSHIP, BRANCH COUNTY, MICHIGAN; THENCE N89°37'34"W 665.74 FEET ALONG THE EAST-WEST ONE-QUARTER LINE OF SAID SECTION 10; THENCE N00°14'35"E 47.83 FEET; THENCE N89°58'24"E 665.75 FEET TO THE EAST LINE OF SAID SECTION 10; THENCE S00°14'47"W 52.49 FEET ALONG SAID EAST LINE OF SECTION 10 TO THE POINT OF BEGINNING.

METC	MCA 800.525.6016 www.metroca.net	CLIENT: MICHIGAN ELECTRIC TRANSMISSION COMPANY	JOB: 1052-17-8277
			DATE: 11-9-2017
		PROJECT: WAGNER-NEWTON	REV.: --
			SHEET: 2 OF 2

f{la MCA CLIENT: JOB: 1052-17-8277 - - --1 THE WEST H ALF OF THE NORTHEAST QUARTER OF THE SOUTHEAST QU ARTER OF SECTION 10 IN TO WN 5 SOUTH OF RANGE 6 WEST, GIRARD, BRANCH COUNTY, MICHIGAN. COMMONLY KNOWN AS: FLEMING ROAD TAX ID: 12-030-010-400-020-00 EASEMENT AREA: COMMENCING AT THE EAST ONE-QUAR TER CORNER OF SECTION 10, TOWN 5 SOUTH, R ANGE 6 WEST, GIRARD TOWNSHIP, BRANCH COUNTY, MICHIGAN; THENCE N89"37'34"W 665.7 4 FEET ALONG THE E AST-WEST ONE-QUARTER LINE OF SAID SECTION 10 TO THE POINT OF BEGINNING; THENCE S00"14'59"W 112.17 FEET; THENCE S89"58'24"W 665.74 FEET; THENCE N00"14'39"E 116.82 FEET TO SAID EAST-WEST ONE-QUARTER LINE OF SECTION 10; THENCE S89"37'34"E 665.74 FEET TO THE POINT OF BEGINNING. METC MICHIGAN ELECTRIC TRANSMISSION COMPANY DATE: 11-10-2 800.525.6016P.:...:.R.:...:.O.:...:.EJ.:...:.C_T_: _.:...:.........__-J ..:R=:.E:..:.V..:.::..:. .._.:._--=-www.metroca.netWAGNER-NEWTONSHEET: 2 OF 2 011 MI-BR-1-025.000 PROPER TY (PER QUIT CLAIM DEED, DOC. NO. 2017-03158) THENAN 030-010-400-020-00

MI-BR-1-026.000
THENAN
030-010-200-015-00

PROPERTY

(PER QUIT CLAIM DEED, DOC. NO. 2017-03158)

THE WEST THREE-FOURTHS (3/4) OF THE NORTHEAST QUARTER (1/4) OF SECTION 10 IN TOWN 5 SOUTH OF RANGE 6 WEST, GIRARD, BRANCH COUNTY, MICHIGAN. EXCEPT A PARCEL OF LAND LOCATED IN THE NORTHEAST CORNER OF THE WEST THREE-FOURTHS OF THE NORTHEAST QUARTER OF SECTION 10, TOWN 5 SOUTH OF RANGE 6 WEST, DESCRIBED AS BEING 345 FEET NORTH AND SOUTH BY 255 FEET EAST AND WEST.

COMMONLY KNOWN AS: HERRICKSVILLE ROAD
TAX ID: 12-030-010-200-015-00

EASEMENT AREA:

COMMENCING AT THE EAST ONE-QUARTER CORNER OF SECTION 10, TOWN 5 SOUTH, RANGE 6 WEST, GIRARD TOWNSHIP, BRANCH COUNTY, MICHIGAN; THENCE N89°37'34"W 665.74 FEET ALONG THE EAST-WEST ONE-QUARTER LINE OF SAID SECTION 10 TO THE **POINT OF BEGINNING**; THENCE CONTINUING N89°37'34"W 1997.22 FEET ALONG SAID EAST-WEST ONE-QUARTER LINE OF SECTION 10 TO THE CENTER OF SAID SECTION 10; THENCE N00°14'00"E 33.87 FEET ALONG THE NORTH-SOUTH ONE-QUARTER LINE OF SAID SECTION 10; THENCE N89°58'24"E 1997.25 FEET; THENCE S00°14'35"W 47.83 FEET TO THE POINT OF BEGINNING.

METC	MCA 800.525.6016 www.metroca.net	CLIENT: MICHIGAN ELECTRIC TRANSMISSION COMPANY	JOB: 1052-17-8277
			DATE: 11-10-2017
		PROJECT: WAGNER-NEWTON	REV.: --
			SHEET: 2 OF 2

MI-BR-1-027.000
VANDERPOOL
030-010-300-050-00

PROPERTY

(PER QUIT CLAIM DEED, DOC. NO. 2015-02740)

THE NORTH 1/2 OF THE NORTH 1/2 OF THE SOUTHWEST 1/4 AND THE NORTH 1/2 OF THE NORTHWEST 1/4 OF THE SOUTHEAST 1/4, ALL IN SECTION 10, TOWNSHIP 5 SOUTH OF RANGE 6 WEST, GIRARD, BRANCH COUNTY, MICHIGAN.

COMMONLY KNOWN AS: 1145 & 1147 MARSHALL ROAD
TAX ID: 12-030-010-300-050-00

EASEMENT AREA:

BEGINNING AT THE WEST ONE-QUARTER CORNER OF SECTION 10, TOWN 5 SOUTH, RANGE 6 WEST, GIRARD TOWNSHIP, BRANCH COUNTY, MICHIGAN; THENCE S89°37'34"E 2664.13 FEET ALONG THE EAST-WEST ONE-QUARTER LINE OF SAID SECTION 10 TO THE CENTER OF SECTION 10; THENCE S89°37'34"E 1331.48 FEET ALONG SAID EAST-WEST ONE-QUARTER LINE OF SAID SECTION 10; THENCE S00°14'39"W 116.82 FEET; THENCE S89°58'24"W 1699.26 FEET; THENCE N87°24'18"W 592.88 FEET; THENCE S89°58'23"W 1703.98 FEET TO THE WEST LINE OF SAID SECTION 10; THENCE N00°14'02"E 117.64 FEET ALONG SAID WEST LINE OF SECTION 10 TO THE POINT OF BEGINNING.

METC	MCA 800.525.6016 www.metroca.net	CLIENT: MICHIGAN ELECTRIC TRANSMISSION COMPANY	JOB: 1052-17-8277
			DATE: 11-13-2017
		PROJECT: WAGNER-NEWTON	REV.: 11-14-2017
			SHEET: 2 OF 2

MI-BR-1-028.000
RIVARD
030-010-100-005-99

PROPERTY

(PER WARRANTY DEED, L. 1053 P. 384)

THE SOUTH HALF OF THE NORTHWEST QUARTER OF SECTION 10, TOWN 5 SOUTH, RANGE 6 WEST, EXCEPT A PARCEL OFLAND 915 FEET NORTH AND SOUTH BY 714.10 FEET EAST AND WEST IN THE SOUTHWEST CORNER, GIRARD TOWNSHIP, BRANCH COUNTY, MICHIGAN.

ALSO EXCEPT (AS PER SALE-OFF, QUIT CLAIM DEED, L. 1055, P. 566)

THAT PART OF THE PART SOUTH HALF OF THE NORTHWEST QUARTER OF SECTION 10, TOWN 5 SOUTH, RANGE 6 WEST, GIRARD TOWNSHIP, BRANCH COUNTY, MICHIGAN, DESCRIBED AS: COMMENCING AT THE WEST 1/4 CORNER OF SAID SECTION 10, THENCE NORTH 00 DEGREES 00' 00" EAST 1070.56 FEET ALONG THE WEST LINE OF SAID SECTION 10 TO THE POINT OF BEGINNING OF THIS DESCRIPTION; THENCE CONTINUING NORTH 00 DEGREES 00' 00" EAST 262.92 FEET; THENCE SOUTH 89 DEGREES 50' 25" EAST 550.00 FEET ALONG THE NORTH LINE OF THE SOUTH HALF OF THE NORTHWEST QUARTER OF SAID SECTION 10; THENCE SOUTH 00 DEGREES 00' 00" WEST 262.92 FEET PARALLEL WITH THE WEST LINE OF SAID SECTION 10; THENCE NORTH 89 DEGREES 50' 25" WEST 550.00 FEET TO THE WEST LINE OF SAID SECTION 10 AND THE POINT OF BEGINNING.

COMMONLY KNOWN AS: 1175 MARSHALL ROAD

TAX ID: 12-030-010-100-005-99

EASEMENT AREA:

COMMENCING AT THE WEST ONE-QUARTER CORNER OF SECTION 10, TOWN 5 SOUTH, RANGE 6 WEST, GIRARD TOWNSHIP, BRANCH COUNTY, MICHIGAN; THENCE S89°37'34"E 714.10 FEET ALONG THE EAST-WEST ONE-QUARTER LINE OF SAID SECTION 10 TO THE **POINT OF BEGINNING**; THENCE N00°14'14"E 47.35 FEET; THENCE N89°58'23"E 992.80 FEET; THENCE S87°24'18"E 592.88 FEET; THENCE N89°58'24"E 364.85 FEET TO THE NORTH-SOUTH ONE-QUARTER LINE OF SAID SECTION 10; THENCE S00°14'00"W 33.87 FEET TO THE CENTER OF SAID SECTION 10; THENCE N89°37'34"W 1950.03 FEET ALONG SAID EAST-WEST ONE-QUARTER LINE OF SECTION 10 TO THE POINT OF BEGINNING.

METC	MCA 800.525.6016 www.metroca.net	CLIENT: MICHIGAN ELECTRIC TRANSMISSION COMPANY	JOB: 1052-17-8277
			DATE: 11-13-2017
		PROJECT: WAGNER-NEWTON	REV.: 11-14-2017
			SHEET: 2 OF 2

MI-BR-1-029.000
CAMPBELL
030-010-100-005-02

PROPERTY
(PER COVENANT DEED, DOC. NO. 2016-07170)

TOWNSHIP OF GIRARD, COUNTY OF BRANCH; AND STATE OF MICHIGAN:

THE SOUTH 1/2 OF THE NORTHWEST 1/4 OF SECTION 10, TOWN 5 SOUTH, RANGE 6 WEST, EXCEPT A PARCEL OF LAND 475 FEET NORTH AND SOUTH BY 250 FEET EAST AND WEST IN THE SOUTHWEST CORNER, GIRARD TOWNSHIP, BRANCH COUNTY.

ALSO EXCEPTING THEREFROM: THE SOUTH 1/2 OF THE NORTHWEST 1/4 OF SECTION 10, TOWN 5 SOUTH, RANGE 6 WEST, EXCEPT A PARCEL OF LAND 915 FEET NORTH AND SOUTH BY 714.10 FEET EAST AND WEST IN THE SOUTHWEST CORNER, GIRARD TOWNSHIP, BRANCH COUNTY.

COMMONLY KNOWN AS: 1165 & 1169 MARSHALL ROAD
TAX ID: 12-030-010-100-005-02

EASEMENT AREA:

COMMENCING AT THE WEST ONE-QUARTER CORNER OF SECTION 10, TOWN 5 SOUTH, RANGE 6 WEST, GIRARD TOWNSHIP, BRANCH COUNTY, MICHIGAN; THENCE S89°37'34"E 250.00 FEET ALONG THE EAST-WEST ONE-QUARTER LINE OF SAID SECTION 10 TO THE **POINT OF BEGINNING**; THENCE N00°14'14"E 44.11 FEET; THENCE N89°58'23"E 464.10 FEET; THENCE S00°14'14"W 47.35 FEET TO A POINT ON SAID EAST-WEST ONE-QUARTER LINE OF SECTION 10; THENCE N89°37'34"W 464.10 FEET ALONG SAID EAST-WEST LINE OF SECTION 10 TO THE POINT OF BEGINNING.

METC	MCA 800.525.6016 www.metroca.net	CLIENT: MICHIGAN ELECTRIC TRANSMISSION COMPANY	JOB: 1052-17-8277
			DATE: 11-13-2017
		PROJECT: WAGNER-NEWTON	REV.: --
			SHEET: 2 OF 2

MCA JOB: 1052-17-8277 CLIENT: 5-2-2018 ..::..-----l 2 METC MICHIGAN ELECTRIC TRANSMISSION COMPANY DATE: 800.525.6016t--P-R-OJ-E-CT_:_W_A_G_N_E_R__ N_E_W TO_N_-+ RE;_;_v=.:c..s.::;_-_-=2:...-..2.::..0:: www.metroca.netSHEET: 2 OF .:18 MI-BR-1-030.000 PROPERTY (PER WARRA N TY DEED, L. 684, P. 142) NUTRIEN AG SOLUTIONS 030-010-100-005-01 A PARCEL OF L A ND 475 FEE T NORTH AND SOUTH BY 250 FEET EAST AND WEST IN THE SOUTHWEST CORNER OF THE SOUTH H ALF OF THE NORTHWEST QUARTER OF SECTION 10, TOWN 5 SOUTH, R ANGE 6 WEST, GIR ARD TOWN SHI P, BR ANCH COUN TY, MICHIGA N. COMMONLY K NOWN AS: 1151 M ARSH ALL ROAD TAX ID: 1 2-030-010-100-005-01 EASEMENT AREA: BEGINNING AT THE WEST ONE -QUAR TER CORNER OF SECTION 10, TOWN 5 SOU TH, RANGE 6 WEST, GIRARD TOWNSHIP, BRANCH COUNTY, MICHIGAN; THENCE N00"14'1 4"E 42.36 FEET ALONG THE WEST LINE OF SAID SECTION 10; THENCE N89"58'23"E 250.00 FEET; THENCE S00"1 4'1 4"W 44.11 FEET TO THE EA ST-WEST ONE-QU ARTER LINE OF SAID SEC TION 10; THENCE N89"37'34"W 250.00 FEET TO THE POIN T OF BEGINNING.

MI-BR-1-032.000
TUCKER
030-009-400-005-00

PROPERTY

(PER WARRANTY DEED, DOC NO 2012-05792)

LAND IN THE TOWNSHIP OF GIRARD, BRANCH COUNTY, MICHIGAN THE NORTH HALF OF THE NORTH HALF OF THE SOUTH HALF OF SECTION 9 IN TOWN 5 SOUTH OF RANGE 6 WEST, GIRARD, BRANCH COUNTY, MICHIGAN

EXCEPT THAT PART THEREOF LYING WEST OF THE LAKE AND OUTLET, AND

ALSO EXCEPT A STRIP OF LAND 10 RODS EAST AND WEST BY 4 FEET NORTH AND SOUTH IN THE SOUTHEAST CORNER THEREOF SUBJECT TO THE LEGAL HIGHWAYS

ALSO EXCEPT LAND DESCRIBED IN QUIT CLAIM DEED, DOCUMENT NUMBER 2014-04963, BRANCH COUNTY RECORDS.

COMMONLY KNOWN AS. MARSHALL ROAD
TAX ID. 12-030-009-400-005-00

EASEMENT AREA:

BEGINNING AT THE EAST ONE-QUARTER CORNER OF SECTION 9, TOWN 5 SOUTH, RANGE 6 WEST, GIRARD TOWNSHIP, BRANCH COUNTY, MICHIGAN, THENCE S00°14'02"W 117 64 FEET ALONG THE EAST LINE OF SAID SECTION 9; THENCE S89°58'23"W 38 01 FEET; THENCE N89°29'08"W 1638 79 FEET, THENCE N82°29'08"W 659 17 FEET; THENCE N89°25'59"W 2239.58 FEET; THENCE N00°30'52"E 35 62 FEET TO THE EAST-WEST ONE-QUARTER LINE OF SAID SECTION 9; THENCE S89°29'08"E 4570.07 FEET ALONG SAID EAST-WEST ONE-QUARTER LINE OF SECTION 9 TO THE POINT OF BEGINNING

METC	MCA 800.525.6016 www.metroca.net	CLIENT: MICHIGAN ELECTRIC TRANSMISSION COMPANY	JOB: 1052-17-8277
			DATE: 12-5-2017
		PROJECT: WAGNER-NEWTON	REV.: --
			SHEET: 2 OF 2

Branch County Register of Deeds 2018-00709 Page 7 of 7

. - . _TR_A_NS_M_IS_SI_ON_CO_M_P_AN_Y+-=DA...:....:.T=E:--1'-1:.._..__;_14:...._--=-20::....:.1.:...._7-----1 800.525.6016 MI-BR-1-033.000 PROPERTY (TRUSTEE'S DEED, DOC. NO. 2018-00369) BRACY TRUST 030-009-200-01 0-00 THE NORTHEAST QUARTER OF SECTION 9, EXCEPTING 30 ACRES OFF THE NORTH SIDE THEREOF; ALSO EXCEPT 3 ACRES IN THE SOUTHWEST CORNER THEREOF SOUTH OF ROAD, FORMERLY SOLD TO STEPHEN WATER S; ALSO EXCEPT A PARCEL DE SCRIBED AS COMMENCING AT THE NORTHWEST CORNER OF ABOVE DESCRIBED LAND AND RUNNING THENCE EAST 25 RODS, THENCE SOUTH 96 RODS TO THE CENTER OF COUNTY ROAD (VINCENT ROAD); THENCE NORTHWESTERLY ALONG THE CENTER OF SAID ROAD TO THE NORTH AND SOU TH QUARTER LINE OF SECTION 9, THENCE NORTH ON SAID QUARTER LINE TO THE POINT OF BEGINNING, ALL IN SECTION 9, TOWN 5 SOU TH, RANGE 6 WEST. ALSO EXCEPTIN G THE EAST 800 FEET OF THE SOUTH 400 FEET OF THE NORTHEA ST QUARTER OF SECTION 9, TOWN 5 SOUTH, RANGE 6 WEST, OF THE MICHIGAN MERIDIAN, BRANCH COUNTY, MICHIGAN, WHOSE BOUNDARIES ARE MORE PARTICULARLY DESCRIBED AS FOLLOWS; TO FIND THE POINT OF BEGINNING COMMENCE AT THE NORTHEA ST CORNER OF SAID SECTION 9, THENCE SOUTH ALONG THE EAST LINE OF SAID SECTI ON 9, A DISTANCE OF 2663.71 FEET TO THE TRUE POINT OF BEGINNING, SAID POIN T OF BEGINNIN G ALSO BEING THE SOUTHEAST COR NER OF THE NORTHEA ST QUARTER OF SAID SEC TION 9, THENCE WES TERLY ALONG THE EAST-WEST QUARTER LINE OF SAID SECTI ON 9 A DISTANCE OF 800. 00 FEET, THENCE NORTHERLY ALONG A LINE PARALLEL TO THE EAST LINE OF SAID SEC TION 9 A DI STANCE OF 400.00 FEET, THENCE EASTERLY ALONG A LINE PARALLEL TO THE EAST-WEST QUARTER LINE OF SAID SECTION 9, A DISTANCE OF 800.00 FEET TO A POINT ON THE EAST LINE OF SAID SECTION 9, THENCE SOUTH ALONG THE EAST LINE OF SAID SECTION 9 A DISTANCE OF 400. 00 FEET TO THE POINT OF BEGINNING. COMMONLY KNOWN AS: MARSHALL ROAD TA X ID: 12-030-009-200-010-00 EASEMENT AREA: COMMENCING AT THE EAST ONE -QUARTER CORNER OF SECTION 9, TOWN 5 SOU TH, RANGE 6 WEST, GIRARD TOWNSHIP, BRANCH COUNTY, MICHIGAN; THENCE N89"29'08" W 800.01 FEET ALONG THE EAST -WEST ONE-QUARTER LINE OF SAID SEC TION 9 AND CENTER LINE OF VINCENT ROAD (66 FEET WIDE) TO THE POINT OF BEGINNING; THENCE CONTINUING ALONG SAID EAST-WEST ONE-QUARTER LINE OF SECTION 9 AND SAID CENTER LINE OF VINCENT ROAD, N89"29'08"W 642.54 FEET; THENCE CONTINUING ALONG SAID CENTER LINE OF VINCENT ROAD, 1 53.99 FEET ALONG THE ARC OF A 275 FOOT RADIUS CIRCULAR CURVE TO THE RIGHT, HAVING A CHORD BEARING N73"26'37"W 151.99 FEET; THENCE S89"29'08"E 788.40 FEET; THENCE S00"14'14"W 42.00 FEET TO THE POINT OF BEGINNING. MeA www.metroca . net CLIENT: 1-M_IC_H_IG_AN_EL_EC_T_RI_C PROJECT:WAGNER-NEWTON JOB: 1052-17-82 REV.: 3-7-2018 77 SHEET: 2 OF 2

1052-17-8277 1-----800.525. 6016 MI-BR-1-034.000 PROPERTY (PER QUITCLAIM DEED, L. 987, P. 714) COUNTERMAN 030-009-100-01 0-00 DESC. 1: THE EAST HALF OF THE NORTHWEST FRACTIONAL QUARTER OF SECTION 9. TOWN 5 SOUTH OF RANGE 6 WEST, EXCEPT TWENTY ACRES IN THE SOUTHE AST CORNER HERETOFORE DEEDED TO STEPHEN WATERS IN A DEED RECORDED IN LIBER 55 OF DEEDS ON PAGE 554. ALSO THE WEST H ALF OF THE NORTHWEST QUARTER OF SEC TION 9, IN TOWN 5 SOUTH OF RANGE 6 WEST. DESC. 2: THREE ACRES IN THE SOUTHWEST CORNER OF THE NORTHEAST QUARTER OF SECTION 9 IN TOWN 5 SOUTH, RANGE 6 WEST, GIRARD TOWNSHIP, BRANCH COUNTY, MICHIGAN. MEANING TO DESCRIBED THREE ACRES EXCEPTED IN DEED FROM STEPHEN H. CLIZBE TO ALMA C. KING DATED OCTOBER 5, 1907 AND RECORDED IN LIBER 126, PAGE 588 BRANCH COUNTY RECORDS. DESC. 3: THE EAST 72 RODS IN WIDTH OF THAT PART OF THE SOUTH HALF OF THE NORTHWEST QUARTER OF SECTION 9, TOWN 5 SOUTH OF RANGE 6 WEST, GIRARD TOWNSHIP, BRANCH COUNTY, MICHIGAN, L YING SOUTH OF THE HIGHWAY AND CONTAINING 20 ACRES MORE OR LESS. COMMONLY KNOWN AS: BELL RD. & VINCENT RD. TAX ID: 12-030-009 -100-010-00 EASEMENT AREA: BEGINNING A T THE WEST ONE-QUARTER CORNER OF SECTION 9, TOWN 5 SOUTH, RANGE 6 WES T, GIRARD TOWNSHIP, BRANCH COUN TY, MICHIGAN; THENCE N00"16'52"E 125.04 FEET ALONG THE WEST LINE OF SAID SECTION 9; THENCE S89"25'59"E 2975.95 FEET; THENCE S82"29'08"E 659.10 FEET; THENCE S89"29'08"E 77.82 FEET TO THE CENTER LINE OF VINCENT ROAD (66 FEET WIDE); THENCE ALONG SAID THE CENTERLINE OF VINCENT ROAD, 153.99 FEET ALONG THE ARC OF A 275.00 FOOT RADIUS NON-TANGENTIAL CIRCULAR CURVE TO THE LEFT, HAVING A CHORD BEARING S73"26 '37"E 151.99 FEET TO THE EAST-WEST ONE-QUARTER LINE OF SAID SECTION 9; THENCE N89"29 '08"W 3853.52 FEET TO THE POINT OF BEGINNING. METC MeA www.metroca.net CLIENT: MICHIGAN ELECTRIC TRANSMISSION COMPANY PROJECT:WAGNER-NEWTON JOB: DATE: 11-14-2017 REV.: 11-15-2017 SHEET: 2 OF 2

17-8277 ------800.525.6016 WAGNER-NEWTON SHEET: 2 OF 2 COMMENCING AT THE NORTHWEST CORNER OF THE NORTH HALF OF THE SOUTH HALF OF SECTION 9, TOWN 5 SOUTH, RANGE 6 WEST, RUNNING THENCE SOUTH 38 RODS TO RAILROAD, THENCE ALONG LINE OF RAILROAD BED TO THE OUTLET, FOLLOWING SAID OUTLET TO THE LAKE, THENCE ALONG THE LAKE TO THE NORTH LINE OF THE SOUTH HALF OF SECTION 9, THENCE WEST ABOUT 44 RODS TO THE BEGINNING, BEING ABOUT 8 ACRES, MORE OR LESS, IN GIRARD TOWNSHIP, BRANCH COUNTY, MICHIGAN. COMMONLY KNOWN AS: 1147 BELL ROAD TAX ID: 12-030-009-30D-001-00 EASEMENT AREA: BEGINNING AT THE WEST ONE-QUARTER CORNER OF SECTION 9, TOWN 5 SOUTH, RANGE 6 WEST, GIRARD TOWNSHIP, BRANCH COUNTY, MICHIGAN; THENCE S89"29'08"E 726.00 FEET ALONG THE EAST-WEST ONE-QUARTER LINE OF SAID SECTION 9; THENCE S00"30'52"W 35.62 FEET; THENCE N89"25'59"W 725.64 FEET TO THE WEST LINE OF SAID SECTION 9; THENCE N00"05'02"W 34.96 FEET ALONG SAID WEST LINE OF SECTION 9 TO THE POINT OF BEGINNING. METC MeA www.metroca.net CLIENT:JOB:1052-MICHIGAN ELECTRIC TRANSMISSION COMPANYTE --------------------D A: 12-5_-2=0 PROJECT:REV.:--17 MI-BR-1-035.000 PROPERTY (PER WARRANTY DEED, L. 521 P. 210) KEMPTON 030-0009-300-001-00

MI-BR-1-036.000
RAYMOND E. YOUNG TRUST
030-008-200-010-00

PROPERTY

(PER QUITCLAIM DEED, L. 431 P. 26 & QUITCLAIM DEED, L. 431 P. 27)

THE EAST THREE-QUARTERS OF THE NORTHEAST QUARTER OF SECTION 8 IN TOWN 5 SOUTH OF RANGE 6 WEST, EXCEPTING THEREFROM THE NORTH TWENTY-FIVE AND ONE-HALF ACRES THEREOF, CONTAINING 94 1/2 ACRES, MORE OR LESS, TOWNSHIP OF GIRARD, BRANCH COUNTY, MICHIGAN.

COMMONLY KNOWN AS: 1172 BELL ROAD
TAX ID: 030-008-200-010-00

EASEMENT AREA:

BEGINNING AT THE EAST ONE-QUARTER CORNER OF SECTION 8, TOWN 5 SOUTH, RANGE 6 WEST, GIRARD TOWNSHIP, BRANCH COUNTY, MICHIGAN; THENCE N89°47'32"W 2004.64 FEET ALONG THE EAST-WEST ONE-QUARTER LINE OF SAID SECTION 8; THENCE N00°25'42"E 101.48 FEET; THENCE N89°30'51"E 1966.21 FEET; THENCE S89°25'59"E 38.24 FEET TO THE EAST LINE OF SAID SECTION 8; THENCE S00°16'52"W 125.04 FEET ALONG SAID EAST LINE OF SECTION 8 TO THE POINT OF BEGINNING.

METC	MCA 800.525.6016 www.metroca.net	CLIENT: MICHIGAN ELECTRIC TRANSMISSION COMPANY	JOB: 1052-17-8277
			DATE: 11-14-2017
		PROJECT: WAGNER-NEWTON	REV.: --
			SHEET: 2 OF 2

MI-BR-1-029.000
CAMPBELL
030-010-100-005-02

PROPERTY

(PER QUITCLAIM DEED, DOC. NO. 2017-02830)

LAND IN THE TOWNSHIP OF GIRARD, BRANCH COUNTY MICHIGAN, DESCRIBED AS FOLLOWS:

THE EAST HALF OF THE SOUTHWEST QUARTER OF SECTION 8, T5S, R6W AND THAT PART OF THE WEST HALF OF THE SAID SOUTHWEST QUARTER LYING EAST OF THE ROAD, EXCEPT THE SOUTH 25 ACRES THEREOF. EXCEPT ALL THAT PART OF THE SOUTHWEST QUARTER OF SECTION 8, T5S, R6W, GIRARD TOWNSHIP, BRANCH COUNTY, MICHIGAN DESCRIBED AS FOLLOWS: COMMENCING AT THE NORTH QUARTER CORNER OF SAID SECTION 8 AND RUNNING THENCE N 89°40'41" W, ALONG THE SECTION LINE, 1333.37 FEET; THENCE SOUTH 2864.28 FEET TO A POINT IN THE CENTERLINE OF RIVER ROAD AND POINT OF BEGINNING OF THIS DESCRIPTION; THE BOUNDARY RUNS THENCE S 69°59'00" E 536.00 FEET TO A CAPPED REBAR SET; THENCE S 27°27'06" W 238.82 FEET TO A CAPPED REBAR SET; THENCE N 88°51'50" W 582.34 FEET TO THE CENTERLINE OF RIVER ROAD; THENCE N 26°10'44" E ALONG SAID CENTERLINE, 427.73 FEET TO THE POINT OF BEGINNING, THIS EXCEPTION CONTAINING 4.047 ACRES, MORE OR LESS.

(PER QUIT CLAIM DEED, DOC. NO. 2013-06237)

ALSO COMMENCING AT THE NORTHWEST CORNER OF THE SOUTHEAST FRACTIONAL QUARTER OF SECTION 8, THENCE RUNNING EAST 51 RODS TO A SPRING BROOK; THENCE SOUTHWEST TO A LAKE; THENCE WEST AND SOUTH ALONG THE MARGIN OF SAID LAKE TO THE INTERSECTION OF SAID LAKE MARGIN WITH THE WEST QUARTER LINE OF SAID LAND; THENCE NORTH TO THE PLACE OF BEGINNING, ALL IN SECTION 8, TOWN 5 SOUTH, RANGE 6 WEST, CONTAINING 100 ACRES MORE OR LESS. TOWNSHIP OF GIRARD, BRANCH COUNTY, MICHIGAN.

COMMONLY KNOWN AS: 1143 RIVER ROAD
TAX ID: 030-008-300-015-00

EASEMENT AREA:

COMMENCING AT THE WEST ONE-QUARTER CORNER OF SECTION 8, TOWN 5 SOUTH, RANGE 6 WEST, GIRARD TOWNSHIP, BRANCH COUNTY, MICHIGAN; THENCE S89°47'32"E 1466.79 FEET ALONG THE EAST-WEST ONE-QUARTER LINE OF SAID SECTION 8 TO THE **POINT OF BEGINNING,** SAID POINT BEING ON THE CENTERLINE OF RIVER ROAD (66 FEET WIDE); THENCE CONTINUING ALONG SAID EAST-WEST ONE-QUARTER LINE, S89°47'32"E 2047.95 FEET TO THE CENTER THREAD OF A CREEK; THENCE S32°25'23"W 67.22 FEET ALONG SAID CENTER THREAD OF A CREEK; THENCE S89°30'51"W 2052.07 FEET TO SAID CENTERLINE OF RIVER ROAD; THENCE N26°10'45"E 90.90 FEET ALONG SAID CENTERLINE OF RIVER ROAD TO THE POINT OF BEGINNING.

METC	MCA 800.525.6016 www.metroca.net	CLIENT: MICHIGAN ELECTRIC TRANSMISSION COMPANY	JOB: 1052-17-8277
			DATE: 12-5-2017
		PROJECT: WAGNER-NEWTON	REV.: --
			SHEET: 2 OF 2

MI-BR-1-038.000
Strang
030-008-300-015-00

PROPERTY

(PER QUITCLAIM DEED, DOC. NO. 2017-02830)

LAND IN THE TOWNSHIP OF GIRARD, BRANCH COUNTY MICHIGAN, DESCRIBED AS FOLLOWS:

THE EAST HALF OF THE SOUTHWEST QUARTER OF SECTION 8, T5S, R6W AND THAT PART OF THE WEST HALF OF THE SAID SOUTHWEST QUARTER LYING EAST OF THE ROAD, EXCEPT THE SOUTH 25 ACRES THEREOF. EXCEPT ALL THAT PART OF THE SOUTHWEST QUARTER OF SECTION 8, T5S, R6W, GIRARD TOWNSHIP, BRANCH COUNTY, MICHIGAN DESCRIBED AS FOLLOWS: COMMENCING AT THE NORTH QUARTER CORNER OF SAID SECTION 8 AND RUNNING THENCE N 89°40'41" W, ALONG THE SECTION LINE, 1333.37 FEET; THENCE SOUTH 2864.28 FEET TO A POINT IN THE CENTERLINE OF RIVER ROAD AND POINT OF BEGINNING OF THIS DESCRIPTION; THE BOUNDARY RUNS THENCE S 69°59'00" E 536.00 FEET TO A CAPPED REBAR SET; THENCE S 27°27'06" W 238.82 FEET TO A CAPPED REBAR SET; THENCE N 88°51'50" W 582.34 FEET TO THE CENTERLINE OF RIVER ROAD; THENCE N 26°10'44" E ALONG SAID CENTERLINE, 427.73 FEET TO THE POINT OF BEGINNING, THIS EXCEPTION CONTAINING 4.047 ACRES, MORE OR LESS.

(PER QUIT CLAIM DEED, DOC. NO. 2013-06237)

ALSO COMMENCING AT THE NORTHWEST CORNER OF THE SOUTHEAST FRACTIONAL QUARTER OF SECTION 8, THENCE RUNNING EAST 51 RODS TO A SPRING BROOK; THENCE SOUTHWEST TO A LAKE; THENCE WEST AND SOUTH ALONG THE MARGIN OF SAID LAKE TO THE INTERSECTION OF SAID LAKE MARGIN WITH THE WEST QUARTER LINE OF SAID LAND; THENCE NORTH TO THE PLACE OF BEGINNING, ALL IN SECTION 8, TOWN 5 SOUTH, RANGE 6 WEST, CONTAINING 100 ACRES MORE OR LESS. TOWNSHIP OF GIRARD, BRANCH COUNTY, MICHIGAN.

COMMONLY KNOWN AS: 1143 RIVER ROAD
TAX ID: 030-008-300-015-00

EASEMENT AREA:

COMMENCING AT THE WEST ONE-QUARTER CORNER OF SECTION 8, TOWN 5 SOUTH, RANGE 6 WEST, GIRARD TOWNSHIP, BRANCH COUNTY, MICHIGAN; THENCE S89°47'32"E 1466.79 FEET ALONG THE EAST-WEST ONE-QUARTER LINE OF SAID SECTION 8 TO THE **POINT OF BEGINNING,** SAID POINT BEING ON THE CENTERLINE OF RIVER ROAD (66 FEET WIDE); THENCE CONTINUING ALONG SAID EAST-WEST ONE-QUARTER LINE, S89°47'32"E 2047.95 FEET TO THE CENTER THREAD OF A CREEK; THENCE S32°25'23"W 67.22 FEET ALONG SAID CENTER THREAD OF A CREEK; THENCE S89°30'51"W 2052.07 FEET TO SAID CENTERLINE OF RIVER ROAD; THENCE N26°10'45"E 90.90 FEET ALONG SAID CENTERLINE OF RIVER ROAD TO THE POINT OF BEGINNING.

METC	MCA 800.525.6016 www.metroca.net	CLIENT: MICHIGAN ELECTRIC TRANSMISSION COMPANY	JOB: 1052-17-8277
			DATE: 12-5-2017
		PROJECT: WAGNER-NEWTON	REV.: --
			SHEET: 2 OF 2

800.525.6016 WAGNER-NEWTON MI-BR-1-039.000 PROPERTY (PER CORRECTIVE QUIT CLAIM DEED, DOC. NO. 2016-04117) COUNTERMAN 030-008-200-015-00 THE SOUTH HALF OF THE NORTHWEST QUARTER, EXCEPT COMMENCING AT THE NORTH QUARTER CORNER OF SAID SECTION 8 AND RUNNING THENCE NORTH 89'40' 41" WEST ALONG THE SECTION LINE, 923.96 FEET; THENCE SOUTH 2029.19 FEET TO A POINT IN THE CENTERLINE OF RIVER ROAD AND POINT OF BEGINNING OF THIS DESCRIPTION; THE BOUNDARY RUNS THENCE SOUTH 80"28' 42" EAST 191 .70 FEET TO A CAPPED REBAR SET; THENCE SOUTH 02"59'25" WEST 263.50 FEET TO A CAPPED REBAR SET; THENCE SOUTH 88"52'47" WEST 323.43 FEET TO THE CENTERLINE OF RIVER ROAD; THENCE NORTH 26"10'44" EAST, ALONG SAID CENTERLINE, 355.60 FEET TO THE POINT OF BEGINNING. ALSO THE WEST HALF OF THE SOUTHWEST QUARTER, OF THE NORTHEAST QUARTER; ALSO THE NORTHWEST QUARTER OF THE NORTHWEST QUARTER, EXCEPT TEN ACRES IN A SQUARE FORM IN THE NORTHEAST CORNER, ALL IN SECTION 8 IN TOWN 5 SOUTH OF RANGE 6 WEST. COMMONLY KNOWN AS: 1157 RIVER ROAD TAX ID: 030-008-200-015-00 EASEMENT AREA: BEGINNING AT THE WEST ONE-QUARTER CORNER OF SECTION 8, TOWN 5 SOUTH, RANGE 6 WEST, GIRARD TOWNSHIP, BRANCH COUNTY, MICHIGAN; THENCE N00"25'50"E 61.02 FEET ALONG THE WEST LINE OF SAID SECTION 8; THENCE N89"30'51''E 3341.87 FEET; THENCE S00"25'42"W 101. 48 FEET TO THE EAST-WEST ONE-QUARTER LINE OF SAID SECTION 8; THENCE N89"47'32"W 3341.47 FEET ALONG SAID EAST-WEST ONE-QUARTER LINE OF SECTION 8 TO THE POINT OF BEGINNING. METC MeA www.metroca.net CLIENT: M_IC_H_IG_AN EL_EC_T_RI_C_T_RA_NS_M_IS_SI_O_N _CO_M_P_AN_ PROJECT: JOB: 1052-17-82 Y+-oA_T_E: 11 - ,4 REV.:--77 - 20 1 7----SHEET: 2 OF 2

Ml MCA CLIENT: JOB: 1052-17-8277 11-1s-2017 4 SHEET LAND IN THE TOWNSHIP OF GIRARD, BRANCH COUNTY, MICHIGAN THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 8, EXCEPTING THAT PART LYING EAST OF THE HIGHWAY ALSO THAT PART OF THE SOUTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 8, LYING WEST OF THE HIGHWAY, AND THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 7. EXCEPT A PARCEL OF LAND 8 RODS NORTH AND SOUTH BY 6 RODS EAST AND WEST IN THE SOUTHWEST CORNER THEREOF. ALSO EXCEPTING A STRIP OF LAND 40 FEET IN WIDTH AND EXTENDING AND DESCRIBED AS FOLLOWS BEGINNING AT THE NORTHWEST CORNER OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 7, THENCE SOUTH TO A POINT 8 RODS NORTH OF THE SOUTHWEST CORNER OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 7, THENCE EAST 6 RODS. THENCE SOUTH 8 RODS TO THE SOUTH LINE OF SAID QUARTER-QUARTER SECTION, THENCE EAST 40 FEET, THENCE NORTH 10 RODS, 7 FCCT, THENCE WCST 3 RODS, 9 5 FEET, THENCE NORTH TO THE NORTH LINE OF SAID QUARTER-QUARTER SECllON, THENCE WEST 40 FEET TO BEGINNING COMMONLY KNOWN AS RIVER ROAD TAX ID· 030-008-300-010-00 EASEMENT AREA: BEGINNING AT THE WEST ONE-QUARTER CORNER OF SECTION 8, TOWN 5 SOUTH, RANGE 6 WEST, GIRARD TOWNSHIP, BRANCH COUNTY, MICHIGAN, THENCE S89'47'32"[ 1466 79 FEET ALONG THE EAST -WEST ONE-QUARTER LINE OF SAID SECTION 8 TO THE CENTERLINE OF RIVER ROAD (66 FEET WIDE). THENCE S26'10'45"W 90.90 FEET ALONG SAID CENTERLINE OF RIVER ROAD, THENCE S89'30'51"W 1427 20 FEET TO THE WEST LINE OF SAID SECTION 8; THENCE N00"16'17"E 99 00 FEET ALONG SAID WEST LINE OF SECTION 8 TO THE POINT OF BEGINNING METC MICHIGAN ELECTRIC TRANSMISSION COMPANY DATE: 800.525.6016 l--P-R-0-JE_C_T_:-----------t-=R E V.::.::..:.. :.__.:_::::--=.::...: www.metroca.netWAGNER-NEWTON: 2 OF 2 ....:.. MI-BR-1-040.000 PROPERTY (PER EXECUTOR'S DEED, L 369 P 787) TUCKER 030-008-300-01 0-00

.,. 1052-17-8277 ------1 800.525.6016 MI-BR-1-041 .000 PROPERTY (PER QUIT CLAIM DEED, DOC. NO. 2016-06609) DORA JOHNSON TRUST 030-007-400-005-00 THE NORTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 7 AND A STRIP OF LAND 20 FEET IN WIDTH AND EXTENDING AND DESCRIBED AS FOLLOWS: ALONG THE WEST SIDE OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 7, TOWN 5 SOUTH OF RANGE 6 WEST, TO A POINT 8 RNDS FROM THE SOUTH LINE OF SAID SOUTHEAST QUARTER, THENCE RUNNING EAST ALONG THE NORTH SIDE OF THE 8 RODS NORTH AND SOUTH BY 6 RODS EAST AND WEST, LOT OUT OF THE SOUTHWEST CORNER OF THE SAID SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER 6 RODS, THENCE SOUTH 8 RODS TO THE HIGHWAY, ALL BEING IN THE TOWNSHIP OF GIRARD, BRANCH COUNTY, MICHIGAN. (PER EXECUTOR'S DEED, LIBER 381, PAGE 540) ALSO A STRIP OF LAND 40 FEET IN WIDTH AND EXTENDING AND DESCRIBED AS FOLLOWS: BEGINNING AT THE NORTHWEST CORNER OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 7, THENCE SOUTH TO A POINT 8 RODS NORTH OF THE SOUTHWEST CORNER OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 7, THENCE EAST 6 RODS, THENCE SOUTH 8 RODS TO THE SOUTH LINE OF SAID QUARTER-QUARTER SECTION, THENCE EAST 40 FEET, THENCE NORTH 10 RODS, 7 FEET, THENCE WEST 3 RODS, 9.5 FEET THENCE NORTH TO THE NORTH LINE OF SAID QUARTER-QUARTER SECTION, THENCE WEST 40 FEET TO BEGINNING. COMMONLY KNOWN AS: E. GOWER ROAD TAX ID: 030-007-400-005-00 EASEMENT AREA: BEGINNING AT THE EAST ONE-QUARTER CORNER OF SECTION 7, TOWN 5 SOUTH, RANGE 6 WEST, GIRARD TOWNSHIP, BRANCH COUNTY, MICHIGAN; THENCE S00'16'17"W 99.00 FEET ALONG THE EAST LINE OF SAID SECTION 7; THENCE S89'30'51"W 1326.81 FEET; THENCE N00'17' 46"E 107.51 FEET TO THE EAST-WEST ONE-QUARTER LINE OF SAID SECTION 7; THENCE N89'52'55"E 1326. 68 FEET ALONG SAID EAST-WEST ONE-QUARTER LINE OF SECTION 7 TO THE POINT OF BEGINNING. METC MeA t www.metroca.net CLIENT: -M_IC_H_IG_AN_EL_EC_TR_IC_TR_AN_S_MI_SS_IO_N_C_O_MP_A_NY-+ PROJECT: WAGNER-NEWTON JOB: --D_A T_E:---'-1-'--1--'-14_.:_-....:::.2=01-'--7 REV.: --SHEET: 2 OF 2

nri MCA CLIENT: JOB: 1052-17-8277 DATE: 11-14-2017 :_:7------i SHEET: 2 OF 2 MI-BR-1-042.000 PROPERTY (PER WARRANTY DEED, DOCUMENT NO. 2017-06582) PAUL 030-007-200-005-00 LAND SITUATED IN THE TOWNSHIP OF GIRARD. COUNT Y OF BRANCH, STATE OF Ml DESCRIBED AS FOLLOWS: THE EAST 1/2 OF THE EAST 1/2 OF THE NORTHEAST 1/4, EXCEPT THE EAST 286 FEET OF THE NORTH 457 FEET THEREOF. IN SECTION 7. TOWN 5 SOUTH. RANGE 6 WEST. COMMONLY KNOWN AS: 197 E. HAYNER ROAD (VACANT) TAX ID: 030-007-200-005-00 EASEMENT AREA: BEGINNING AT THE EAST ONE-QUARTER CORNER OF SECTION 7, TOWN 5 SOUTH, RANGE 6 WEST. GIRARD TOWNSHIP, BRANCH COUNTY. MICHIGAN; THENCE S89 '52'55"W 663.34 FEET ALONG THE EAST-WEST ONE-QUARTER LINE OF SAID SECTION 7; THENCE N00"26'17"E 56.76 FEET; THENCE N89'30'51''E 663.39 FEET TO A POINT ON THE EAST LINE OF SAID SECTION 7; THENCE S00'25'50"W 61.02 FEET ALONG SAID EAST LINE OF SECTION 7 TO THE POINT OF BEGINNING. METC MICHIGAN ELECTRIC TRANSMISSION COMPANY 800.525.6016P.:....:R..:..O.:....:J..:..EC..:..T_:------- ----R.:....:E V.::.: www.metroca.net WAGNER-NEWTON .:1__:_.1 :_-_1:.....:7--2 01

030-007-200-015-00 1052-17-8277 -M_IC_H_IG_AN_EL_EC_TR_IC_TR_AN_S_MI_SS_IO_N_C_O_MP_A_NY--t--=-o.:...:..AT=E::._:.1_:_1--'-1s=-----=2=o1-'--7 ---1 800.525.6016 ·,. MI-BR-1-043. 000 PROPERTY (PER QUIT-CLAIM DEED, L. 515 P. 649) IMAXON THE WEST HALF OF THE EAST HALF OF THE NORTHEA S T QUARTER OF SECTION 7, TOWN 5 SOUTH OF RANGE 6 WEST, (GIRARD) BRANCH COUNTY, MICHIGAN. COMMONLY KNOWN A S: E. HAYNER ROAD TAX ID: 030-007-200-015-00 EASEMENT AREA: COMMENCING AT THE EAST ONE-QUARTER CORNER OF SECTION 7, TOWN 5 SOUTH, RANGE 6 WEST, GIRARD TOWNSHIP, BRANCH COUNTY, MICHIGAN; THENCE S89'52'55"W 663.34 FEET ALONG THE EAST-WEST ONE-QUARTER LINE OF S AID SECTION 7 TO THE POINT OF BEGINNING; THENCE CONTINUING ALONG SAID EA ST - WEST ONE-QUARTER LINE OF SEC TION 7, S89'52' 55"W 663.34 FEET; THENCE N00'26 '43"E 52.50 FEET; THENCE N89 '30'51 "E 663. 39 FEET; THENCE S00'26'17"W 56.76 FEET TO THE POINT OF BEGINNING. METC MeA t www.metroca.net CLIENT: PROJECT: WAGNER-NEWTON JOB: REV.: 11-17-2017 SHEET: 2 OF 2

1052-17-8277 --M_IC_H_IGA_N_E_LE_C_TR_IC_T_RA_N_SM_IS_SI_ON_CO_M_PA_NY--t--=-D_AT=E'-1'":..:.._1---'-15;:_--=20=---'-17'---------t 800.525.6016 METC MeA 1 www.metroca.net CLIENT: PROJECT:WAGNER-NEWTON JOB: REV.: --SHEET: 2 OF 2 MI-BR-1-044.000 PROPERTY (PER WARRANTY DEED, L 577 P 117) BAHLMAN 030-007-400-01 5-00 THE WEST HALF OF THE SOUTHEAST QUARTER, ALSO COMMENCING AT THE SOUTHWEST CORNER OF THE EAST HALF OF THE SOUTHEAST QUARTER OF SECTION 7, RUNNING THENCE NORTH 8 RODS, THENCE EAST 6 RODS, THENCE SOUTH 8 RODS, THENCE WEST 6 RODS TO THE PLACE OF BEGINNING ALL BEING ON SECTION 7, TOWN 5 SOUTH, RANGE 6 WEST, GIRARD, BRANCH COUNTY, MICHIGAN COMMONLY KNOWN AS 17 4 E. GOWER ROAD TAX ID 030-007-400-015-00 EASEMENT AREA: COMMENCING AT THE EAST ONE-QUARTER CORNER OF SECTION 7, TOWN 5 SOUTH, RANGE 6 WEST, GIRARD TOWNSHIP, BRANCH COUNTY, MICHIGAN, THENCE S89'52'55"W 1326 68 FEET ALONG THE EAST-WEST ONE-QUARTER LINE OF SAID SECTION 7 TO THE POINT OF BEGINNING, THENCE S00'17'46"W 107 51 FEET, THENCE S89'30'51"W 1326 82 FEET TO THE NORTH-SOUTH ONE-QUARTER LINE OF SAID SECTION 7, THENCE N00'1915"E 116 03 FEET ALONG SAID NORTH-SOUTH ONE-QUARTER LINE OF SECTION 7 TO THE CENTER OF SAID SECTION 7, THENCE N89'52'55"E 1326 68 FEET ALONG SAID EAST -WEST ONE-QUARTER LINE OF SECTION 7 TO THE POINT OF BEGINNING

030-007-200-010-00 1052-17-8277 800.525.6016 MI-BR-1-045.000 PROPERTY (PER WARRANTY DEED, L. 489 P. 31 3) KLINK THE WEST 1/2 OF THE NORTHEAST 1/4 OF SECTION 7, T5S, R6W, EXCEPT ALL DRAINAGE RIGHTS-OF-WAY HERETOFORE GRANTED. COMMONLY KNOWN AS: HAYNER ROAD TAX ID: 030-007-200-010-00 EASEMENT AREA: COMMENCING AT THE EAST ONE-QUARTER CORNER OF SECTION 7, TOWN 5 SOUTH, RANGE 6 WEST, GIRARD TOWNSHIP, BRANCH COUNTY, MICHIGAN; THENCE S89.52'55"W 1326.68 FEET ALONG THE EAST-WEST ONE-QUARTER LINE OF SAID SECTION 7 TO THE POINT OF BEGINNING; THENCE CONTINUING ALONG SAID EAST-WEST ONE-QUARTER LINE, S89.52 '55"W 1326.68 FEET TO THE CENTER OF SAID SECTION 7; THENCE N00.27'35"E 43.99 FEET ALONG THE NORTH-SOUTH ONE-QUARTER LINE OF SAID SECTION 7; THENCE N89.30'51 "E 1326.78 FEET; THENCE S00.26' 43"W 52.50 FEET TO THE POINT OF BEGINNING. METC MCA t www.metroca.net CLIENT: -M_IC_H_IG_AN_EL_EC_T_RIC_TR_AN_S_M_ISS_IO_N_C_O_MP_A_NY PROJECT: WAGNER-NEWTON JOB: --t-oA_T__E:---REV.: '"1-'--1---1 s::....-..2....:::....;01....:....7----t --SHEET: 2 OF 2

MI-BR-1-046.000
BAHLMAN
030-007-300-005-00

PROPERTY

(PER MEMORANDUM OF LAND CONTRACT, DOC. NO. 2007-01930)

THE NORTH THREE-EIGHTHS (3/8 THS) OF THE EAST HALF OF THE SOUTHWEST QUARTER OF SECTION NO. 7, IN TOWN 5 SOUTH OF RANGE 6 WEST, GIRARD, BRANCH COUNTY, MICHIGAN.

COMMONLY KNOWN AS: E GOWER ROAD
TAX ID: 030-007-300-005-00

EASEMENT AREA:

COMMENCING AT THE WEST ONE-QUARTER CORNER OF SECTION 7, TOWN 5 SOUTH, RANGE 6 WEST, GIRARD TOWNSHIP, BRANCH COUNTY, MICHIGAN; THENCE N89°54'25"E 1407.24 FEET ALONG THE EAST-WEST ONE-QUARTER LINE OF SAID SECTION 7 TO THE **POINT OF BEGINNING**; THENCE CONTINUING ALONG SAID EAST-WEST ONE-QUARTER LINE, N89°54'25"E 1407.24 FEET TO THE CENTER OF SAID SECTION 7; THENCE S00°19'15"W 116.03 FEET ALONG THE NORTH-SOUTH ONE-QUARTER LINE OF SAID SECTION 7; THENCE S89°30'51"W 1290.04 FEET; THENCE S89°53'50"W 117.25 FEET; THENCE N00°17'53"E 124.90 FEET TO THE POINT OF BEGINNING.

METC	MCA 800.525.6016 www.metroca.net	CLIENT: MICHIGAN ELECTRIC TRANSMISSION COMPANY	JOB: 1052-17-8277
			DATE: 11-15-2017
		PROJECT: WAGNER-NEWTON	REV.: --
			SHEET: 2 OF 2

1052-17-8277 15-2017 800. 525. 6016 MI-BR-1-047.000 PROPERTY (PER QUI T -CLAIM DEED, DOC. NO. 2013-01716) WASHBURN GRAIN AND CATTLE 030-007-100-015-99 THE EAST 1 /2 OF THE NORTHWEST 1/4 OF SECTION 7, TOWN 5 SOUTH, RANGE 6 WEST, GIRARD TOWNSHIP, BRANCH COUNTY, MICHIGAN, EXCEPT BEGINNING AT A POINT ON THE NORTH LINE OF SECTION 7, TOWN 5 SOUTH, RANGE 6 WEST, GIRARD TOWNSHIP, BRANCH COUNTY, MICHIGAN, DISTAN T NORTH 90"00'00" WEST 731.07 FEE T FROM THE NORTH I /4 POST OF SAID SEC TION 7; THENCE SOUTH 00'55'1 0" EAST 211 . 55 FEET; THENCE SOUTH 31'41'34" WEST 135.22 FEET; THENCE SOUTH 87'26'20" WEST 528.5 FEET, MORE OR LESS, TO THE WEST LINE OF THE EAST 1 /2 OF THE NORTHWEST 1/4 OF SAID SECTION 7; THENCE NORTH ALONG WEST LINE, 350. 20 FEET TO SAID NORTH SECTION LINE; THENCE SOU TH 90'00'00" EAST ALOI\JG SAID NORTH SECTI ON LINE, 595. 68 FEET TO THE POINT OF BEGINNING. COMMONLY KNOWN AS: E HAYNER ROAD TAX ID: 030-007-1 00-015-99 EASEMENT AREA: COMMENCING AT THE WEST ONE-QUARTER CORNER OF SECTION 7, TOWN 5 SOUTH, RANGE 6 WEST, GIRARD TOWNSHIP, BRANCH COUNTY, MICHIGAN; THENCE N89"54'25"E 1407. 24 FEET ALONG THE EAST-WEST ONE-QUARTER LINE OF SAID SECTION 7 TO THE POINT OF BEGINNING; THENCE N00'24'53"E 35.1 1 FEET; THENCE N89"53'50"E 1 1 5.52 FEET; THENCE N89 '30'51"E 1291. 86 FEET TO THE NOR TH -SOUTH ONE-QUARTER LINE OF SAID SECTION 7; THENCE S00'27'35"W 43.99 FEET ALONG SAID NORTH-SOUTH ONE-QUARTER LINE OF SEC TION 7 TO THE CENTER OF SAID SECTION 7; THENCE S89 "54'25"W 1407.24 FEET ALONG SAID EAS T -WES T ONE-QU ARTER LINE OF SECTION 7 TO THE POINT OF BEGINNING. METC MeA www.metroca.net CLIENT: MICHIGAN ELECTRIC TRANSMISSION COMPANY t----PROJECT:WAGNER -NEWTON JOB: DATE: 11-REV.: --SHEET: 2 OF 2

MI-BR-1-048.000
WALLEN
030-007-300-015-00

PROPERTY
(PER QUITCLAIM DEED, L. 839, P. 784)

W 1/2 of SW 1/4 FRL SEC 7 T5S R6W.

COMMONLY KNOWN AS: E GOWER ROAD
TAX ID: 030-007-300-015-00

EASEMENT AREA:

BEGINNING AT THE WEST ONE-QUARTER CORNER OF SECTION 7, TOWN 5 SOUTH, RANGE 6 WEST, GIRARD TOWNSHIP, BRANCH COUNTY, MICHIGAN; THENCE N89°54'25"E 1407.24 FEET ALONG THE EAST-WEST ONE-QUARTER LINE OF SAID SECTION 7; THENCE S00°17'53"W 124.90 FEET; THENCE S89°53'50"W 1407.19 FEET TO THE WEST LINE OF SAID SECTION 7; THENCE N00°16'30"E 125.14 FEET ALONG SAID WEST LINE OF SECTION 7 TO THE POINT OF BEGINNING.

METC	MCA 800.525.6016 www.metroca.net	CLIENT: MICHIGAN ELECTRIC TRANSMISSION COMPANY	JOB: 1052-17-8277
			DATE: 11-15-2017
		PROJECT: WAGNER-NEWTON	REV.: --
			SHEET: 2 OF 2

EAST-WEST fill MCA CLIENT: JOB: 1052 17 2017 -----J Ml-BR-1-050.000 020-012-400-005-00 PROPER TY (PER QUIT CLAIM DEED, L. 839, P. 785) E 1/2 OF SE 1/4 SEC 1 2 T5S R 7 W COMMONLY KNOWN AS: W. GOWER ROAD TAX ID: 020-012-400-005-00 EASEMENT AREA: BEGINNING AT THE EAST ONE-QUARTER CORNER OF SEC TION 12, TOWN 5 SOUTH, RANGE 7 WEST, TOWNSHIP, BRANCH COUN TY, MICHIGAN; THENCE S00"16 ' 30"W 1 25.14 FEET ALONG THE EAST LINE SECTION 12; THENCE S89"53'50"W 1343. 05 FEET; THENCE N00"17'36"E 127.21 FEE T TO THE E AST ONE-QUARTER LINE OF SAID SECTION 12; THENCE N89"59'09"E 1343.00 FEET ALONG SAID ONE-QUARTER LINE OF SECTION 12 TO THE POINT OF BEGINNING. UNION OF SAID -WEST METC MICHIGAN ELECTRIC TRANSMISSION COMPANY DATE: 11-1s-800.525.6016 a....:::.:P..R:..:.O.:..:J.:..:.EC.::..T.::_:=....W:....:.A :_G_N_E_R_ _N_E_WT_O_N_--t-::R:::EV:..::-:..:..:...-._:. _..:...=:........= www.metroca.netSHEET: 2 OF 2 8277 .::...:....:....

MI-BR-1-052.000
020-012-200-010-00

PROPERTY
(PER QUITCLAIM DEED, L. 839, P. 783)

W 1/2 OF E 1/2 OF NE 1/4 & E 1/2 OF W 1/2 OF NE 1/4 SEC 12 T5S R7W

COMMONLY KNOWN AS: 129 W. HAYNER ROAD
TAX ID: 020-012-200-010-00

EASEMENT AREA:

COMMENCING AT THE EAST ONE-QUARTER CORNER OF SECTION 12, TOWN 5 SOUTH, RANGE 7 WEST, UNION TOWNSHIP, BRANCH COUNTY, MICHIGAN; THENCE S89°59'09"W 671.50 FEET ALONG THE EAST-WEST ONE-QUARTER LINE OF SAID SECTION 12 TO THE **POINT OF BEGINNING**; THENCE CONTINUING ALONG SAID EAST-WEST ONE-QUARTER LINE OF SECTION 12, S89°59'09"W 1343.00 FEET; THENCE N00°19'35"E 45.15 FEET; THENCE S88°57'06"E 666.77 FEET; THENCE N89°53'50"E 676.29 FEET; THENCE S00°21'20"W 33.83 FEET TO THE POINT OF BEGINNING.

METC	MCA 800.525.6016 www.metroca.net	CLIENT: MICHIGAN ELECTRIC TRANSMISSION COMPANY	JOB: 1052-17-8277
			DATE: 11-15-2017
		PROJECT: WAGNER-NEWTON	REV.: --
			SHEET: 2 OF 2

PROPERTY (PER WARRANTY DEED, DOC. NO. 2014-04418) THE WEST HALF OF THE SOUTHEAST QUARTER OF SECTION 12. TOWN 5 SOUTH, RANGE 7 WEST, UNION TOWNSHIP. BRANCH COUNTY, MICHIGAN.EXCEPT A PARCEL OF LAND SITUATED IN THE SOUTHEAST QUARTER OF SECTION 12, TOWN 5 SOUTH, RANGE 7 WEST, UNION TOWNSHIP, BRANCH COUNTY, MICHIGAN, DESCRIBED AS FOLLOWS: BEGINNING AT THE SOUTHEAST CORNER OF THE WEST HALF OF THE SOUTHEAST QUARTER OF SECTION 12, TOWN 5 SOUTH, RANGE 7 WEST; THENCE WEST ALONG THE SOUTH SECTION LINE 460 FEET; THENCE NORTH PARALLEL TO THE EAST LINE OF THE WEST QUARTER OF THE SOUTHEAST QUARTER SECTION 215 FEET; THENCE EAST PARALLEL TO THE SOUTH SECTION LINE 460 FEET TO SAID EAST LINE OF THE WEST THENCE SOUTH ALONG SAID EAST LINE 215 FEET TO THE PLACE HALF OF THE SOUTHEAST QUARTER SECTION; OF BEGINNING. I f7lll MCA CUENT: JOB: 1052 17 -15-2 :....:_..:..._-.:..:::......::=..:...:---; 800.525.6016 COMMONLY KNOWN AS: W. GOWER ROAD TAX 10: 020-012-400-010-00 EASEMENT AREA: COMMENCING AT THE EAST ONE-QUARTER CORNER OF SECTION 12, TOWN 5 SOUTH, RANGE 7 WEST, UNION TOWNSHIP, BRANCH COUNTY. MICHIGAN; THENCE S89'59'09"W 1343.00 FEET ALONG THE EAST-WEST ONE-QUARTER LINE OF SAID SECTION 12 TO THE POINT CF BEGINNING; THENCE S00'17'36"W 127.21 FEET; THENCE S89"53'50"W 5.25 FEET; THENCE N88"57'05"W 13.37.88 FEET TO THE NORTH-SOUTH ONE-QUARTER LIN[ OF SAID SECTION 12; THENCE NOO'l8'43"E 102.41 FEET ALONG SAID NORTH-SOUTH ONE-QUARTER LINE OF SECTION 12 TO THE CENTER OF SAID SECTION 12; THENCE N89"59'09"E 1343.00 FEET ALONG SAID EAST-WEST ONE-QUARTER LINE OF SECTION 12 TO THE POINT OF BEGINNING. METC INICHIGAN ELECTRIC TRANSMISSION COMPANY DATE: 11 J.,:.::P:.:R.:..:O:.:JE.:..:C:..:..T...::=.._: :N---1-:R:-:E V=.::. www.metroca.netWAGNER-NEWTOSHEET: 2 OF 8277 017 2 Ml-BR-1-053.000 020-012-400-010-00

IN TOWN 5 SOUTH, RANGE 7 WEST. RANGE 7 WEST, UNION THE EAST-WEST THENCE S88'57'06"E 58. 63 FEET G SAID EAST LINE OF SECTION MCA l JOB: 1052-17-8277 CLIENT: 2017 2 PROPERTY (PER QUIT-CLAIM DEED, DOC. NO. 2013-01716) THE EAST 50 ACRES OF THE SOUTH 1/2 OF THE NORTHEAST 1/4 OF SECTION 11 COMMONLY KNOWN AS: 1120 BURLINGTON ROAD TAX ID: 020-011-400-005-00 EASEMENT AREA: BEGINNING AT THE EAST ONE-QUAR TER CORNER OF SECTION 11, TOWN 5 SOUTH. TOWNSHIP, BRANCH COUNTY, MICHIGAN; THENCE N88'54'32"W 719.14 FEET ALONG ONE-QUARTER LINE OF SAID SECTION 11; THENCE N81"49'39"E 668.03 FEET; TO THE EAST LINE OF SAID SECTION 11; THENCE S00'27'27"W 107.59 FEET ALON 11 TO THE POINT OF BEGINNING. METC It.IICHIGAN ELECTRIC TRANSt.IISSION COt.IPANY DATE: 11-16-800.525.6016 1--P-R-OJE_C_T_:--------------lr-: R:.:.E..:...:V-=.; -:...:..-:_:::..-::: www.metroca.net WAGNER -NEWTONSHEET: 2 OF .::...:...:..... _--t MI-BR-1-056.000 020-011-400-005-00

1052-17-8277 800.525.6016 PROPERTY (PER QUI T-CLAIM DEED, DOC. NO. 2013-01716) THE NORTH 1/2 OF THE SOUTHEAST 1/4 OF SECTION 11, IN TOWN 5 SOUTH, RANGE 7 WEST, (UNION) BRANCH COUNTY, MICHIGAN. COMMONLY KNOWN AS: BURLINGTON ROAD TAX ID: 020-011-400-015-00 EASEMENT AREA: BEGINNING AT THE EAST ONE-QUARTER CORNER OF SEC TION 11, TOWN 5 SOUTH, RANGE 7 WEST, UNION TOWNSHIP, BRANCH COUNTY, MICHIGAN; THENCE S00"27'21 "W 52.42 FEET ALONG THE EAST LINE OF SAID SECTION 11; THENCE N88"57'06"W 47.38 FEET; THENCE S81"49'39"W 1881.18 FEET; THENCE N90"00'00"W 757.70 FEET TO THE NORTH-SOUTH ONE -QUARTER LINE OF SAID SECTION 11; THENCE N00"25'05"E 160.00 FEET ALONG SAID NORTH -SOUTH ONE-QUARTER LINE OF SECTION 11; THENCE N90"00'00"E 745.1 0 FEET; THENCE N81"49 ' 39"E 1 214.62 FEET TO THE EAST-WEST ONE-QUARTER LINE OF S AID SECTION 11; THENCE S88"54'32"E 719.1 4 FEET ALONG SAID EAST-WEST ONE-QUARTER LINE OF SEC TION 11 TO THE POIN T OF BEGINNING. METC MeA www.metroca . net CLIENT: M_IC_H_IG_A_N _EL_E_CT_RI_C_T_RA_N_SM_IS_SI_O_N _CO_M_P_AN_Y+ PROJECT: WAGNER-NEWTON JOB: =DA T=:E 11 - 16 REV.:--- 20=1 7----SHEET: 2 OF 2 MI-BR-1-057.000 020-011-400-015-00

1052-17-8277 EL_E_CT_RI_C_T_RA_N_SM_IS_S_IO_N_C_OM_P_AN_Y oA T=:E 11 - 800.525. 6016 PROPERTY (PER QUITCLAIM DEED, DOC. NO. 201 5-05486) THE WEST 9/10 OF THE WEST HALF OF THE NORTHWEST QUARTER OF THE SOUTHWEST FOURTH OF SECTION 11, TOWN 5 SOUTH, RANGE 7 WEST. ALSO THE WEST ONE-FOURTH OF THE SOU TH HALF OF THE SOUTHWEST ONE-FOURTH OF SECTION 11, EXCEPT TWO ACRES AND TWENTY SQUARE RODS OF LAND IN SOUTHEAST CORNER OF SAME, THE EXCEPTED PARCEL BEING 21 RODS AND 10 FEET EAST AND WEST BY 15 RODS AND 1 2 FEET AND 6 INCHES NORTH AND SOUTH. ALL OF THE ABOVE DESCRIBED BEING IN TOWN 5 SOUTH OF RANGE 7 WEST. COMMONLY KNOWN AS: W. GOWER ROAD TAX ID: 020-011-300-005-00 EASEMENT AREA: COMMENCING AT THE WEST ONE-QUARTER CORNER OF SECTION 11, TOWN 5 SOUTH, RANGE 7 WEST, UNION TOWNSHIP, BRANCH COUNTY, MICHIGAN; THENCE S00"26'26"W 260.42 FEET ALONG THE WEST LINE OF SAID SECTION 11 TO THE POINT OF BEGINNING; THENCE N90"00'00"E 587.14 FEET; THENCE S00"26'26 "W 160.00 FEET; THENCE N90"00'00"W 587.14 FEET TO SAID WEST LINE OF SECTION 11; THENCE N00"26'26"E 160.00 FEET ALONG SAID WEST LINE OF SECTION 11 TO THE POINT OF BEGINNING. METC MeA www.metroca.net CLIENT: M_IC_H_IG_A_N _ PROJECT:WAGNER-NEWTON JOB: REV.:--17 - 2D=1 7----SHEET: 2 OF 2 MI-BR-1-059.000 020-011-300-005-00

409 FEET TO EAST THE POINT OF BEGINNING. fflil MCA CLIENT: JOB: 1052 17 8277 11-17-2017 , S PROPERTY (PER WARRANTY DEED, DOC. NO. 2017-06604) COMMENCING AT THE NORTHEAST CORNER OF THE SOUTHEAST QUARTER OF SECTION 10 AND RUNNING THENCE SOUTH 76 RODS, THENCE WEST 77 RODS AND 16 FEET, THENCE SOUTH 70 AND 3/4THS RODS, THENCE WEST TO THE CENTER OF THE COLDWATER ROAD, THENCE NORTH ABOUT 9 1/2 RODS TO WHAT WA S MRS. E. ROE'S SOUTH BOUNDARY LINE. THENCE E AST TO THE WEST BOUNDARY OF THE EAST HALF OF THE SOUTHEAST QUARTER, THENCE NORTH TO THE NORTHWEST CORNER OF THE EAST HALF OF THE SAID SOUTHEAST QUARTER, THENCE TO THE PLACE OF BEGINNING, CONT AINING IN ALL 40 ACRES, MORE OR LESS. EXCEPT COMMENCING 2,244 FEET SOUTH FROM THE NOR THEAST CORNER OF THE WEST HALF OF THE SOUTHEA ST QUARTER OF SECTION 10, THENCE SOUTH 177 FEET, THENCE WEST 360 FEET, THENCE NORTHWESTERLY 1 86 FEET, THENCE COMMONLY KNOWN AS: W. UNION CITY RO AD TAX ID: 020-010-400-010-00 EASEMENT AREA: COMMENCING AT THE EAST ONE-QUARTER CORNER OF SECTION 10, TOWN 5 SOUTH, RANGE 7 WEST, UNION TOWNSHIP, BRANCH COUNTY, MICHIGAN; THENCE S00'26'26"W 260.42 FEET ALONG THE EAST LINE OF SAID SECTION 10 TO THE POINT OF BEGINNING; THENCE CONTINUING ALONG SAID EAST LINE OF SECTION 10, S00'26'26"W 160.00 FEET; THENCE N90'00'00"W 269.84 FEET; THENCE N80'26'47"W 1057.02 FEET; THENCE N001' 9'58"E 162.09 FEET; THENCE S80'26' 47"E 1 069.63 FEET; THENCE N90'00'00"E 257. 70 FEET TO THE POINT OF BEGINNING. METC MICHIGAN ELECTRIC TRANSMISSION COMPANY DATE: 800.525.60161--PROJE_C_T_: - - - - - - - - - - -t... .R:-'-EV.: www.metroca.net WAGNER-NEWTONHEET: -_'--_'-'--'-2 OF ;;;;,..;...__ _ 2 MI-BR-1-060.000 020-010-400-010-00

ION TEN IN TOWN 5 SOUTH, RANGE 7 WEST, ING ON SECTION LINE BETWEEN SECTIONS 10 ST CORNER OF SAID LOT, THENCE NORTH SO AID ROAD SHALL ENCLOSE 3 ACRES. ALSO OF ROAD. (SCHOOL SITE SOLD TO ROBERT M. SHOWING THE FOLLOWING DESCRIPTION:ONE EAST QUAR TER OF SECTION 10, IN TOWN FIVE POINT IN THE CENTER OF THE HIGH WAY E BETWEEN SECTIONS 10 AND 15, CROSSES UFFICIENT NUMBER OF RODS TO CONTAIN A AINED BY RUNNING THENCE NORTH THE CENTER OF SAID HIGHWAY; THENCE E OF BEGINNING). QUARTER OF SECTION 10 IN TOWN 5 SOUTH OF SECTION TEN (10) IN TOWN FIVE (5) SOUTH EXCEPT ABOUT ONE ACRE IN THE SUBJECT TO THE RIGHTS OF THE PEERLESS FOR RECORD OF WHICH REFERENCE IS HAD COUNTY REGISTER'S OFFICE. QUARTER OF SECTION 10 IN TOWN 5 SOUTH OF THE NORTHEAST QUARTER OF SECTION 1 4, QUAR TER OF THE SOUTHEAST QUARTER AND TWENTY ACRES THEREOF, ALL IN SECTION 11, ON 11, TOWN 5 SOUTH, RANGE 7 WEST, 0 FEET FROM THE SOUTH 1/4 POST OF SAID LINE, 396.00 FEET; THENCE NORTH 01 SAID SOUTH SECTION LINE, 396.00 FEET; PLACE OF BEGINNING. TOWN 5 SOUTH, RANGE 7 WEST, UNION 8 FEET ALONG THE EAST-WEST GINNING; THENCE S80'26'47"E 267.83 FEET; E T; THENCE S88' 40'45"W 2703.92 FEET TO RIVER); THENCE N29'14'1O"E 10.33 FEET DWA TER RIVER) TO SAID EAST-WEST 7.08 FEET ALONG SAID EAST-WEST flrl MCA CLIENT: JOB: 1052-17-8277 --1 =-.:.:._ S HEET: 2 OF 2 PROPERTY (PER QUIT-CLAIM DEED. USER 443, PAGE 638) DESCRIPTION 1: THE WEST HALF OF SOUTH EAST QUARTER OF SECT EXCEPT 3 ACRES IN SOUTH EAST CORNER, DESCRIBED AS COMMENC & 15 IN CENTER OF COLDWATER ROAD, THENCE EAST TO SOUTH EA FAR THAT A LINE PARALLEL WITH SOUTH LINE RUNNING WEST TO S EXCEPT SCHOOL SITE IN SOUTHEAST CORNER OF THAT PART WEST LEITCH BY QUIT CLAIM DEED RECORDED IN LIBER 255 ON PAGE 21 HALF ACRE OF LAND OFF FROM THE WEST HALF OF THE SOUTH SOUTH, OF RANGE SEVEN WEST, DESCRIBED AS COMMENCING AT A RUNNING FROM UNION CITY TO COLDWATER, WHERE THE SECTION LIN SAID HIGHWAY; RUNNING THENCE WEST, ON SAID SEC TION LINE, A S HALF ACRE OF LAND IN AS NEAR A SQU ARE FORM AS CAN BE OBT SAME NUMBER OF RODS TO A POINT; FROM THENCE EAST TO THE FOLLOWING THE CENTER OF SAID HIGHWAY SOUTHERLY TO THE PL AC DESCRIPTION 2: THE NORTHEAST QUARTER OF THE SOUTHWEST RANGE 7 WEST, UNION, BRANCH COUNTY, MICHIGAN. DESCRIPTION 3: THE WEST HALF OF THE SOUTH-WEST QUARTER OF OF RANGE SEVEN (7) WEST, (UNION), BRANCH COUNTY, MICHIGAN, NORTH-WEST CORNER HERETOFORE CONVEYED TO RANDOLPH; ALSO PORTLAND CEMENT COMPANY IN LAND IN THE SOUTH-WEST CORNER TO USER 1 00, PAGE 161 AND LIBER 106 PAGE 384 IN THE BRANCH DESCRIPTION 4: THE SOUTHEAST QUARTER OF THE SOUTHWEST RANGE 7 WEST (UNION) BRANCH COUNTY, MICHIGAN. DESCRIP TION 5: THE NORTH HALF OF THE NORTHWEST QUARTER OF ALL IN TOWN 5 SOUTH OF RANGE 7 WEST. ALSO, THE SOUTHWEST THE SOUTH HALF OF THE SOUTHWEST QUARTER, EXCEPT THE WEST ALSO EXCEPT BEGINNING AT A POIN T ON THE SOUTH LINE OF SECTI UNION TOWNSHIP, BRANCH COUNTY, MICHIGAN, DISTANT WEST, 881.7 SECTION 11, THENCE CONTINUING WEST ALONG SAID SOUTH SECTION DEGREES 20' 00" EAST 330.00 FEET; THENCE E AST PARALLEL WITH THENCE SOUTH 01 DEGREES 20' 00" WEST 330.00 FEET TO THE COMMONLY KNOWN AS: 431 & 436 W. UNION CITY ROAD TAX ID: 020-010-400-005-00 E ASEMENT AREA: COMMENCING AT THE EAST ONE-QUARTER CORNER OF SECTION 10, TOWNSHIP, BRANCH COUNTY, MICHIGAN; THENCE S88'36'19"W 1579.0 ONE -QUARTER LINE OF SAID SECTION 10 TO THE POINT OF BE THENCE S00'19'58"W 162.09 FEET; THENCE N80'26 ' 47"W 1055.71 FE THE CENTER THREAD OF THE ST. JOSEPH RIVER (A.K.A COLDWATER ALONG SAID CENTER THREAD OF THE ST. JOSEPH RIVER (A.K.A COL ONE-QUARTER LINE OF SAID SECTION 10; THENCE N88'36'19"E 347 ONE-QUARTER LINE OF SECTION 10 TO THE POINT OF BEGINNING. METC MICHIGAN ELECTRIC TRANSMISSION COMPANY DATE: 800.525.60161-P-R-0JE_C_T_:-- - ---- - --+-=R:...:.EV..:...:::.::. _ www.m et roca.netWAGNER-NEWTON 11-2o-2 ..:.._: ::.:::. 017 MI-BR-1-061.000 020-10-400-005-00

situated in the Pine River Township, Gratiot County, Michigan, described as follows: Part ofthe West 1/2 of the Northwest 114 of Section 16, Town 12 North, Range 3 West, Pine River Township, Gratiot County, Michigan, described as: Commencing at the West 114 comer of Section 16, Town 12 North, 3 West; thenee South 89 34 23 seconds along the East-Westl/4 ofSeetion 16, 553.26 to the Point of Beginning; thence North 00 degrees 17 minutes 50 seconds East 600.00 feet; thence South 89 deg!'ees 34 minutes 23 seconds East 750.00 thence South 00 degrees 17 minutes 50 seconds West, along the West line of the Great Lakes Centml Railroad Right of Way (66 feet wide), 600.00 thence North 89 34 minutes 23 secottds West, along the East-West 1/4 line of Section 16, 750.00 feet to the Point of Beginning, Tax Parcel No.: 12·016-007-l 0 (formerly part of 29-12-016-007-00) Commonly known as: 10.331 acres of vacant land near the intersection of Luce Road and Jefferson Road Together with an easement for ingress, egress and utilities described as (also described in the Access Agreement recorded on even date in Gratiot County Re< or,ds): Part of the Westll2 ofthe Northwest 1/4 of Section 16, Town 12 North, Range 3 West, Pine River Township, Gratiot County, Michigan, described as: Beginning at the West l/4 corner·of Section 16,. Town 12 Nmth, Range 3 West; thence North 00 degrees 29 minutes 29 seconds East, along the West line of Section 16 and the centerline of Luce Road (100 feet wide), l 00.00 thence South 39 20 minutes 26 seconds East 78.06 feel; 503.12 feet; thence South 00 degrees 17 34 minutes 23 seconds West, along thence South 89 degrees 34 minutes seconds East ""'"""., 50 seconds West 40.00 feet; thence North 89 the East-West I line of Section 16, feet to the Point Tax Parcel No.: 12-016-007-0l (formerly part of29-12-016-007-00) Commonly known as: forty foot (40') wide easement for ingress, egress and public utilities from the above described I 0.331 acre parcel to Luce Road 3 Luce Substation 12-016-007-10

Exhibit B

SUBORDINATION TERMS

The unsecured permitted indebtedness evidenced by this instrument is subordinated and subject in right of payment to the prior payment in full of all Senior Debt Obligations (as hereinafter defined) of Michigan Electric Transmission Company, LLC, a limited liability company formed under the laws of the State of Michigan (the “Company”).  Each holder of this instrument, by its acceptance hereof, agrees to and shall be bound by all the provisions hereof.

All capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Ninth Supplemental Indenture, dated as of November 28, 2018 (as in effect on the date hereof, the “Supplemental Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to JPMorgan Chase Bank, N.A.), as trustee (the “Trustee”).

The term “Senior Debt Obligations”, as used herein, shall include all, loans, advances, debts, liabilities and obligations, howsoever arising (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising (collectively, as used herein, “Obligations”) of the Company now or hereafter existing in respect of Senior Debt (as defined herein) and any amendments, modifications, deferrals, renewals or extensions of any such Senior Debt, or of any notes or evidences of indebtedness heretofore or hereafter issued in evidence of or in exchange for any such Obligation, whether for principal, interest (including interest payable in respect of any such Obligations subsequent to the commencement of any proceeding against or with respect to the Company under any chapter of the Bankruptcy Code, 11 U.S.C. § 101 et seq. (the “Bankruptcy Code”), or any provision of corresponding bankruptcy, insolvency or commercial reorganization legislation of any other jurisdiction, whether or not such interest is an allowed claim enforceable against the debtor, and whether or not the holder of such obligation would be otherwise entitled to receive dividends or payments with respect to any such interest or any such proceeding), premium (including Make-Whole Amount), if any, fees, expenses or otherwise.

The term “Senior Debt”, as used herein, shall mean (i) all Senior Secured Debt and (ii) all unsecured Debt of the Company permitted to be incurred by the Company pursuant to the Mortgage Indenture or the Supplemental Indenture which is not subject to any subordination terms whether or not similar to those set forth in this instrument.

The term “Subordinated Debt”, as used herein, shall mean all Obligations of the Company evidenced by this instrument owing to any Person now or hereafter existing hereunder (whether created directly or acquired by assignment or otherwise), whether for principal, interest (including, without limitation, interest accruing after the filing of a petition initiating any bankruptcy proceeding described in the definition of Senior Debt Obligations, whether or not such interest accrues after the filing of such petition for purposes of the Bankruptcy Code or is an allowed claim in such proceeding), fees, expenses or otherwise.

On and after the Series A Closing Date, no payment on account of principal, interest, fees, premium, expenses or otherwise on this Subordinated Debt shall be made by the Company in cash or otherwise unless (a) full payment of all amounts then due and payable on all Senior Debt Obligations has been made, (b) such payment would be permitted by the Indenture and any Senior Debt Document (as defined below) and (c) immediately after giving effect to such payment, there shall not exist any Default or Event of Default.  Any such payment permitted pursuant to this paragraph is hereinafter referred to as a “Permitted Payment”.  For the purposes of these provisions, no Senior Debt Obligations shall be deemed

Ex. B-1

to have been paid in full until the obligee of such Senior Debt Obligations shall have received payment in full in cash.

Upon any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding up or total or partial liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, then and in any such event all principal, premium and interest and all other amounts due or to become due upon all Senior Debt Obligations shall first be paid in full before the holders of the Subordinated Debt shall be entitled to retain any assets so paid or distributed in respect of the Subordinated Debt (whether for principal, premium, interest or otherwise), and upon any such dissolution or winding up or liquidation or reorganization, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the holders of the Subordinated Debt would be entitled, except as otherwise provided herein, shall be paid pro rata among the holders of Senior Debt Obligations by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the holders of the Subordinated Debt if received by them.  So long as any Senior Debt Obligations are outstanding, the holder of this instrument shall not commence, or join with any creditor other than the Trustee or the Senior Debt Parties (as hereinafter defined) in commencing, or directly or indirectly causing the Company to commence, or assist the Company in commencing, any proceeding referred to in the preceding sentence.

The holder of this instrument hereby irrevocably authorizes and empowers (without imposing any obligation on) each Person (each such Person a “Senior Debt Party” and collectively, the “Senior Debt Parties”) that has entered into an agreement, instrument, or other document evidencing or relating to any Senior Debt Obligation (each such agreement, instrument or other document, a “Senior Debt Document”) as a lender or creditor and such Senior Debt Party’s representatives, under the circumstances set forth in the immediately preceding paragraph, to demand, sue for, collect and receive every such payment or distribution described therein and give acquittance therefor, to file claims and proofs of claims in any statutory or nonstatutory proceeding, to vote such Senior Debt Party’s ratable share of the full amount of the Subordinated Debt evidenced by this instrument in its sole discretion in connection with any resolution, arrangement, plan of reorganization, compromise, settlement or extension and to take all such other action (including, without limitation, the right to participate in any composition of creditors and the right to vote such Senior Debt Party’s ratable share of the full amount of the Subordinated Debt at creditors’ meetings for the election of trustees, acceptances of plans and otherwise), in the name of the holder of the Subordinated Debt evidenced by this instrument or otherwise, as such Senior Debt Party’s representatives may deem necessary or desirable for the enforcement of the subordination provisions of this instrument.  The holder of this instrument shall execute and deliver to each Senior Debt Party and such holder’s representatives all such further instruments confirming the foregoing authorization, and all such powers of attorney, proofs of claim, assignments of claim and other instruments, and shall take all such other action as may be reasonably requested by such holder or such holder’s representatives in order to enable such holder to enforce all claims upon or in respect of such holder’s ratable share of the Subordinated Debt evidenced by this instrument.

The holder of this instrument shall not, without the prior written consent of the Senior Debt Parties, have any right to accelerate payment of, or institute any proceeding to enforce, the Subordinated Debt so long as any Senior Debt Obligations are outstanding, unless and until all Senior Debt Parties have accelerated payment thereof and commenced proceedings to enforce such Senior Debt Obligations.

After the payment in full of all amounts due in respect of Senior Debt Obligations, the holder or holders of the Subordinated Debt shall be subrogated to the rights of the Senior Debt Parties to receive payments or distributions of cash, property or securities of the Company applicable to Senior Debt Obligations until

Ex. B-2

the principal of, premium on, interest on and all other amounts due or to become due with respect to the Subordinated Debt shall be paid in full subject to the terms and conditions of the Subordinated Debt or of any agreement among the holders of the Subordinated Debt and other Subordinated Debt of the Company.

If any payment (other than a Permitted Payment) or distribution of assets of the Company of any kind or character, whether in cash, property or securities, shall be received by the holder of the Subordinated Debt in such capacity before all Senior Debt Obligations are paid in full, such payment or distribution will be held in trust for the benefit of, and shall be immediately paid over pro rata among the Senior Debt Parties, for application to the payment in full of Senior Debt Obligations, until all Senior Debt Obligations shall have been paid in full.

Nothing contained in this instrument is intended to or shall impair as between the Company, its creditors (other than the Senior Debt Parties) and the holders of the Subordinated Debt, the obligations of the Company to pay to the holders of the Subordinated Debt, as and when the same shall become due and payable in accordance with their terms, or to affect the relative rights of the holders of the Subordinated Debt and creditors of the Company (other than the Senior Debt Parties).

The Senior Debt Parties shall not be prejudiced in their rights to enforce the subordination contained herein in accordance with the terms hereof by any act or failure to act on the part of the Company.

The holder of this instrument agrees to execute and deliver such further documents and to do such other acts and things as the Senior Debt Parties may reasonably request in order fully to effect the purposes of these subordination provisions.  Each holder of this instrument by its acceptance hereof authorizes and directs the trustee or other representative, if any, of the Subordinated Debt represented by this instrument on its behalf to take such further action as may be necessary to effectuate the subordination as provided herein and appoints such trustee or other representative, if any, as its attorney-in-fact for any and all such purposes.

The subordination effected by these provisions, and the rights of the Senior Debt Parties, shall not be affected by (i) any amendment of, or addition or supplement to, the Financing Agreements, any other Senior Debt Document, or any other document evidencing or securing Senior Debt Obligations, (ii) any exercise or non-exercise of any right, power or remedy under or in respect to the Financing Agreements, any other Senior Debt Document, or any other document evidencing or securing Senior Debt Obligations or (iii) any waiver, consent, release, indulgence, extension, renewal, modification, delay, or other action, inaction or omission, in respect of the Financing Agreements, any other Senior Debt Document, or any other document evidencing or securing Senior Debt Obligations; whether or not any holder of any Subordinated Debt shall have had notice or knowledge of any of the foregoing.

No failure on the part of any Senior Debt Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor all any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.  The remedies herein provided are cumulative and not exclusive of any remedies provided by Law.

The holder of this instrument and the Company each hereby waive promptness, diligence, notice of acceptance and any other notice with respect to any of the Senior Debt Obligations and these terms of subordination and any requirement that the Trustee or any Senior Debt Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right to take any action against the Company or any other Person or any Mortgaged Property.

These terms of subordination shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Debt Obligations is rescinded or must otherwise be returned by the

Ex. B-3

Trustee or any Senior Debt Party upon the insolvency, bankruptcy or reorganization of the Company or otherwise, all as though such payment had not been made.

The provisions of these terms of subordination constitute a continuing agreement and shall (i) remain in full force and effect until the indefeasible payment in full of the Senior Debt Obligations and the termination or expiration of all obligations to extend credit under the Senior Debt Documents, (ii) be binding upon the holder of this instrument, the Company and its successors, transferees and assignees and (iii) inure to the benefit of, and be enforceable by, the Trustee and each Senior Debt Party.  Without limiting the generality of the foregoing clause (iii), each Senior Debt Party may assign or otherwise transfer all or any portion of its rights and obligations under all or any of the Senior Debt Documents to any other Person (to the extent permitted by the Senior Debt Documents), and such other Person shall thereupon become vested with all the rights in respect thereof granted to such Senior Debt Party herein or otherwise.

This instrument shall be governed by and construed in accordance with, the laws of the State of New York.

Ex. B-4

Exhibit C

THIS NOTE HAS NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR PURSUANT TO THE SECURITIES LAWS OF ANY STATE.  ACCORDINGLY, THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED (1) EXCEPT IN ACCORDANCE WITH AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (2) UNLESS THIS NOTE IS REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

MICHIGAN ELECTRIC TRANSMISSION COMPANY, LLC

4.55% Series A Senior Secured Note due 2049

Original Interest Accrual Date: January 15, 2019
Stated Maturity: January 15, 2049
Interest Rate: 4.55% per annum
Interest Payment Dates: January 15 and July 15
Regular Record Dates: December 31 and June 30

This Note is not an Original Issue Discount Security
within the meaning of the within-mentioned Indenture.
This Note is a Debt Security within the
meaning of the within-mentioned Indenture.

Registered No. [RA - ]	January 15, 2019
$[ ](1)	PPN [ ]

MICHIGAN ELECTRIC TRANSMISSION COMPANY, LLC, a limited liability company duly organized and existing under the laws of the State of Michigan (herein called the “Company”, which term includes any Successor Corporation under the Indenture referred to below), for value received, hereby promises to pay to [                     ], or its registered assigns, the principal sum of [                                     ] DOLLARS ($      ) on the Stated Maturity specified above, and to pay interest (a) thereon from the Original Interest Accrual Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates specified above in each year, commencing on July 15, 2019 and at Maturity, at the Interest Rate per annum specified above, until the principal hereof is paid or duly provided for and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 6.55% and (ii) 2.0% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date specified above (whether or not a Business Day) next preceding such Interest Payment Date.  Notwithstanding the foregoing, interest payable at Maturity shall be paid to the Person to whom principal shall be paid.  Except as otherwise provided in said Indenture, any such interest not so timely paid or duly provided for shall forthwith cease to be payable to the Noteholder on such Regular Record Date and may either be paid

(1)           Reference is made to Schedule A attached hereto with respect to the amount of principal paid hereon and the last date to which interest has been paid hereon.

Ex. C-1

to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to the Noteholders not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Securities of this series may be listed, and upon such notice as may be required by such exchange or automated quotation system, all as more fully provided in said Indenture.

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of Authentication:

The Bank of New York Mellon Trust Company, N.A.
as Trustee

By:
Authorized Signatory

Capitalized terms used in this Note and not otherwise defined herein shall have the meaning assigned to such term in the Indenture.

Subject to the home office payment obligation set forth in Section 2.02(b) of the Supplemental Indenture (referred to below), payment of the principal of and Make-Whole Amount, if any, on this Note and interest hereon at Maturity shall be made upon presentation of this Note at the office or agency of the Trustee in New York, New York at c/o The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, Attention: Corporate Trust Administration, or at such other office or agency as may be designated for such purpose by the Company from time to time in accordance with the Indenture.  Subject to the home office payment obligation set forth in Section 2.02(b) of the Supplemental Indenture, payment of interest on this Note (other than interest at Maturity) shall be made as set forth in Section 307 of the Original Indenture (as defined below).  Payment of the principal of and Make-Whole Amount, if any, and interest on this Note, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

This Note is one of a duly authorized issue of securities of the Company (all such series of securities herein called the “Securities”) issued and issuable in one or more series under and equally secured by a First Mortgage Indenture, dated as of December 10, 2003 (such indenture as originally executed and delivered herein called the “Original Indenture” and as supplemented and modified by any and all indentures supplemental thereto, including the Supplemental Indenture referred to below, being herein called the “Indenture”), and has been issued pursuant to that certain Ninth Supplemental Indenture, dated as of November 28, 2018 (the “Supplemental Indenture”), each of the Indenture and the Ninth Supplemental Indenture being between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to JPMorgan Chase Bank, N.A.), as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture reference is hereby made for a description of the property mortgaged, pledged and held in trust as security for payment of all amounts due under this Note, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of the Securities thereunder and of

Ex. C-2

the terms and conditions upon which the Securities (including the Securities of this series) are, and are to be, authenticated and delivered and secured.  The acceptance of this Note shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture.  This Note is one of the series of Securities designated above.

Notwithstanding anything to the contrary in Section 113 of the Original Indenture, in the Supplemental Indenture or in this Note, if the Stated Maturity or any Redemption Date of this Note shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of the Original Indenture or the Supplemental Indenture or this Note) payment of interest on or principal (and premium, if any) of this Note due at the Stated Maturity or on any Redemption Date thereof need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Stated Maturity or on any Redemption Date thereof, provided that interest shall accrue on the Outstanding principal amount of this Note due at the Stated Maturity or on any Redemption Date thereof until the date of actual payment.  Interest hereon will be computed on the basis of a 360-day year of twelve 30-day months.

This Note is subject to mandatory redemption under the circumstances set forth in Section 501(a) of the Original Indenture and as set forth in Section 2.03 of the Supplemental Indenture.  This Note is subject to redemption at the option of the Company, in whole or in part, as set forth in Section 2.04 of the Supplemental Indenture.

If an Event of Default, as defined in the Indenture, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.

The Original Indenture permits, with certain exceptions as therein provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of a majority in aggregate principal amount of the Securities of all series then Outstanding under the Indenture, considered as one class; provided, however, that if there shall be Securities of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of each series so directly affected, considered as separate classes, shall be required; and provided, further, that if the Securities of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Original Indenture permits the Trustee to enter into one or more supplemental indentures for limited purposes without the consent of any Holders of Securities and for certain other purposes with the consent of all Holders of affected Securities.  The Original Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities then Outstanding, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal and interest and

Ex. C-3

any Make-Whole Amount on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Trustee in New York, New York, which as of the date hereof is located at c/o The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, Attention: Corporate Trust Administration, or such other office or agency as may be designated by the Company from time to time in accordance with the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in the form attached hereto as Annex A duly executed by the Holder hereof, or his attorney duly authorized in writing, and thereupon one or more new Securities of this series of authorized denominations and of like tenor and aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only as registered Securities, without coupons, and in denominations of $250,000 or any integral multiple thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of the same series, of any authorized denominations, as requested by the Holder surrendering the same, and of like tenor upon surrender of the Note or Notes to be exchanged at the office or agency of the Trustee in New York, New York at c/o The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, Attention: Corporate Trust Administration, or such other office or agency as may be designated by the Company from time to time in accordance with the Indenture.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith in accordance with the Indenture.

The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the absolute owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Securities of this series are not entitled to the benefit of any sinking fund.

As provided in Section 2.05 of the Supplemental Indenture, except as may be agreed to by the Holder hereof in connection with an offer made to all Holders of the Securities of this series on the same terms and conditions, the Company shall not and shall not permit any Affiliate of the Company to purchase, redeem or otherwise acquire, directly or indirectly, this Note, except upon the payment or redemption of this Note in accordance with the terms of the Indenture.  The Company will promptly cause the Trustee to cancel this Note once acquired by it or any Affiliate of the Company pursuant to any payment, redemption or purchase of this Note pursuant to any provision of the Indenture and no Notes may be issued in substitution or exchange for this Note.

As provided in Section 1401 of the Original Indenture, no recourse shall be had for the payment of the principal of or Make-Whole Amount, if any, or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against, and no personal liability whatsoever shall attach to, or be incurred by, any incorporator, member, manager, stockholder, officer, director or employee, as such, past, present or future, of the Company or any predecessor or successor corporation or company, either directly or through the Company or any predecessor or successor corporation or company or any Successor Corporation, whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and

Ex. C-4

understood that the Indenture and all the Securities (including the Notes) are solely corporate obligations of the Company and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of the Securities (including the Notes).

Demand, presentment, protest and notice of non-payment and protest are hereby waived by the Company.

This Note shall be governed by and construed in accordance with the law of the State of New York, except that (i) to the extent that the Trust Indenture Act shall be applicable, this Note shall be governed by and construed in accordance with the Trust Indenture Act and (ii) if the law of any jurisdiction wherein any portion of the Mortgaged Property that is Real Property is located shall govern the creation of a mortgage lien on and security interest in, or perfection, priority or enforcement of the Lien of the Indenture or exercise of remedies with respect to, such portion of the Mortgaged Property, this Note shall be governed by and construed in accordance with the law of such jurisdiction to the extent mandatory.

Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent by manual signature, this Note shall not be entitled to any benefit as a Security under the Indenture or be valid or obligatory for any purpose.

[The remainder of this page is intentionally left blank.]

Ex. C-5

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

MICHIGAN ELECTRIC TRANSMISSION COMPANY, LLC, a Michigan limited liability company

By:	ITC Holdings Corp., its sole manager

By:
Name:
Title:

Date: [     ]

Ex. C-6

SCHEDULE A

SCHEDULE OF NOTATIONS

The notations on the following table have been made by the holder of the within Note in connection with the transfer thereof in accordance with Section 2.02(b) of the Supplemental Indenture.

Date of Notation	Amount of principal paid on the within Note	Last date to which interest has been paid on the within Note	Notation by Holder

Ex. C-7

ANNEX A

FORM OF ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

Please print or typewrite name and address, including postal zip code of assignee the within Note and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Note on the Security Register, upon surrender of said Note at the office or agency of the Trustee in New York, New York, or such other office or agency as may be designated by the Company from time to time in accordance with the Indenture, with full power of substitution in the premises.

Dated:

[NAME OF TRANSFEROR]

By:
Name:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular, without alteration or enlargement or any change whatever.

Signature Guarantee:

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Ex. C-8

THIS NOTE HAS NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR PURSUANT TO THE SECURITIES LAWS OF ANY STATE.  ACCORDINGLY, THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED (1) EXCEPT IN ACCORDANCE WITH AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (2) UNLESS THIS NOTE IS REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

MICHIGAN ELECTRIC TRANSMISSION COMPANY, LLC

4.65% Series B Senior Secured Note due 2049

Original Interest Accrual Date: July 10, 2019
Stated Maturity: July 10, 2049
Interest Rate: 4.65% per annum
Interest Payment Dates: January 10 and July 10
Regular Record Dates: December 26 and June 25

This Note is not an Original Issue Discount Security
within the meaning of the within-mentioned Indenture.
This Note is a Debt Security within the
meaning of the within-mentioned Indenture.

Registered No. [RA - ]	July 10, 2019
$[ ](2)	PPN [ ]

MICHIGAN ELECTRIC TRANSMISSION COMPANY, LLC, a limited liability company duly organized and existing under the laws of the State of Michigan (herein called the “Company”, which term includes any Successor Corporation under the Indenture referred to below), for value received, hereby promises to pay to [                     ], or its registered assigns, the principal sum of [                                     ] DOLLARS ($      ) on the Stated Maturity specified above, and to pay interest (a) thereon from the Original Interest Accrual Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates specified above in each year, commencing on January 10, 2020 and at Maturity, at the Interest Rate per annum specified above, until the principal hereof is paid or duly provided for and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 6.65% and (ii) 2.0% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date specified above (whether or not a Business Day) next preceding such Interest Payment Date.  Notwithstanding the foregoing, interest payable at Maturity shall be paid to the Person to whom principal shall be paid.  Except as otherwise provided in said Indenture, any such interest not so timely paid or duly provided for shall forthwith cease to be payable to the Noteholder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee,

(2)           Reference is made to Schedule A attached hereto with respect to the amount of principal paid hereon and the last date to which interest has been paid hereon.

Ex. D-1

notice of which shall be given to the Noteholders not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Securities of this series may be listed, and upon such notice as may be required by such exchange or automated quotation system, all as more fully provided in said Indenture.

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of Authentication:

The Bank of New York Mellon Trust Company, N.A.
as Trustee

By:
Authorized Signatory

Capitalized terms used in this Note and not otherwise defined herein shall have the meaning assigned to such term in the Indenture.

Subject to the home office payment obligation set forth in Section 2.02(b) of the Supplemental Indenture (referred to below), payment of the principal of and Make-Whole Amount, if any, on this Note and interest hereon at Maturity shall be made upon presentation of this Note at the office or agency of the Trustee in New York, New York at c/o The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, Attention: Corporate Trust Administration, or at such other office or agency as may be designated for such purpose by the Company from time to time in accordance with the Indenture.  Subject to the home office payment obligation set forth in Section 2.02(b) of the Supplemental Indenture, payment of interest on this Note (other than interest at Maturity) shall be made as set forth in Section 307 of the Original Indenture (as defined below).  Payment of the principal of and Make-Whole Amount, if any, and interest on this Note, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

This Note is one of a duly authorized issue of securities of the Company (all such series of securities herein called the “Securities”) issued and issuable in one or more series under and equally secured by a First Mortgage Indenture, dated as of December 10, 2003 (such indenture as originally executed and delivered herein called the “Original Indenture” and as supplemented and modified by any and all indentures supplemental thereto, including the Supplemental Indenture referred to below, being herein called the “Indenture”), and has been issued pursuant to that certain Ninth Supplemental Indenture, dated as of November 28, 2018 (the “Supplemental Indenture”), each of the Indenture and the Ninth Supplemental Indenture being between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to JPMorgan Chase Bank, N.A.), as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture reference is hereby made for a description of the property mortgaged, pledged and held in trust as security for payment of all amounts due under this Note, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of the Securities thereunder and of the terms and conditions upon which the Securities (including the Securities of this series) are, and are to be, authenticated and delivered and secured.  The acceptance of this Note shall be deemed to constitute

Ex. D-2

the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture.  This Note is one of the series of Securities designated above.

Notwithstanding anything to the contrary in Section 113 of the Original Indenture, in the Supplemental Indenture or in this Note, if the Stated Maturity or any Redemption Date of this Note shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of the Original Indenture or the Supplemental Indenture or this Note) payment of interest on or principal (and premium, if any) of this Note due at the Stated Maturity or on any Redemption Date thereof need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Stated Maturity or on any Redemption Date thereof, provided that interest shall accrue on the Outstanding principal amount of this Note due at the Stated Maturity or on any Redemption Date thereof until the date of actual payment.  Interest hereon will be computed on the basis of a 360-day year of twelve 30-day months.

This Note is subject to mandatory redemption under the circumstances set forth in Section 501(a) of the Original Indenture and as set forth in Section 2.03 of the Supplemental Indenture.  This Note is subject to redemption at the option of the Company, in whole or in part, as set forth in Section 2.04 of the Supplemental Indenture.

If an Event of Default, as defined in the Indenture, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.

The Original Indenture permits, with certain exceptions as therein provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of a majority in aggregate principal amount of the Securities of all series then Outstanding under the Indenture, considered as one class; provided, however, that if there shall be Securities of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of each series so directly affected, considered as separate classes, shall be required; and provided, further, that if the Securities of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Original Indenture permits the Trustee to enter into one or more supplemental indentures for limited purposes without the consent of any Holders of Securities and for certain other purposes with the consent of all Holders of affected Securities.  The Original Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities then Outstanding, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal and interest and any Make-Whole Amount on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

Ex. D-3

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Trustee in New York, New York, which as of the date hereof is located at c/o The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, Attention: Corporate Trust Administration, or such other office or agency as may be designated by the Company from time to time in accordance with the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in the form attached hereto as Annex A duly executed by the Holder hereof, or his attorney duly authorized in writing, and thereupon one or more new Securities of this series of authorized denominations and of like tenor and aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only as registered Securities, without coupons, and in denominations of $250,000 or any integral multiple thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of the same series, of any authorized denominations, as requested by the Holder surrendering the same, and of like tenor upon surrender of the Note or Notes to be exchanged at the office or agency of the Trustee in New York, New York at c/o The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, Attention: Corporate Trust Administration, or such other office or agency as may be designated by the Company from time to time in accordance with the Indenture.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith in accordance with the Indenture.

The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the absolute owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Securities of this series are not entitled to the benefit of any sinking fund.

As provided in Section 2.05 of the Supplemental Indenture, except as may be agreed to by the Holder hereof in connection with an offer made to all Holders of the Securities of this series on the same terms and conditions, the Company shall not and shall not permit any Affiliate of the Company to purchase, redeem or otherwise acquire, directly or indirectly, this Note, except upon the payment or redemption of this Note in accordance with the terms of the Indenture.  The Company will promptly cause the Trustee to cancel this Note once acquired by it or any Affiliate of the Company pursuant to any payment, redemption or purchase of this Note pursuant to any provision of the Indenture and no Notes may be issued in substitution or exchange for this Note.

As provided in Section 1401 of the Original Indenture, no recourse shall be had for the payment of the principal of or Make-Whole Amount, if any, or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against, and no personal liability whatsoever shall attach to, or be incurred by, any incorporator, member, manager, stockholder, officer, director or employee, as such, past, present or future, of the Company or any predecessor or successor corporation or company, either directly or through the Company or any predecessor or successor corporation or company or any Successor Corporation, whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Securities (including the Notes) are solely corporate obligations of the Company and that any such personal liability is hereby expressly waived and released as a

Ex. D-4

condition of, and as part of the consideration for, the execution of the Indenture and the issuance of the Securities (including the Notes).

Demand, presentment, protest and notice of non-payment and protest are hereby waived by the Company.

This Note shall be governed by and construed in accordance with the law of the State of New York, except that (i) to the extent that the Trust Indenture Act shall be applicable, this Note shall be governed by and construed in accordance with the Trust Indenture Act and (ii) if the law of any jurisdiction wherein any portion of the Mortgaged Property that is Real Property is located shall govern the creation of a mortgage lien on and security interest in, or perfection, priority or enforcement of the Lien of the Indenture or exercise of remedies with respect to, such portion of the Mortgaged Property, this Note shall be governed by and construed in accordance with the law of such jurisdiction to the extent mandatory.

Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent by manual signature, this Note shall not be entitled to any benefit as a Security under the Indenture or be valid or obligatory for any purpose.

[The remainder of this page is intentionally left blank.]

Ex. D-5

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

MICHIGAN ELECTRIC TRANSMISSION COMPANY, LLC, a Michigan limited liability company

By:	ITC Holdings Corp., its sole manager

By:
Name:
Title:

Date: [     ]

Ex. D-6

SCHEDULE A

SCHEDULE OF NOTATIONS

The notations on the following table have been made by the holder of the within Note in connection with the transfer thereof in accordance with Section 2.02(b) of the Supplemental Indenture.

Date of Notation	Amount of principal paid on the within Note	Last date to which interest has been paid on the within Note	Notation by Holder

Ex. D-7

ANNEX A

FORM OF ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

Please print or typewrite name and address, including postal zip code of assignee the within Note and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Note on the Security Register, upon surrender of said Note at the office or agency of the Trustee in New York, New York, or such other office or agency as may be designated by the Company from time to time in accordance with the Indenture, with full power of substitution in the premises.

Dated:

[NAME OF TRANSFEROR]

By:
Name:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular, without alteration or enlargement or any change whatever.

Signature Guarantee:

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Ex. D-8